united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Suite 2 Omaha Nebraska 68130

(Address of principal executive offices) (Zip code)

Jennifer Bailey , Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100 Elkhorn, Nebrask 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 866-447-4228

Date of fiscal year end: 3/31

Date of reporting period: 3/31/22

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric Premium Opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

AlphaCentric Robotics and Automation Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SYMAX Class C: SYMCX Class I: SYMIX

AlphaCentric LifeSci Healthcare Fund

Class A: LYFAX Class C: LYFCX Class I: LYFIX

AlphaCentric SWBC Municipal Opportunities Fund

(formerly known as AlphaCentric Municipal Opportunities Fund)

Class A: MUNAX Class C: MUNCX Class I: MUNIX

AlphaCentric Strategic Income Fund

Class A: SIIAX Class C: SIICX Class I: SIIIX

March 31, 2022

AlphaCentric Advisors LLC

53 Palmeras Street, Suite 601

San Juan, PR 00901

1-844-223-8637

March 31, 2022

Dear AlphaCentric Income Opportunities Fund (“the Fund”) Investor:

As usual we hope this finds you well, and we are hopeful that the COVID-19 pandemic will continue to move further into the rearview mirror.

While the start of 2022 has brought a host of challenges to the broader markets, the Fund performed well over the last year, producing a 3.93% return versus -4.15% for the Barclays US Aggregate Bond Index.

Inflation headlines have obviously moved front-and-center, and the Federal Reserve has relayed its plan for further hikes with conviction, along with shrinkage of its balance sheet market support. This led to a dramatic rise in rates, with a corresponding increase in volatility. Further, the war in Ukraine and geopolitical instability from Russia’s tone have contributed to additional uncertainty and fear in the markets.

On the bright side, we continue to see improving fundamentals for our positions, given the strength of the housing market and the seasoning of the underlying mortgages. We anticipate that any chill in housing activity from increased mortgage rates may be mitigated by a continued lack of supply, and the markedly lower loan-to-value ratios found in our collateral should provide further cushion.

We hope that the war can find a peaceful resolution soon, and that the economy and markets can find their footing. Best wishes for a safe and prosperous 2022!

Sincerely,

Garrison Point Fund Management Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/22 and for the period since inception through 3/31/22, as compared to the Benchmark Index, were as follows:

		Since Inception
	Fiscal Year Ended 3/31/2022	5/28/2015
Class I	3.93	6.98
Class A	3.68	6.72
Class A w/ Sales Charge	-1.22	5.96
Class C	2.92	5.93
Bloomberg US Agg Bond Index (1)	-4.15	2.03

(1)	Bloomberg US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 8111-NLD-05182022

March 31, 2021

Dear AlphaCentric Premium Opportunity Fund (“Fund”) Investor:

We are pleased to provide our Annual Letter to Shareholders. Thank you for your support and for being an investor in the Fund.

Investment Strategy

The portfolio strategy utilized by the Fund seeks to achieve capital appreciation with lower overall volatility than the equity market. The strategy attempts to achieve its objective by investing in a systematically managed portfolio of: long and short call and put options and futures on the Standard & Poor’s 500 Index (the “Index”) and/or other securities that represent the return of the Index (such as exchange traded funds), as well as investments tied to measures of market volatility such as volatility exchange traded funds and futures on the VIX Index, which reflect the market’s expected fluctuation (volatility). The strategy has used a proprietary multifactor model since inception to guide trade decisions.

Fund Performance

The fiscal year started April 1, 2021. During the period, the S&P 500 gained 15.65% on a total return basis while HMXIX had a total return gaining +2.51% (for Class I shares), with the cost of its hedging the market’s downside cutting into profits. On a quarterly basis, the Fund was positive in the first three quarters alongside the S&P, capturing 28%, 19%, and 29% of the S&P 500’s upside gains in Q221, Q321, and Q421 respectively; while its protection kicked in for Q122, losing just -3.02% versus -4.60% for the index.

For the three quarters ending in December 2021, the S&P 500 was mainly a one-way trade to the upside, putting in 70 all-time highs in 2021 as it closed more than 1,000 points higher for the year (the first time it has accomplished that feat). On the other side of the ledger, the VIX worked its way from the mid-20s down to the 15 handle – spending most of the year in the ‘teens’ despite the notable spike up to 30 to end November.

Positioning during most of that time was in the model’s ‘Up Market /Falling Volatility’ quadrant, which includes calls above the market and puts below the market. Yet, volatility pricing remained stubbornly high following some short down moves throughout the year, making the cost of our protection higher and in turn eating into the model’s upside participation.

Further, when the market finally did turn over in the first quarter of 2022, that stubbornly high volatility was somewhat muted in its reaction to the down market, rising just a small fraction of what it had in the Covid selloff in March of 2020. The Fund’s models correctly pivoted to their ‘Down Market/Rising Volatility’ quadrant, but the gains in volatility weren’t as much as we expected in order to cover more of the market’s downside.

Market Outlook

Looking ahead, with the Fund’s investment strategy heavily model-driven, we have the luxury of not having to get a market outlook correct. The entire idea of the strategy positioning itself to capture upside and protect against the downside is precisely because predicting where the market is headed is difficult if not impossible.

Having said that, the models are analyzing which type of market environment we are in and are currently signaling a period of further equities downside, driven by both a valuation reset thanks to higher interest rates and a possible earnings reset due to inflationary pressures eating into corporate profits. The tricky part about navigating that environment will be whether volatility remains at its currently elevated levels, increases from here, or declines.

One could ask, however, just how much downside is left in this market with the Nasdaq down more than -30% and S&P approaching down -20% as of this writing. Whether the Fed steps in or not, the eventual cure for low prices….is low prices… as investors look to buy into deeply discounted names.

Surely, markets can always go lower, and it’s a losing game to try and catch the falling knife. But the larger risk moving forward may be missing out on the next leg up in the market. Nobody likes to see images of tanks and bombs on the news, stocks losing -25% in a day, or billions being lost in an instant in the world of crypto. It’s a normal human emotion to be fearful in such situations, which can lead to emotional financial decisions, such as “lightening up” on equity exposure, or “going to the sidelines” until the world looks better. The problem is, there are very few, if any, investors who can get that timing correct, and you’re left not participating in the upside when it comes.

Our portfolio always has downside defense on, not just to truncate losses, but to harvest gains from volatility positions and redeploy them. Said another way, we always have downside defense on so that we can participate in the upside. No matter if it is Fed-induced war on inflation, or a Russian war on peace – we don’t believe in watching from the sidelines. We put both our offense and defense on the field!

Sincerely,

Russell Kellites

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/22 and for the period since inception through 3/31/22, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended
	3/31/2022	Since Inception*
Class A	2.24	8.19
Class A with Sales Charge	-3.62	7.03
Class C	1.46	7.51
S&P 500 TR Index (1)	15.65	16.46
Class I	2.51	10.36
S&P 500 TR Index (1)	15.65	15.48

*	Fund Inception: 9/1/2011 (Class I) & 9/30/2016 (Class A & C). The Performance shown before September 30, 2016, is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividends are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 8114-NLD-05202022

March 31, 2022

Dear AlphaCentric Robotics and Automation Fund (the “Fund”) Investor:

The growth story that propelled stock markets worldwide to new heights in 2021 may have peaked. First quarter GDP was just reported down 1.4% vs. a consensus expectation of a 1% gain. Indeed, Q1 S&P op-EPS appear poised to post their first sequential decline since March 2020. Inflation data has remained persistently high with the latest reports for the headline CPI and PPI exceeding 8% and 11%, respectively. If this condition is sustained, and the Fed does not take more aggressive action to tamp down inflation, then a mild recession – at the very least – may be all but guaranteed within the next year.

March 31, 2022 marked the end of the fiscal period of the AlphaCentric Robotics and Automation Fund. From the Fund’s inception on May 31, 2017 through March 31, 2022, the Fund returned 9.57% annualized (Class I). The S&P 500 TR Index’s performance during that same period was 16.00%. Following the Fund’s best 12-month return since inception in the prior fiscal period, the Fund experienced a relative performance set-back in the latest fiscal year, as changes to the macro backdrop have abruptly shifted investor interest away from long duration growth stories, and toward short duration value stocks.

Rising energy prices and supply chain disruptions resulting from the outbreak of war between Russia and the Ukraine have likely impacted corporate priorities, resulting in a temporary slowdown in capex spending on robotics and automation solutions. But, in our view, the mandate to improve operational efficiencies will remain front and center as companies large and small adapt to the new realities of a post-COVID world. Our strategy of focusing on leading edge technologies and the core end-market beneficiaries of the automation theme should regain the attention of investors once geopolitical tensions subside.

The Fund’s top performing position was ATS Automation Tooling Systems (ATA CN), posting a 71.41% return throughout the period in which the Fund held the stock. ATS is an industry-leading automation solutions provider to many of the world’s most successful companies that was founded in 1978. The company uses its extensive knowledge base and global capabilities in providing custom automation solutions to serve the needs of multinational customers in markets including life sciences, food & beverage, transportation, consumer products, and energy.

KUKA AG (KU2 GY) also proved to be a substantial contributor during the year. The stock gained 102.38% during the period and continues to be a top holding in the Fund. Headquartered in Augsburg, Germany, KUKA is one of the world’s leading single-source suppliers of intelligent automation solutions including robots, cells, and fully automated systems to the automotive, electronics, metal & plastic, e-commerce & retail, consumer goods, and healthcare industries.

A smaller position, yet a standout performer over the past year was Scott Technology LTD (SCT NZ). The stock posted a 61.22% return during the period in which the Fund held the shares. Scott delivers smart automation and robotic solutions that transform manufacturing by making it safer, more productive, and more efficient. They design and build customized automation solutions, serving a who’s who list of Fortune 500 companies across the globe.

CyberOptics (CYBE) remains a core position in the Fund. During the last year, the stock experienced a 56.26% return. As the recognized global leader in providing high-precision, 3D sensing technology solutions that come with the assurance of high quality, accuracy, and speed, the company serves the SMT, semiconductor, industrial metrology markets worldwide.

While these are just a few examples of investments that were important to our fiscal year results, they are representative of the broad array of companies and technologies in our portfolio. From smart warehouses, automated manufacturing, and robotic process automation to tele-medicine and surgical robotics, to autonomous vehicles, artificial intelligence and machine learning technologies, the AlphaCentric Robotics and Automation Fund is laser-focused on identifying and capitalizing on advances and innovative technologies that are changing the world by investing in the companies that are driving this change, both up and down the food chain.

Thank you for your support and participation in the Fund.

Sincerely,

Brian Gahsman, Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/22 and for the period since inception through 3/31/22, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended
	3/31/2022	Since Inception 5/31/17
Class I	-14.21	9.57
Class A	-14.42	9.28
Class A w/Sales Charge	-19.34	7.95
Class C	-15.09	8.47
S&P 500 Total Return Index(1)	15.65	16.00
MSCI AC World Index TR Gross(2)	7.73	11.75

(1)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(2)	The MSCI AC World Index TR Gross represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

+	The AlphaCentric Robotics and Automation Fund Class A, Class C and Class I commenced operations on May 31, 2017.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 8113-NLD-05202022

March 31, 2022

Dear AlphaCentric Symmetry Strategy Fund Investor:

For the quarter ending on March 31, 2022, the AlphaCentric Symmetry Strategy Fund (the “Fund”) was up 6.5% (Class I). For the full year ending March 31, 2022, the Fund returned 11.7%. Over the 12-month period, both sides of the portfolio as we construct it – a traditional asset portfolio and an alternative portfolio – contributed positively.

The portfolio is constructed utilizing a risk-based approach considering two broad categories of risk premiums (traditional and alternative) with risk being split equally between the two categories. The traditional side of the portfolio utilizes a quantitative investment process used to select a portfolio of securities primarily in, but not limited to, the U.S., Europe, and Japan, weighted towards names of a value nature. The Fund also uses quantitative signals to take positions in sectors, emerging country, and income ETFs among others, as well as broad based credit default swap indices. The alternative side attempts to diversify the broad economic risks in the traditional portfolio through allocations to diversifying strategies in fixed income, currency and commodity markets, that have in the past tended to do well in periods of difficulty for equity and credit markets.

The bulk of 2021 was characterized by strong equity markets as the economic recovery from the COVID-19 pandemic continued – albeit with some bumps in the road as the world dealt with variants of the virus. The vaccine rollout has been rapid in the west and coupled with continued fiscal easing and accommodative monetary policy, risk sensitive assets like equity markets performed well. The traditional side of the Fund participated in these moves through holdings in equity and credit securities. The alternative side also made gains, particularly in commodity markets. Equity markets closed 2021 at record highs. This changed as the calendar was flipped to 2022. The first quarter of 2022 has seen moves in both stocks and bonds that we have not seen for some 40 years as both dropped significantly. The mixture of interest rate rises being priced and the war in Ukraine has not been kind to asset markets. In times of stress, one needs to adapt. The strategy was built to do just that. We call it Symmetry as we look to balance capital market risks with trading market strategies that can offer uncorrelated returns, often at times of global economic stress. We believe that more traditional models of portfolio construction are good starting points for asset allocation but have some drawbacks in adapting. We saw some of these drawbacks in the first few months. When bonds go down at the same time as stocks, they don’t hedge equity risk, and one needs different tools.

These tools – the trading market strategies in the Fund – have shined over the past 12 months. They approach fixed income, currency, and commodity markets from both the long and the short side, adapting to the prevailing moods in the global economy. The current mood is clearly an inflationary one, as we see global measures of inflation hit multi-decade highs, and global central banks race to adjust policy set for a pandemic induced recession to a policy stance more suited to the times. Asset markets have not had to deal with genuine inflation for decades, particularly one being driven from both the demand and supply sides. The strong economy driven by the pandemic recovery has ignited demand, while the war in Ukraine has added more uncertainty to many already very tight commodity markets.

Inflation is the Achilles heel of many portfolio-construction models; to our eye an adaptable approach is key. The strategy has adapted to rising interest rates and made gains recently with short positions in global bond markets, cushioning difficult equity and credit markets. Being adaptable in commodity markets has also generated strong returns so far this year as there are few places with a more direct link to rising inflationary pressures than oil, metals, natural gas, and grain markets; all areas where the strategy has made gains.

The capital markets side of the portfolio adapted to the new regime. The strategy held positions in many businesses well positioned for the inflationary regime – companies active in the energy and fertilizer sectors as well as value names that tend to do well when economic growth is strong and interest rates rise - and avoided many of the worst hit sectors like expensive speculative names where multiples have compressed. Overall levels of equity and credit exposure were reduced.

We are currently in a world with strong growth, low unemployment, high inflation, and a terrible war in Ukraine. Central banks are trying to navigate a soft landing for the economy as they race to raise interest rates enough to cool inflation, without crushing growth, all the while with half an eye on the events in eastern Europe. Commodity markets everywhere are very tight. How do these big macro drivers play out from here? In the case of commodities, the tightness is and will be the result of public policy goals. Sure, we would all like emissions to go to zero, but it’s unlikely to be tomorrow. A by-product of restricting domestic energy production is outsourcing supply needed to meet demand, and that supply is often generated by global bad actors. The invasion of Ukraine by one of those actors pushed that risk to the front page. It will take years to build resilience into the global energy infrastructure, supporting prices and activity in lots of sectors. Grain tightness is more traditional, expanding demand and the potential for reduced supplies support a longer period of higher prices. Again, actions to our east extend the timeline. Consensus has the Fed raising rates 50bps in the next three meetings. Market reactions to these moves should be a good tell, we will be on the lookout. One thing for sure, rates will not solve supply-related issues unless you move enough to collapse demand. In fact, it may make it worse in the short run, if increased financing costs inhibit expansion. It sure seems like a time where being adaptable is the right model.

Thank you for your support, and we hope that you stay healthy and safe in 2022.

Sincerely,

Mount Lucas Management LP Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/22 and for the period since inception through 3/31/22, as compared to the Benchmark Index, were as follows:

	Fiscal Year
	Ended
	3/31/2022	Since Inception*
Class A	11.57	6.26
Class A w/ Sales Charge	5.15	3.90
Class C	10.60	5.42
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (1)	0.06	0.58
MSCI World/Bloomberg U.S. Aggregate Bond Blended Index (2)	3.46	8.77
Class I	11.74	3.86
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (1)	0.06	0.81
MSCI World/Bloomberg U.S. Aggregate Bond Blended Index (2)	3.46	5.64

*	Inception (annualized): 9/1/14 (I Share) | 8/9/19 (A & C Shares)

The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor was the adviser to the Predecessor Fund.

(1)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

(2)	MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The Bloomberg U.S. Aggregate Bond index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividends are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 8112-NLD-05202022

March 31, 2022

Dear AlphaCentric LifeSci Healthcare Fund (“the Fund”) Investor:

PERFORMANCE

We believe careful management of cost basis, exposure to robust cash flow/revenue growth companies, and avoidance of major negative clinical and regulatory data events limited the Fund’s drawdown in the fourth quarter of 2021, despite extreme selling pressure across the sector. For the remainder of 2021, the Fund’s outperformance, relative to the primary benchmark, the S&P Biotechnology Select Industry Index (“Benchmark”), was driven by upside capture from exposure to positive clinical/regulatory events, M&A, favorable earnings updates, avoidance of expensive high beta stocks, and avoidance major negative clinical/regulatory data events.

As we moved into 2022, the Fund’s outperformance continued. Focus on valuations, exposure to robust cash flow/revenue growth companies, and sell discipline led the Fund to furnish a positive return of +2.76% in the quarter despite extreme selling pressure across the sector. Through 1Q 2022, the Fund produced +22.24% outperformance relative to the Benchmark.

For the fiscal year ending 03/31/2022, the Class I share of the Fund returned -2.47% compared to -33.54% for the Benchmark.

MARKET OVERVIEW

The S&P Biotechnology Select Index started 2022 with one of the worst quarters on record, closing down -19.55%. This follows a challenging 2021 which was the worst absolute and relative performance year in its history, trailing the S&P 500 by nearly 50%. Tax loss selling and de-grossing seemingly gave way to incoming fund flows anticipating good news as the index briefly traded up into the JP Morgan Healthcare conference in early January. Sector upside was very short lived as the conference furnished numerous incremental positive program and strategic updates, but a blockbuster M&A or data release was nowhere to be seen. The bear market in biotech continued through the end of 1Q 2022 as the longest on record at 13 months and counting. Volatility remained elevated with >15% swings in the index during each month of the quarter.

High profile negative clinical data updates continued and continued, in our opinion, to exemplify the pain from single stock drawdowns. Specifically, Kodiak Biosciences (KOD) traded down ~80%, losing ~$2 billion in market capitalization, upon reporting phase 2b/3 clinical results that fell short of analysts’ expectations. Remarkably, the company was worth $7 billion last year and ended the quarter with a negative enterprise value (EV = market capitalization net of cash and debt). Similarly, Nektar Therapeutics (NKTR) traded down >60% to near cash on news their immuno-oncology combination trial in partnership with Bristol-Myers Squibb (BMY) failed to show a benefit in first-line treatment for previously untreated unresectable or metastatic melanoma. Prior failures in high profile immuno-oncology combination trials tempered expectations, but NKTR is still down 85% and nearly $4 billion in market cap since last year’s peak.

Capital markets activity was down substantially as valuations reset and deals became harder to get done. Through 1Q2022 there were 24 fundraising transactions raising just over $3 billion, compared with 138 transactions raising $24 billion in 2021. The 2021 life sciences IPO class showed the breadth of the selloff following last year’s record transaction volume. Nearly 90% (out of n=129) of 2021 IPOs were down, and the median return from the IPO price was nearly negative 50%. The financing terms pendulum swung dramatically to favor buyers. Remarkably, former high flying commercial companies completed financings during the quarter at fire sale prices. In March, 2Seventy Bio (TSVT) raised $170 million in a private placement $12.20 per share corresponding to an enterprise value of approximately $0. TSVT was formed in 2021 by the spinout of the oncology portfolio from BlueBird Bio (BLUE). BLUE was a previous highflyer with a market cap over $8 billion at one time and cash of >$1 billion. TSVT received $440 million cash in the spinout along with Abcema®, the first FDA-approved chimeric antigen receptor technology (CAR T) cell therapy for multiple myeloma, and several other pipeline programs. Abcema is partnered with Bristol-Myers Squibb (BMY) and is one of the best-performing oncology launches in the past five years with 2022 revenue guidance of $250-300 million (first full year of sales following March 2021 approval). TSVT noted the raise will extend the company’s cash runway into 2025 and shares rallied nearly 50% in the days following the deal highlighting the opportunity for investors to create alpha by removing a financing overhang.

The persistent selling led a record number of development stage life sciences innovators (nearly n=150!) to trade at a negative EV. Certainly, many of these companies may never create shareholder value, but a growing number were able to realize single day triple digit rallies as the quarter progresses showing clear signs of life for the sector.

In early March, Atreca Inc (BCEL) reported confirmed clinical responses from a phase 1b clinical trial of ARTC-101, an antibody targeting tumor-specific ribonucleoprotein (RNP) complex, in select solid tumor cancers. The stock was trading at negative EV before the news was announced and closed up >200% on the day.

The following week, Kala Pharmaceuticals (KALA) ripped 150% intraday on >25x average volume high volume and closed up 90% on the day the company announced expanded formulary coverage for their dry eye drug, EYSUVIS®.

Two weeks later, Eiger Biopharmaceuticals (EIGR) was up ~180% from the January low following the announcement that their experimental interferon showed clinical benefit in treating COVID-19 patients.

We believe the biotech bears may be looking for the next company to join the negative EV club, but the emerging bulls seemed to be looking for the next 100-200%+ single day stock rally.

FUND OVERVIEW

In 2021, the Fund sought exposure to biotech and pharma companies that offered robust revenue and cash-flow growth profiles, as such favorable fundamentals were expected to outperform in the face of persistent selling pressure. Record cash generation and discounted valuations enabled numerous commercial-stage companies in the sector to announce enhanced capital return programs.

M&A accelerated during the fourth quarter with more than half a dozen transactions announced. The most exciting in our view was Pfizer’s $6.7B takeout of Arena Pharmaceuticals (ARNA) announced in December. The deal was nearly a 100% premium to the prior day’s close price, providing a substantial near-term gain for shareholders on record, including the Fund, which had previously disclosed holding a position in ARNA.

The Fund decreased exposure to early-stage biotech following the lack of positive sector news at the JP Morgan Healthcare Conference in January of 2022. The Fund also minimized exposure to data events with what we believed would bring large potential drawdowns and avoided companies such as KOD or NKTR into their news announcements. Pharma companies and SMID cap therapeutics companies with robust revenue and cash flow growth profiles were prioritized. Select development stage biotechs with strong balance sheets and differentiated clinical data with compelling risk/reward profiles were also added. As the quarter progressed, the Fund started to allocate to a basket of companies trading at negative EV that have the potential to materially change investor perception.

The Fund continued to benefit from mergers and acquisitions (M&A) and had exposure to all three biotech M&A deals announced during the first quarter of this year.

UCB SA’s January acquisition of Zogenix Inc. (ZGNX) for $1.9 billion ($26 upfront + $2 CVR if lead drug Fintepla gets regulatory approval for Lennox-Gastaut syndrome, an orphan epilepsy indication, by the end of 2023) with the upfront portion representing ~70% premium to the prior days closing price. Fintepla had previously received regulatory approval for Dravet syndrome, another orphan epilepsy indication, in 2020 and was on a >$100 million revenue trajectory 1.5 years into the launch. UCB rationalized the deal based on strategic fit and near-term accretion potential.

On Valentine’s Day, Collegium Pharmaceutical’s (COLL) announced the acquisition of BioDelivery Sciences (BDSI) for ~$600 million. COLL cited the deal will be highly accretive in both 2022 and 2023 with at least $75m in synergies expected within 12 months of closing. BDSI’s lead pain program, BELBUCA, is estimated to generate revenue of ~$145 million in 2021 and $173 million in 2022. Pro forma, the combined business will have estimated revenue of >$500 million for 2022 with >$200 million of EBITDA. Notably, both COLL and BDSI were trading at well below 2x EV/Revenue the day before the deal was announced.

In March, commercial stage company consolidation continued with the acquisition of Columbia Care Inc (CCHW CN) by Cresco Labs (CL CN) for an equity value of $2 billion. The acquisition price was a 19% premium to the 20-day volume weighted average price (VWAP) and the pro forma business will have estimated revenue of ~$1.4 billion. Similar to the ZGNX BDSI deals, it was expected to be synergistic and enable deleveraging from robust cash flows.

OUTLOOK

Volatility is expected to remain elevated throughout 2022 as investors grapple with geopolitical risks and central bank policy tightening. The pullback in biotech that began in February 2021 is now the longest on record, at 13 months and counting, and has pushed many life sciences assets below historical standards of fair value. We see many compelling risk/reward opportunities to invest in companies trading below asset value that appear to be one positive press release from a triple digit rally.

M&A is expected to accelerate through the year as depressed valuations converge with strategic growth mandates and record large company cash balances. In aggregate, COVID-19 revenues have added nearly $100B to pharma and biotech balance sheets and counting. Given the short duration of some of these revenue streams (REGN, LLY) and uncertain duration of others (PFE, MRNA, MRK, JNJ) it seems more likely than not a significant portion of this capital will be deployed for M&A. In addition, we expect additional consolidation transactions similar to the deals seen in 1Q (UCB/ZGNX, COLL/BDSI and CL CN/CCHW CN) as synergistic bolt-on acquisitions.

The Fund’s fundamental, thesis-driven portfolio attempts to capture alpha even in an environment where the broad sector may be under pressure. We continue to expect fundamentals will play an outsized role in the appreciation of many life sciences companies throughout 2022. Material upside is expected when the balance of sector news turns favorable.

Sincerely,

Mark Charest, Ph.D.

Founding Partner and Portfolio Manager

LifeSci Fund Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/22 and for the period since inception through 3/31/22, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended	Since Inception
	3/31/2022	11/29/2019
Class I	-2.47	20.82
Class A	-2.74	20.57
Class A w/ Sales Charge	-8.34	17.55
Class C	-3.54	20.05
S&P Biotechnology Select Industry TR Index (1)	-33.54	-1.47

(1)	The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index (S&P TMI). The S&P TMI tracks all the U.S. common stocks listed on the NYSE, NYSE American, NASDAQ National Market and NASDAQ Small Cap exchanges. The Biotech Index is a modified equal weight index and typically consists of approximately 70 companies.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 5487-NLD-05182022

March 31, 2022

Dear AlphaCentric SWBC Municipal Opportunities Fund (the “Fund”) Investor:

The fiscal year ending 3/31/2022 closed with a bang for the municipal bond market, maybe more like an explosion. While the prior three quarters benefitted from historic inflows, strong fundamentals due to overflowing balance sheets, and a general feeling of euphoria from investors, the first quarter of 2022 was a reversal of fortune. While the same strong credit fundamentals carried over in 2022, inflation proved not to be transitory and the potential for a significant tightening cycle by the Federal Reverse caused extreme fear in the market.

The first quarter of 2022 saw historic declines in the municipal market with the worst returns ever for the beginning of a year and the worst quarter return in approximately 40 years. While municipal bonds tend to outperform treasuries in a market environment where the Federal Reserve intends to or is raising short-term interest rates, this did not come to fruition as municipal bonds significantly underperformed all other fixed income asset classes. The negative environment continued to feed on itself as the record inflows of 2021 turned to historic outflows in 2022 and municipal bond valuations fell to levels not seen since 2020, during the beginning of the COVID lockdowns.

For the twelve-month period ending 3/31/2022 the Bloomberg Municipal Bond Index returned -4.47%, which underperformed both the Bloomberg Treasury Index and the Bloomberg Corporate Index at -4.20% and -3.67% respectively. To get a better understanding of the severity of the first quarter, consider the Bloomberg Long-Term Municipal Index at -5.30% and the First Trust Municipal Closed-End Fund Index at -8.58%. Due to the callable nature of municipal bonds, as prices fall the call option is no longer priced into the bonds, and durations extend out dramatically, leading to even more negative returns.

The Fund entered the year optimistically, due to strong fundamental characteristics of the market and the strong demand from investors, which caused a demand/supply imbalance. As the year wore on, valuations became rich in both individual bonds and the closed-end fund market. Going into year-end 2021, management lowered its position in closed-end funds, and added to the Fund’s position in higher coupon longer dated bonds. The higher coupon longer dated bonds were in anticipation of a flattened yield curve due to the Fed potential tightening and a possible inverted yield curve if the Federal Reserve over tightened and caused a recession. While this strategy may have been correct, the catastrophic performance of municipal bonds in general (closed-end funds in particular) led to a weak end of the year.

The Fund’s quantitative overlay was relatively flat for the first part of the fiscal year as no clear trend emerged in either interest rates or credit spreads. As inflation began to rise and the Federal Reserve indicated they may need to raise interest rates, the overlay model shorted treasuries, and credit spreads added positive return to the Fund as the prices of bonds fell sharply.

Looking forward to the beginning of the next fiscal quarter, there is still significant fear in the municipal market due to uncertainty about the economy, inflation, and the Federal Reserve. The only good news coming from the end of the fiscal year is that valuations in the municipal market are starting to cheapen up and at some point, will become a buying opportunity due to the continuing strong credit profiles and overall higher yields.

Thank you for your support, and we hope that you stay healthy and safe in 2022.

Sincerely,

The SWBC Management Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/22 and for the period since inception through 3/31/22, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended	Since Inception
	3/31/2022	12/31/2019
Class A	-8.84	-0.41
Class A w/ Sales Charge	-13.17	-2.54
Class C	-9.51	-0.73
Class I	-8.63	-0.18
Bloomberg Municipal Bond Index Value Unhedged USD (1)	-4.47	0.07

(1)	Bloomberg Municipal Bond Index TR Value Unhedged covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 5493-NLD-05232022

March 31, 2022

Dear AlphaCentric Strategic Income Fund (“the Fund”) Investor:

The Fund’s performance for the year ended March 31, 2022, was 2.51% (for Class I shares) versus -4.92% for the Bloomberg US MBS Index. In addition to achieving attractive total returns (which we believe we have over the Fund’s history), our goal is to protect client capital in volatile periods. We believe our flexibility to invest across the capital structure, in bonds and equities, of publicly traded real estate securities helped to limit the drawdown of the Fund in the context of broad financial asset price declines.

The main theme in the portfolio continued to play off the strength in the U.S. housing market. We believe when there is discernable fundamental strength in one part of the market, investors are apt to invest lower down in the capital structure to find the best risk/reward. Housing data throughout the year was strong and many signs point to above average home price appreciation for the balance of 2022 despite the anticipated rise in interest rates.

As the last year progressed, it became obvious that the supply chain disruptions and massive amounts of stimulus unleashed after the pandemic would have stubbornly resilient inflationary effects. Russia’s invasion of Ukraine in March 2022, unquestionably a human tragedy, exacerbated supply chain disruptions and increased the pressure on the Federal Reserve to raise interest rates. This created a challenging environment for bonds, which had their worst quarter in 50 years in 1Q2022, and certain equities which have perceived interest rate risk.

The volatility that gripped the market in 1Q2022 also presented several investment opportunities in both bonds and equities. While we believe some of the bond re-pricing is justified given imminently higher interest rates, many mortgage-related equities were unduly punished by the market. Looking ahead to the remainder of 2022, we believe many mortgage-related equities which have well-balanced business models are poised to generate attractive total returns. We also see deep value opportunities in certain parts of the structured credit, corporate credit, and equity REIT markets.

With the post-pandemic risk asset rebound now behind us and the Federal Reserve poised to raise interest rates several more times this year we believe that active managers that have flexibility to invest across the capital structure should have an advantage to protect capital and generate attractive risk adjusted returns. In our rigorous search for deep value investments, we will continue to stay nimble as market pricing and fundamentals evolve.

We thank you for your investment and remind you that we are also investors in the Fund. Have a happy and healthy 2022!

Sincerely,

David Gregory

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/22 and for the period since inception through 3/31/22, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended
	3/31/2022	Since Inception*
Class I	2.51	13.06
Class A	—	0.02
Class A w/ Sales Charge	—	-4.73
Class C	—	-0.61
Bloomberg U.S. Mortgage Backed Securities Index USD(1)	-4.92	1.85

*	Inception (annualized): 8/1/2011 (I Share) | 5/28/2021 (A & C Shares)

Performance before May 28, 2021 is for the Fund’s Predecessor Fund (Strategos Deep Value Fund LP). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception to May 28, 2021, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the Predecessor Fund is not an indicator of future results.

(1)	The Bloomberg U.S. Mortgage Backed Securities Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 8078-NLD-4/19/2022

AlphaCentric Income Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2022

The Fund’s performance figures* for the periods ended March 31, 2022, compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception *** -
	One Year	Three Years	Five Years	March 31, 2022
Class A (IOFAX)	3.68%	2.11%	4.64%	6.72%
Class A (IOFAX) with 4.75% load	(1.22)%	0.47%	3.63%	5.96%
Class C (IOFCX)	2.92%	1.33%	3.86%	5.93%
Class I (IOFIX)	3.93%	2.34%	4.90%	6.98%
Bloomberg U.S. Aggregate Bond Index **	(4.15)%	1.69%	2.14%	2.03%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the manager from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus were 1.96%, 2.71% and 1.71% for the Fund’s Class A, Class C, and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus were 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments.

***	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Non-Agency Residential Mortgage Backed Securities	101.1%
Liabilities In Excess Of Other Assets	(1.1)%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Premium Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2022

The Fund’s performance figures* for the periods ended March 31, 2022, compared to its benchmark:

					Annualized	Annualized
		Annualized	Annualized	Annualized	Since Inception + -	Since Inception ++ -
	One Year	Three Years	Five Years	Ten Years	March 31, 2022	March 31, 2022
Class A (HMXAX) without load	2.24%	13.01%	8.43%	—	8.19%	—
Class A (HMXAX) with 5.75% load	(3.62)%	10.80%	7.16%	—	7.03%	—
Class C (HMXCX)	1.46%	12.35%	7.75%	—	7.51%	—
Class I (HMXIX) +++	2.51%	13.28%	8.82%	9.62%	—	10.36%
S&P 500 Total Return Index **	15.65%	18.92%	15.99%	14.64%	16.46%	15.48%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the manager from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus were 2.39%, 3.14% and 2.14% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus were 2.33%, 3.08%, and 2.08% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

+	The AlphaCentric Premium Opportunity Fund Class A and Class C commenced operations on September 30, 2016.

++	The AlphaCentric Premium Opportunity Fund Class I, formerly a private Fund, commenced operations on August 31, 2011.

+++	The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on August 31, 2011. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Short-Term Investments	83.8%
Future Options Purchased	0.4%
Written Index Options	0.0%*
Written Future Options	(0.3)%
Other Assets in Excess of Liabilities	16.1%
100.0%

*	- Less than 0.05%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Robotics and Automation Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2022

The Fund’s performance figures* for the periods ended March 31, 2022, compared to its benchmarks:

			Annualized
		Annualized	Since Inception + -
	One Year	Three Years	March 31, 2022
Class A (GNXAX) without load	(14.42)%	8.38%	9.28%
Class A (GNXAX) with 5.75% load	(19.34)%	6.26%	7.95%
Class C (GNXCX)	(15.09)%	7.58%	8.47%
Class I (GNXIX)	(14.21)%	8.66%	9.57%
S&P 500 Total Return Index **	15.65%	18.92%	16.00%
MSCI AC World Index (TR Gross) ***	7.73%	14.30%	11.75%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the manager from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus for the Fund’s period of operation are 2.10%, 2.85% and 1.85% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2021 prospectus for the Fund’s period of operation are 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI AC World Index (TR Gross) represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

+	The AlphaCentric Robotics and Automation Fund Class A, Class C and Class I commenced operations on May 31, 2017.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	97.4%
Investment Purchased as Securities Lending Collateral	18.0%
Liabilities In Excess Of Other Assets	(15.4)%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Symmetry Strategy Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2022

The Fund’s performance figures* for the periods ended March 31, 2022, compared to its benchmarks:

				Annualized	Annualized
		Annualized	Annualized	Since Inception + -	Since Inception ++ -
	One Year	Three Years	Five Years	March 31, 2022	March 31, 2022
Class A (SYMAX) without load	11.57%	—	—	6.26%	—
Class A (SYMAX) with 5.75% load	5.15%	—	—	3.90%	—
Class C (SYMCX)	10.60%	—	—	5.42%	—
Class I (SYMIX) +++	11.74%	5.05%	3.81%	—	3.86%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index **	0.06%	0.81%	1.13%	0.58%	0.81%
MSCI World/Bloomberg U.S. Aggregate Bond Blended Index ***	3.46%	8.82%	7.39%	8.77%	5.64%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.85%, 2.60% and 1.60% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the manager from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus are 2.70%, 3.44% and 2.45% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2021 prospectus are 1.94%, 2.69% and 1.69% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

***	MSCI World/Bloomberg U.S. Aggregate Bond Blended Index reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index.

+	The AlphaCentric Symmetry Strategy Fund Class A, Class C commenced operations on August 8, 2019.

++	The AlphaCentric Symmetry Strategy Fund Class I, formerly a private Fund, commenced operations on September 1, 2014.

+++	The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type *	% of Net Assets
Exchange-Traded Funds	42.8%
Common Stocks	24.8%
U.S. Government & Agencies	7.1%
Other Assets in Excess of Liabilities	25.3%
100.0%

*	Does not include derivative investments.

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric LifeSci Healthcare Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2022

The Fund’s performance figures* for the periods ended March 31, 2022, compared to its benchmarks:

		Annualized
		Since Inception + -
	One Year	March 31, 2022
Class A (LYFAX) without load	(2.74)%	20.57%
Class A (LYFAX) with 5.75% load	(8.34)%	17.55%
Class C (LYFCX)	(3.54)%	20.05%
Class I (LYFIX)	(2.47)%	20.82%
S&P 500 Total Return Index **	15.65%	18.87%
S&P Biotechnology Select Industry Total Return Index ***	(33.54)%	(1.47)%
S&P 500 Health Care Sector Total Return Index ****	19.10%	17.03%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the manager from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus are 2.77%, 3.52% and 2.52% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus are 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	S&P Biotechnology Select Industry Total Return Index is designed to measure the performance of narrow GICS® sub-industries. The Index comprises stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

****	S&P 500 Health Care Sector Total Return Index is designed to measure the performance of narrow GICS® health care sub-industries. The Index comprises stocks in the S&P Total Market Index that are classified in the GICS health care sub-industry.

+	The AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	95.9%
Short-term Investment	0.0%*
Other Assets in Excess of Liabilities	4.1%
100.0%

*	- Less than 0.05%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric SWBC Municipal Opportunities Fund

(formerly known as AlphaCentric Municipal Opportunities Fund)

PORTFOLIO REVIEW (Unaudited)

March 31, 2022

The Fund’s performance figures* for the periods ended March 31, 2022, compared to its benchmarks:

		Annualized
		Since Inception + -
	One Year	March 31, 2022
Class A (MUNAX) without load	(8.84)%	(0.41)%
Class A (MUNAX) with 4.75% load	(13.17)%	(2.54)%
Class C (MUNCX)	(9.51)%	(0.73)%
Class I (MUNIX)	(8.63)%	(0.18)%
Bloomberg Municipal Bond Index Total Return Value Unhedged USD **	(4.47)%	0.07%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.50%, 2.25% and 1.25% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the manager from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2021 prospectus are 19.11%, 19.86% and 18.86% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2021 prospectus are 2.11%, 2.86% and 1.86% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Municipal Bond Index Total Return Value Unhedged USD covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

+	The AlphaCentric SWBC Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type *	% of Net Assets
Municipal Bonds	70.7%
Exchange-Traded Funds	16.9%
Closed End Funds	4.0%
Other Assets in Excess of Liabilities	8.4%
100.0%

*	Does not include derivative investments.

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2022

The Fund’s performance figures* for the periods ended March 31, 2022, compared to its benchmark:

					Annualized	Annualized
		Annualized	Annualized	Annualized	Since Inception + -	Since Inception ++ -
	One Year	Three Years	Five Years	Ten Years	March 31, 2022	March 31, 2022
Class A (SIIAX)	—	—	—	—	0.02%	—
Class A (SIIAX) with 4.75% load	—	—	—	—	(4.73)%	—
Class C (SIICX)	—	—	—	—	(0.61)%	—
Class I (SIIIX) +++	2.51%	21.02%	16.32%	13.66%	—	13.06%
Bloomberg U.S. MBS Total Return Index **	(4.92)%	0.56%	1.36%	1.70%	(5.27)%	1.85%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on March 31, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2022, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the manager from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the June 7, 2021 prospectus for the Fund’s inital fiscal period are 2.12%, 2.87% and 1.87% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the June 7, 2021 prospectus for the Fund’s inital fiscal period are 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg U.S. MBS Total Return Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

+	The AlphaCentric Strategic Income Fund Class A and Class C commenced operations on May 28, 2021.

++	The AlphaCentric Strategic Income Fund Class I commenced operations on April 1, 2011.

+++	The Fund acquired all of the assets and liabilities of Strategos Deep Value Fund LP (the “Predecessor Fund”) in a tax-free reorganization on May 28, 2021. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor is Goshen Rock Capital, LLC (“GRC”). GRC is under common control with Strategos Capital Management, LLC (“SCM”) an SEC registered investment advisor founded in 2004. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	48.4%
Preferred Stocks	16.5%
Asset Backed Securities	10.7%
Corporate Bonds	7.0%
Convertible Bonds	3.4%
Collateralized Mortgage Obligations	2.1%
Short-Term Investment	7.5%
Other Assets in Excess of Liabilities	4.4%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1%
1,095,031	ABFC 2004-OPT4 Trust(a)	US0001M + 2.700%	3.1570	07/25/33	$1,095,084
5,505,399	ABFC 2005-HE1 Trust(a)	US0001M + 1.050%	1.5070	03/25/35	5,089,689
4,220,551	ABFC 2005-WMC1 Trust(a)	US0001M + 0.885%	1.3420	06/25/35	3,997,741
4,907,189	ABFC 2007-NC1 Trust(a),(b)	US0001M + 1.000%	1.4570	05/25/37	4,218,231
2,807,839	ABFS Mortgage Loan Trust 2002-2(c)		6.7850	07/15/33	2,127,376
3,664,769	ABFS Mortgage Loan Trust 2002-3(c)		5.9020	09/15/33	2,665,521
1,507,020	ABFS Mortgage Loan Trust 2003-2(b),(d)		8.0000	04/25/34	579,701
678,000	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 4.125%	4.5820	11/25/33	679,889
202,713	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 2.025%	2.4820	06/25/34	193,989
1,654,446	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 2.775%	3.2320	11/25/34	2,113,807
5,074,020	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 1.950%	2.4070	12/25/34	4,097,319
583,050	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 1.320%	1.7770	01/25/35	541,942
4,247,426	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 1.845%	2.3020	04/25/35	3,488,304
23,217,238	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 0.420%	0.8770	04/25/36	20,851,972
2,834,546	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 0.420%	0.8770	06/25/36	2,819,615
4,560,460	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 0.435%	0.8920	08/25/36	4,727,461
2,417,000	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 4.500%	4.9570	08/25/40	1,936,109
2,021,132	Adjustable Rate Mortgage Trust 2005-1(a)	US0001M + 1.500%	1.9570	05/25/35	1,951,923
5,788,760	Adjustable Rate Mortgage Trust 2005-2(a)	US0001M + 1.350%	1.8070	06/25/35	4,225,000
144,553	Adjustable Rate Mortgage Trust 2005-3(a)(d)		2.7030	07/25/35	134,670
4,546,595	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 3.000%	3.4570	06/25/34	4,385,523
833,937	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 5.250%	5.7070	10/25/34	840,519
3,808,504	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 0.675%	1.1320	12/25/35	3,480,942
1,224,936	Alternative Loan Trust 2006-OA22(a)	US0001M + 0.240%	0.9370	02/25/47	1,132,558
7,918,129	American Home Mortgage Investment Trust 2006-1(a)	US0001M + 0.380%	0.8370	03/25/46	6,086,450
1,064,869	Ameriquest Mort Sec Inc Ass Bk Pas Thr Certs Ser(a)	US0001M + 3.300%	3.7570	08/25/32	1,007,867
2,409,578	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.800%	2.2570	09/25/34	2,340,257
2,722,790	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.920%	2.3770	09/25/34	2,542,045
2,351,672	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 2.100%	2.5570	11/25/34	2,266,026
3,778,100	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.890%	2.3470	01/25/35	3,622,627
8,504,658	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.500%	1.9570	03/25/35	8,775,235
7,500,000	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.800%	2.2570	07/25/35	6,954,086
3,338,962	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.830%	2.2870	07/25/35	3,292,153
10,530,562	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.725%	2.1820	08/25/35	7,936,373
9,497,939	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.095%	1.5520	09/25/35	8,317,948

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
1,165,523	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 2.175%	2.6320	01/25/36	$1,241,314
8,222,994	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 0.840%	1.2970	03/25/36	9,185,546
5,087,238	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 0.735%	1.1920	04/25/36	5,018,490
2,788	Amresco Residential Securities Corp Mort Loan(a)	US0001M + 1.350%	2.3070	11/25/29	2,744
37,177,284	Argent Securities Inc Asset-Backed Pass-Through(a)	US0001M + 0.795%	1.2520	10/25/35	36,578,569
21,353,085	Argent Securities Inc Asset-Backed Pass-Through(a)	US0001M + 0.690%	1.1470	01/25/36	23,320,691
5,337,955	Argent Securities Inc Asset-Backed Pass-Through(a)	US0001M + 0.615%	1.0720	03/25/36	7,151,200
3,544,163	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 1.050%	1.5070	06/25/35	1,540,751
22,259,934	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 0.300%	0.9070	03/25/36	21,978,028
6,855,663	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 0.310%	0.7410	05/25/36	6,834,670
1,159,628	Banc of America Funding 2004-B Trust(d)		2.4110	12/20/34	974,310
7,417,596	Banc of America Funding 2006-G Trust(a)	US0001M + 0.480%	0.9290	07/20/36	7,437,142
2,771,644	Banc of America Mortgage 2004-K Trust(d)		2.4780	12/25/34	2,197,503
1,286,417	Bear Stearns ALT-A Trust 2004-11(a)	US0001M + 1.575%	2.0320	11/25/34	1,265,625
2,276,165	Bear Stearns ALT-A Trust 2004-6(a)	US0001M + 2.850%	3.3070	07/25/34	2,786,771
27,342	Bear Stearns ARM Trust 2003-8(d)		2.3210	01/25/34	26,374
419,649	Bear Stearns ARM Trust 2004-7(d)		2.6250	10/25/34	356,585
3,940,784	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.945%	1.4020	09/25/34	3,118,328
2,985,752	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.550%	3.0070	12/25/34	2,574,600
2,727,568	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.325%	2.7820	01/25/35	2,756,297
2,513,236	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 1.875%	2.3320	04/25/35	2,484,914
9,927,988	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 1.800%	2.2570	10/25/35	9,572,549
1,116,617	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 1.050%	1.5070	11/25/35	1,087,440
30,801,792	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.290%	0.7470	11/25/36	29,156,890
1,708,345	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.320%	0.7770	03/25/37	1,654,329
3,000,000	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 1.600%	2.0570	08/25/37	2,792,784
8,398,000	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.400%	0.8570	10/25/37	7,274,337
1,523,199	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 1.750%	2.2070	10/25/37	1,417,344
3,047,808	Bear Stearns Asset Backed Securities Trust 2006-4(a)	US0001M + 0.750%	1.2070	10/25/36	1,316,214
18,016,000	Carrington Mortgage Loan Trust Series 2005-FRE1(a)	US0001M + 0.765%	1.2220	12/25/35	15,814,375
14,232,734	Carrington Mortgage Loan Trust Series 2005-NC5(a)	US0001M + 0.780%	1.2370	10/25/35	13,201,244
45,368,500	Carrington Mortgage Loan Trust Series 2006-FRE1(a)	US0001M + 0.300%	0.7570	07/25/36	37,105,541
2,849,451	Carrington Mortgage Loan Trust Series 2006-FRE2(a)	US0001M + 0.250%	0.7070	10/25/36	2,683,202
24,526,000	Carrington Mortgage Loan Trust Series 2006-NC1(a)	US0001M + 0.420%	1.0870	01/25/36	22,801,545
41,424,000	Carrington Mortgage Loan Trust Series 2006-NC2(a)	US0001M + 0.270%	0.7270	06/25/36	36,994,785

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
8,358,176	Carrington Mortgage Loan Trust Series 2006-NC4(a)	US0001M + 0.300%	0.7570	10/25/36	$8,372,033
8,674,613	Carrington Mortgage Loan Trust Series 2006-RFC1(a)	US0001M + 0.435%	0.8920	05/25/36	8,291,349
13,572,387	Carrington Mortgage Loan Trust Series 2007-FRE1(a)	US0001M + 0.500%	0.9570	02/25/37	12,737,878
19,000,000	Carrington Mortgage Loan Trust Series 2007-HE1(a)	US0001M + 0.290%	0.7470	06/25/37	16,065,442
13,539,048	Carrington Mortgage Loan Trust Series 2007-RFC1(a)	US0001M + 0.260%	0.7170	12/25/36	10,681,908
3,774,725	Centex Home Equity Loan Trust 2002-C(a)	US0001M + 1.150%	1.6070	09/25/32	3,788,686
75,415	Centex Home Equity Loan Trust 2004-B(a)	US0001M + 2.325%	2.7820	03/25/34	1,866
3,075,123	Centex Home Equity Loan Trust 2004-C(a)	US0001M + 1.725%	2.1820	06/25/34	2,895,304
1,788,921	Centex Home Equity Loan Trust 2004-C(a)	US0001M + 2.100%	2.5570	06/25/34	619,885
3,300,000	ChaseFlex Trust Series 2007-2(a)	US0001M + 0.440%	1.1170	05/25/37	2,662,578
244,529	CHL Mortgage Pass-Through Trust 2004-6(d)		4.3250	05/25/34	257,545
81,751,747	CIT Mortgage Loan Trust 2007-1(a),(b)	US0001M + 1.750%	2.2070	10/25/37	44,744,661
14,454,834	CIT Mortgage Loan Trust 2007-1(a),(b)	US0001M + 1.750%	2.2070	10/25/37	7,317,044
1,622,515	Citigroup Mortgage Loan Trust 2004-OPT1(a)	US0001M + 2.625%	3.0820	10/25/34	1,534,284
720,989	Citigroup Mortgage Loan Trust 2005-3(d)		–	08/25/35	648,128
6,374,993	Citigroup Mortgage Loan Trust 2006-AMC1(a)	US0001M + 0.435%	0.8920	09/25/36	7,252,488
9,573,187	Citigroup Mortgage Loan Trust 2006-NC1(a)	US0001M + 0.435%	0.8920	08/25/36	9,308,268
4,853,144	Citigroup Mortgage Loan Trust 2006-WMC1(a)	US0001M + 0.615%	1.0720	12/25/35	4,305,697
385,126	Citigroup Mortgage Loan Trust 2007-10(d)		2.3300	09/25/37	350,773
10,489,097	Citigroup Mortgage Loan Trust 2007-AHL1(a)	US0001M + 0.270%	0.7270	12/25/36	12,132,552
8,609,736	Citigroup Mortgage Loan Trust 2007-AMC4(a)	US0001M + 0.300%	0.7570	05/25/37	10,942,504
1,554,264	Citigroup Mortgage Loan Trust 2007-WFHE1(a)	US0001M + 0.360%	0.9970	01/25/37	1,479,040
683,041	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 1.935%	2.3920	02/25/35	666,043
2,476,041	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 1.875%	1.7070	05/25/35	2,407,536
2,000,000	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 1.680%	2.1370	07/25/35	1,928,864
1,755,404	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 1.875%	2.3320	07/25/35	1,496,709
7,824,464	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 0.570%	1.0270	11/25/36	8,238,344
6,000,000	Connecticut Avenue Securities Trust 2020-R02(a),(b)	US0001M + 3.000%	3.4570	01/25/40	5,513,903
184,991	Countrywide Asset-Backed Certificates(a),(b)	US0001M + 5.625%	6.0820	10/25/32	199,918
330,293	Countrywide Asset-Backed Certificates(a),(b)	US0001M + 4.500%	4.9570	11/25/33	367,654
1,813,521	Countrywide Asset-Backed Certificates(a)	US0001M + 2.625%	3.0820	10/25/34	1,790,744
2,409,324	Countrywide Asset-Backed Certificates(a)	US0001M + 2.625%	3.0820	11/25/34	2,126,892
3,936,035	Countrywide Asset-Backed Certificates(a)	US0001M + 1.725%	2.1820	12/25/35	3,104,364
5,401,565	Countrywide Asset-Backed Certificates(a)	US0001M + 1.500%	1.9570	01/25/36	4,879,454
4,000,362	Countrywide Asset-Backed Certificates(a),(b)	US0001M + 1.095%	1.5520	02/25/36	3,639,507

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
2,491,340	Countrywide Asset-Backed Certificates(a)	US0001M + 0.660%	1.1170	06/25/36	$2,833,243
3,608,586	Countrywide Asset-Backed Certificates(a)	US0001M + 0.585%	1.0420	07/25/36	2,581,525
22,639,983	Countrywide Asset-Backed Certificates(a)	US0001M + 0.250%	0.7070	06/25/37	23,337,607
3,341,223	Countrywide Asset-Backed Certificates(a)	US0001M + 0.340%	0.7970	06/25/37	2,937,084
3,971,858	Countrywide Asset-Backed Certificates(a)	US0001M + 0.220%	0.6770	08/25/37	3,886,981
27,831,317	Countrywide Asset-Backed Certificates(a)	US0001M + 0.270%	0.7270	11/25/37	25,196,137
12,243,210	Countrywide Asset-Backed Certificates(a)	US0001M + 0.230%	0.6870	05/25/47	10,566,772
36,119,830	Countrywide Asset-Backed Certificates(a)	US0001M + 0.250%	0.7070	06/25/47	34,772,965
9,457,586	Countrywide Asset-Backed Certificates(a)	US0001M + 0.260%	0.7170	06/25/47	10,353,565
1,447,554	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 1.500%	1.9570	02/25/32	2,055,084
1,238,572	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 3.850%	4.3070	04/25/34	636,870
1,672,937	Credit-Based Asset Servicing and Securitization,(a),(b)	US0001M + 4.500%	4.9570	03/25/33	1,085,801
126,643	Credit-Based Asset Servicing and Securitization,(a),(b)	US0001M + 2.850%	3.3070	10/25/34	124,579
1,705,702	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 0.660%	1.1170	12/25/35	1,149,650
1,997,993	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 2.625%	3.0820	12/25/35	1,791,659
3,552,313	Credit-Based Asset Servicing and Securitization,(b),(c)		7.2500	03/25/46	1,255,522
4,347,068	CWABS Asset-Backed Certificates Trust 2004-7(a)	US0001M + 2.100%	2.5570	10/25/34	3,355,795
1,270,633	CWABS Asset-Backed Certificates Trust 2004-9(a)	US0001M + 1.650%	2.1070	11/25/34	1,109,817
3,313,570	CWABS Asset-Backed Certificates Trust 2005-1(a)	US0001M + 2.100%	2.5570	07/25/35	3,098,448
1,942,362	CWABS Asset-Backed Certificates Trust 2005-11(a)	US0001M + 1.080%	1.5370	02/25/36	1,652,030
23,309,411	CWABS Asset-Backed Certificates Trust 2005-14(a)	US0001M + 1.170%	1.6270	04/25/36	22,577,379
6,627,783	CWABS Asset-Backed Certificates Trust 2005-16(a)	US0001M + 1.140%	1.5970	05/25/36	3,700,829
6,225,827	CWABS Asset-Backed Certificates Trust 2006-7(a)	US0001M + 0.420%	0.8770	04/25/46	6,695,983
6,800,000	CWABS Asset-Backed Certificates Trust 2007-11(a)	US0001M + 0.300%	0.7570	06/25/47	5,728,438
26,400,000	CWABS Asset-Backed Certificates Trust 2007-11(a)	US0001M + 0.300%	0.7570	06/25/47	23,254,934
9,916,000	CWABS Asset-Backed Certificates Trust 2007-13(a)	US0001M + 1.500%	1.9570	10/25/47	9,032,835
1,486,532	Delta Funding Home Equity Loan Trust 1997-3		7.6500	10/25/28	1,380,963
1,355,353	Delta Funding Home Equity Loan Trust 1998-1(a)	US0001M + 0.825%	1.2820	05/25/30	1,174,259
1,299,363	Delta Funding Home Equity Loan Trust 1999-1(d)		6.8000	03/15/28	1,132,524
1,719,762	Delta Funding Home Equity Loan Trust 1999-2		7.3700	08/15/30	1,333,281
836,791	Delta Funding Home Equity Loan Trust 2000-3(c)		8.3900	11/15/30	755,059
558,814	Deutsche Mortgage Securities Inc Mortgage Loan(a),(b)	US0001M + 0.350%	0.7470	04/15/36	508,627
1,566,998	DSLA Mortgage Loan Trust 2004-AR1(a)	US0001M + 1.125%	1.5740	09/19/44	991,257
11,250,000	Ellington Loan Acquisition Trust 2007-1(a),(b)	US0001M + 2.100%	2.5570	05/25/37	11,292,993
19,156,000	Ellington Loan Acquisition Trust 2007-2(a),(b)	US0001M + 1.600%	2.0570	05/25/37	19,024,195

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
2,639,653	Ellington Loan Acquisition Trust 2007-2(a),(b)	US0001M + 1.700%	2.1570	05/25/37	$2,156,367
4,245,000	EMC Mortgage Loan Trust(a),(b)	US0001M + 3.375%	3.8320	01/25/41	3,712,519
5,657,695	EMC Mortgage Loan Trust 2005-B(a),(b)	US0001M + 2.250%	2.7070	04/25/42	5,978,260
12,991,616	Encore Credit Receivables Trust 2005-2(a)	US0001M + 0.975%	1.4320	11/25/35	12,882,589
11,038,614	Encore Credit Receivables Trust 2005-3(a)	US0001M + 1.755%	2.2120	10/25/35	12,342,479
1,782,268	EquiFirst Mortgage Loan Trust 2005-1(a)	US0001M + 1.800%	2.2570	04/25/35	1,756,669
1,724,282	Finance America Mortgage Loan Trust 2004-3(a)	US0001M + 1.650%	2.1070	11/25/34	1,720,134
2,015,642	First Franklin Mortgage Loan Trust 2003-FF4(a)	US0001M + 2.475%	2.9320	10/25/33	1,936,734
1,581,974	First Franklin Mortgage Loan Trust 2004-FF10(a)	US0001M + 2.325%	2.7820	05/25/34	1,467,923
843,880	First Franklin Mortgage Loan Trust 2004-FF4(a)	US0001M + 2.250%	2.7070	06/25/34	840,090
3,118,007	First Franklin Mortgage Loan Trust 2004-FF7(c)		5.5000	09/25/34	3,148,541
4,779,888	First Franklin Mortgage Loan Trust 2004-FFH2(a)	US0001M + 1.575%	2.0320	06/25/34	4,620,248
7,370,094	First Franklin Mortgage Loan Trust 2005-FF11(a)	US0001M + 0.930%	1.3870	11/25/35	6,684,567
9,425,172	First Franklin Mortgage Loan Trust 2005-FF2(a)	US0001M + 1.050%	1.5070	03/25/35	8,961,696
3,719,653	First Franklin Mortgage Loan Trust 2005-FF5(a)	US0001M + 1.200%	1.6570	05/25/35	3,388,470
24,149,159	First Franklin Mortgage Loan Trust 2005-FF9(a)	US0001M + 0.810%	1.2670	10/25/35	27,976,245
4,285,996	First Franklin Mortgage Loan Trust 2005-FFH2(a),(b)	US0001M + 1.050%	1.5070	04/25/35	4,073,373
3,860,000	First Franklin Mortgage Loan Trust 2006-FF5(a)	US0001M + 0.405%	0.8620	04/25/36	3,329,635
2,748,228	First Franklin Mortgage Loan Trust 2006-FF7(a)	US0001M + 0.375%	0.8320	05/25/36	2,592,617
6,324,693	First Franklin Mortgage Loan Trust 2006-FF9(a)	US0001M + 0.375%	0.8320	06/25/36	8,045,257
1,420,975	First Franklin Mortgage Loan Trust2006-FF3(a)	US0001M + 0.585%	1.0420	02/25/36	1,222,970
3,883,000	Freddie Mac Stacr Remic Trust 2020-DNA1(a),(b)	US0001M + 5.250%	5.7070	01/25/50	3,658,890
1,975,222	Fremont Home Loan Trust 2004-3(a)	US0001M + 1.875%	2.0620	11/25/34	1,785,707
375,966	Fremont Home Loan Trust 2004-4(a)	US0001M + 0.915%	1.3720	03/25/35	343,006
1,524,416	Fremont Home Loan Trust 2004-4(a)	US0001M + 1.425%	1.8820	03/25/35	1,406,429
934,690	Fremont Home Loan Trust 2004-D(a)	US0001M + 0.945%	1.4020	11/25/34	805,435
5,819,187	Fremont Home Loan Trust 2005-1(a),(b)	US0001M + 1.800%	2.2570	06/25/35	2,832,345
6,675,152	Fremont Home Loan Trust 2005-A(a)	US0001M + 1.050%	1.5070	01/25/35	5,593,292
4,945,572	Fremont Home Loan Trust 2005-C(a)	US0001M + 0.990%	1.4470	07/25/35	3,591,227
9,063,082	GE-WMC Asset-Backed Pass Through Certificates(a)	US0001M + 0.690%	1.1470	10/25/35	8,867,610
5,041,253	GreenPoint Mortgage Funding Trust 2005-HY1(a)	US0001M + 0.885%	1.3420	07/25/35	5,124,995
3,330,598	GreenPoint Mortgage Funding Trust Series 2006-AR4(a)	US0001M + 0.640%	1.0970	09/25/46	3,067,424
4,031,004	GSAA Home Equity Trust 2004-11(a)	US0001M + 1.425%	1.8820	12/25/34	3,647,469
4,921,982	GSAA Home Equity Trust 2004-8(a)	US0001M + 1.725%	2.1820	09/25/34	4,705,253
2,327,046	GSAA Home Equity Trust 2005-4(a)	US0001M + 1.725%	2.1820	03/25/35	2,149,040

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
20,367,857	GSAA Trust(a)	US0001M + 0.570%	1.0270	12/25/35	$17,462,944
4,464,217	GSAMP Trust 2005-AHL2(a)	US0001M + 0.660%	1.1170	12/25/35	3,760,856
5,509,153	GSAMP Trust 2005-HE5(a)	US0001M + 1.050%	1.5070	11/25/35	3,643,875
19,895,629	GSAMP Trust 2005-WMC3(a)	US0001M + 0.675%	1.1320	12/25/35	18,212,055
33,358,865	GSAMP Trust 2006-HE3(a)	US0001M + 0.420%	0.8770	05/25/46	31,746,578
7,431,115	GSAMP Trust 2006-HE5(a)	US0001M + 0.300%	0.7570	08/25/36	6,882,749
6,076,296	GSAMP Trust 2006-HE8(a)	US0001M + 0.250%	0.7070	01/25/37	5,257,213
5,149,376	GSAMP Trust 2006-NC1(a)	US0001M + 0.570%	1.0270	02/25/36	6,223,897
2,024,419	GSAMP Trust 2006-SD2(a),(b)	US0001M + 0.705%	1.1620	05/25/46	1,612,992
9,948	GSR Mortgage Loan Trust 2005-7F(a)	US0001M + 0.500%	0.9570	09/25/35	9,749
2,764,316	GSRPM Mortgage Loan Trust 2007-1(a),(b)	US0001M + 0.400%	0.8570	10/25/46	2,556,819
1,689,943	GSRPM Mortgage Loan Trust Series 2002-1(a),(b)	US0001M + 1.950%	2.4070	11/25/31	1,677,153
989,346	GSRPM Mortgage Loan Trust Series 2004-1(a),(b)	US0001M + 5.250%	5.7070	09/25/42	905,255
1,450,212	HarborView Mortgage Loan Trust 2005-15(a)	US0001M + 0.740%	1.1890	10/20/45	1,058,399
1,217,438	HarborView Mortgage Loan Trust 2006-12(a)	US0001M + 0.250%	0.6990	01/19/38	2,159,677
4,938,554	Home Equity Asset Trust(a)	US0001M + 1.245%	1.7020	05/25/35	5,037,420
3,839,336	Home Equity Asset Trust 2005-3(a)	US0001M + 1.065%	1.5220	08/25/35	4,064,397
2,274,233	Home Equity Asset Trust 2005-6(a)	US0001M + 1.065%	1.5220	12/25/35	3,762,758
11,777,528	Home Equity Asset Trust 2005-7(a)	US0001M + 0.750%	1.2070	01/25/36	12,276,495
9,788,605	Home Equity Asset Trust 2005-8(a)	US0001M + 0.705%	1.1620	02/25/36	11,012,314
6,948,477	Home Equity Asset Trust 2006-1(a)	US0001M + 0.930%	1.3870	04/25/36	7,374,281
30,136,343	Home Equity Asset Trust 2006-4(a)	US0001M + 0.480%	0.9370	08/25/36	32,943,098
819,296	Home Equity Mortgage Loan Asset-Backed Trust(d)		6.5370	11/25/30	793,064
4,703,389	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 2.325%	2.7820	07/25/34	4,370,882
7,353,745	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.600%	1.0570	03/25/36	5,757,162
15,915,368	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.705%	1.1620	03/25/36	12,643,587
16,668,035	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.540%	0.9970	06/25/36	15,574,902
4,403,379	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.290%	0.8920	08/25/36	4,803,228
344,935	Impac CMB Trust Series 2004-10(a)	US0001M + 0.855%	1.3120	03/25/35	310,777
21,620	IndyMac INDX Mortgage Loan Trust 2004-AR6(d)		2.9150	10/25/34	20,999
983,650	IXIS Real Estate Capital Trust 2005-HE2(a)	US0001M + 1.035%	1.4920	09/25/35	982,745
11,812,073	JP Morgan Mortgage Acquisition Corp 2005-OPT1(a)	US0001M + 1.065%	1.5220	06/25/35	10,994,488
16,317,000	JP Morgan Mortgage Acquisition Corp 2006-FRE1(a)	US0001M + 0.645%	1.1020	05/25/35	13,822,108
5,562,481	JP Morgan Mortgage Acquisition Trust 2006-CH1(a)	US0001M + 1.800%	2.2570	07/25/36	5,458,910
2,905,133	JP Morgan Mortgage Acquisition Trust 2006-CW1(a)	US0001M + 0.450%	0.9070	05/25/36	3,822,899

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
5,706,000	JP Morgan Mortgage Acquisition Trust 2007-CH2(a)	US0001M + 0.530%	0.9870	01/25/37	$5,450,990
7,553,000	JP Morgan Mortgage Acquisition Trust 2007-CH2(a)	US0001M + 0.600%	1.0570	01/25/37	6,900,505
4,468,483	JP Morgan Mortgage Acquisition Trust 2007-CH2(a)	US0001M + 0.750%	1.2070	01/25/37	4,489,532
4,500,000	JP Morgan Mortgage Acquisition Trust 2007-CH5(a)	US0001M + 0.280%	0.7370	06/25/37	4,042,442
3,776,739	JP Morgan Mortgage Acquisition Trust 2007-HE1(a)	US0001M + 0.260%	0.7170	03/25/47	3,943,656
1,931,422	Long Beach Mortgage Loan Trust 2003-1(a)	US0001M + 6.000%	6.4570	03/25/33	2,688,314
17,537,586	Long Beach Mortgage Loan Trust 2005-1(a)	US0001M + 1.575%	2.0320	02/25/35	18,886,226
11,148,933	Long Beach Mortgage Loan Trust 2005-3(a)	US0001M + 0.705%	1.1620	08/25/45	11,291,003
713,780	MAFI II Remic Trust 1998-A		6.0000	02/20/27	622,325
590,220	MASTR Adjustable Rate Mortgages Trust 2004-5(d)		2.4550	07/25/34	463,786
607,881	MASTR Alternative Loan Trust 2002-2(d)		7.1160	10/25/32	78,548
1,497,751	Mastr Asset Backed Securities Trust 2004-HE1(a)	US0001M + 5.250%	5.7070	09/25/34	1,375,640
1,575,958	Mastr Asset Backed Securities Trust 2004-WMC3(a)	US0001M + 1.800%	2.2570	10/25/34	2,042,192
192,128	Mastr Asset Backed Securities Trust 2005-NC1(a)	US0001M + 2.295%	2.7520	12/25/34	642,833
6,798,426	Mastr Asset Backed Securities Trust 2006-AM3(a)	US0001M + 0.260%	0.7170	10/25/36	6,234,734
4,190,363	Mastr Asset Backed Securities Trust 2007-HE1(a)	US0001M + 0.300%	0.7570	05/25/37	4,954,745
901,537	Mastr Specialized Loan Trust(a),(b)	US0001M + 2.265%	2.7370	07/25/35	933,277
1,459,280	Mastr Specialized Loan Trust(a),(b)	US0001M + 1.250%	1.7070	11/25/35	1,020,644
2,209,247	Mastr Specialized Loan Trust(a),(b)	US0001M + 0.975%	1.4320	01/25/36	2,161,112
6,459,904	Mastr Specialized Loan Trust(a),(b)	US0001M + 2.400%	2.8570	01/25/36	4,648,246
5,128,854	Mastr Specialized Loan Trust(a)	US0001M + 0.420%	0.8770	06/25/46	4,852,576
1,265,803	Meritage Mortgage Loan Trust 2004-2(a)	US0001M + 1.725%	2.1820	01/25/35	1,242,586
17,472,031	Merrill Lynch First Franklin Mortgage Loan Trust(a)	US0001M + 1.750%	3.9570	10/25/37	16,178,530
2,880,096	Merrill Lynch Mortgage Investors Trust 2002-AFC1(a)	US0001M + 3.450%	3.9070	09/25/32	2,971,575
20,682	Merrill Lynch Mortgage Investors Trust MLMI Series(a)	US0012M + 1.625%	2.9560	12/25/32	20,492
88,980	Merrill Lynch Mortgage Investors Trust MLMI Series(a)	US0006M + 1.500%	2.3290	02/25/33	89,022
505,299	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 2.175%	2.6320	07/25/34	479,906
1,504,514	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 2.400%	2.8570	10/25/34	1,497,982
5,937,647	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 0.975%	1.4320	04/25/35	6,253,939
9,091,173	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 1.050%	1.5070	04/25/36	9,275,069
7,874,962	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 1.005%	1.4620	06/25/36	7,501,943
302,578	Merrill Lynch Mortgage Investors Trust Series MLCC(a)	US0001M + 1.005%	1.4620	03/25/30	226,315
3,763,596	Merrill Lynch Mortgage Investors Trust Series MLCC(d)		2.0050	02/25/36	2,755,801
1,467,582	Morgan Stanley A.B.S Capital I Inc Trust 2004-WMC2(a)	US0001M + 5.250%	5.7070	07/25/34	2,033,807
545,818	Morgan Stanley A.B.S Capital I Inc Trust 2004-WMC3(a)	US0001M + 1.350%	1.8070	01/25/35	530,802

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
293,606	Morgan Stanley A.B.S Capital I Inc Trust 2004-WMC3(a)	US0001M + 1.650%	2.1070	01/25/35	$246,135
13,747,780	Morgan Stanley A.B.S Capital I Inc Trust 2005-HE4(a)	US0001M + 0.885%	1.3420	07/25/35	12,677,485
4,215,590	Morgan Stanley A.B.S Capital I Inc Trust 2005-HE5(a)	US0001M + 0.870%	1.3270	09/25/35	4,174,532
2,378,505	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC2(a)	US0001M + 0.975%	1.4320	02/25/35	2,133,712
4,301,500	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC3(a)	US0001M + 1.065%	1.5220	03/25/35	3,771,884
5,716,955	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC5(a)	US0001M + 1.800%	2.2570	06/25/35	5,471,465
2,847,587	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC6(a)	US0001M + 1.065%	1.5220	07/25/35	2,810,109
10,578,825	Morgan Stanley A.B.S Capital I Inc Trust 2006-NC1(a)	US0001M + 0.630%	1.0870	12/25/35	10,539,279
3,683,627	Morgan Stanley A.B.S Capital I Inc Trust 2006-WMC1(a)	US0001M + 0.570%	1.0270	12/25/35	3,430,219
3,006,215	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE6(a)	US0001M + 0.260%	0.7170	05/25/37	8,760,247
5,312,437	Morgan Stanley Home Equity Loan Trust 2005-2(a)	US0001M + 1.065%	1.5220	05/25/35	4,667,203
1,637,526	Morgan Stanley Home Equity Loan Trust 2006-2(a)	US0001M + 0.540%	0.9970	02/25/36	1,894,169
70,168	Morgan Stanley Mortgage Loan Trust 2004-7AR(d)		2.4700	09/25/34	72,003
7,722,062	Nationstar Home Equity Loan Trust 2007-A(a)	US0001M + 0.370%	0.8270	03/25/37	8,360,292
6,222,394	Nationstar Home Equity Loan Trust 2007-B(a)	US0001M + 0.470%	0.9270	04/25/37	9,359,423
657,803	New Century Home Equity Loan Trust(d)		5.6500	08/25/34	665,417
6,601,501	New Century Home Equity Loan Trust 2004-4(a)	US0001M + 1.425%	1.8820	02/25/35	5,755,263
2,019,256	New Century Home Equity Loan Trust 2005-1(a)	US0001M + 1.200%	1.6570	03/25/35	1,944,962
10,302,254	New Century Home Equity Loan Trust 2005-2(a)	US0001M + 1.020%	1.4770	06/25/35	10,157,132
3,685,549	New Century Home Equity Loan Trust 2006-2(a)	US0001M + 0.310%	0.7670	08/25/36	4,643,317
196,654	New Century Home Equity Loan Trust Series 2003-5(a)	US0001M + 0.800%	1.2570	11/25/33	184,698
16,221,444	New Century Home Equity Loan Trust Series 2005-C(a)	US0001M + 0.675%	1.1320	12/25/35	15,109,701
2,679,446	Newcastle Mortgage Securities Trust 2006-1(a)	US0001M + 0.855%	1.3120	03/25/36	2,599,670
16,771	Nomura Asset Acceptance Corp Alternative Loan		7.0000	04/25/33	17,797
6,931	Nomura Asset Acceptance Corp Alternative Loan		6.0000	05/25/33	7,000
4,750,000	Nomura Home Equity Loan Inc Home Equity Loan Trust(a)	US0001M + 1.080%	1.5370	09/25/35	4,342,340
1,309,825	Nomura Home Equity Loan Inc Home Equity Loan Trust(a)	US0001M + 0.555%	1.0120	03/25/36	1,290,399
21,598,268	Nomura Home Equity Loan Inc Home Equity Loan Trust(a)	US0001M + 0.300%	0.7570	07/25/36	17,734,785
3,126,335	NovaStar Mortgage Funding Trust Series 2003-1(a)	US0001M + 3.000%	3.4570	05/25/33	2,867,034
5,940,905	Opteum Mortgage Acceptance Corp Asset Backed(a)	US0001M + 0.645%	1.1020	12/25/35	6,477,104
7,321,043	Option One Mortgage Loan Trust 2005-2(a)	US0001M + 1.035%	1.4920	05/25/35	5,735,003
2,935,414	Option One Mortgage Loan Trust 2005-3(a)	US0001M + 1.005%	1.4620	08/25/35	1,869,731
4,065,811	Option One Mortgage Loan Trust 2005-4(a)	US0001M + 0.900%	1.3570	11/25/35	4,352,046
2,487,223	Option One Mortgage Loan Trust 2005-5(a)	US0001M + 0.870%	1.3270	12/25/35	3,059,522
13,245,452	Option One Mortgage Loan Trust 2007-CP1(a)	US0001M + 0.300%	0.7570	03/25/37	11,639,248

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
2,287,653	Ownit Mortgage Loan Trust Series 2006-3(a)	US0001M + 0.495%	0.9520	03/25/37	$2,457,401
1,582,539	Park Place Securities Inc Asset-Backed(a)	US0001M + 2.925%	3.3820	10/25/34	1,184,839
16,699,563	Park Place Securities Inc Asset-Backed(a)	US0001M + 2.100%	2.5570	12/25/34	16,585,816
7,333,569	Park Place Securities Inc Asset-Backed(a)	US0001M + 1.950%	2.4070	02/25/35	7,076,791
3,192,384	Park Place Securities Inc Asset-Backed(a)	US0001M + 2.625%	3.0820	02/25/35	2,873,813
7,687,991	Park Place Securities Inc Asset-Backed(a)	US0001M + 1.875%	2.3320	03/25/35	7,442,545
3,461,693	Park Place Securities Inc Asset-Backed(a)	US0001M + 1.800%	2.2570	06/25/35	5,559,316
3,913,577	Park Place Securities Inc Asset-Backed(a)	US0001M + 1.020%	1.4770	07/25/35	4,983,838
21,843,207	Park Place Securities Inc Asset-Backed(a)	US0001M + 0.960%	1.4170	08/25/35	19,536,344
17,078,118	Park Place Securities Inc Asset-Backed(a)	US0001M + 0.915%	1.3720	09/25/35	16,410,635
3,584,321	Park Place Securities Inc Asset-Backed(a)	US0001M + 0.990%	1.4470	09/25/35	3,591,231
7,023,998	Popular A.B.S Mortgage Pass-Through Trust 2006-B(a)	US0001M + 0.750%	1.2070	05/25/36	5,638,404
8,321,571	Popular A.B.S Mortgage Pass-Through Trust 2007-A(a)	US0001M + 0.310%	0.7670	06/25/47	7,986,620
5,984,900	Quest Trust(a),(b)	US0001M + 3.375%	3.8320	03/25/35	5,738,332
4,472,010	RAAC Series 2006-RP2 Trust(a),(b)	US0001M + 1.250%	1.7070	02/25/37	3,840,206
14,326,279	RAAC Series 2007-SP3 Trust(a)	US0001M + 2.250%	2.7070	09/25/47	12,413,227
1,648,360	RAMP Series 2004-RS7 Trust(d)		2.9160	07/25/34	1,576,660
2,269,827	RAMP Series 2005-EFC1 Trust(a)	US0001M + 1.200%	2.2570	05/25/35	2,171,507
3,529,674	RAMP Series 2005-EFC6 Trust(a)	US0001M + 0.630%	1.4020	11/25/35	2,656,171
3,107,285	RAMP Series 2005-RS8 Trust(a)	US0001M + 0.600%	1.3570	09/25/35	2,892,150
8,567,741	RAMP Series 2006-EFC1 Trust(a)	US0001M + 0.540%	1.2670	02/25/36	8,690,912
15,373,619	RAMP Series 2006-NC3 Trust(a)	US0001M + 0.360%	0.9970	03/25/36	14,114,914
2,443,093	RAMP Series 2006-RS1 Trust(a)	US0001M + 0.410%	1.0720	01/25/36	2,141,505
3,604,975	RAMP Series 2006-RS4 Trust(a)	US0001M + 0.380%	1.0270	07/25/36	3,599,053
7,768,979	RAMP Series 2006-RZ3 Trust(a)	US0001M + 0.380%	0.8370	08/25/36	7,958,384
15,677,559	RAMP Series 2006-RZ4 Trust(a)	US0001M + 0.380%	0.8370	10/25/36	14,089,698
14,344,193	RASC Series 2005-AHL3 Trust(a)	US0001M + 0.440%	1.1170	11/25/35	12,144,922
1,778,927	RASC Series 2005-EMX1 Trust(a),(b)	US0001M + 4.500%	4.9570	03/25/35	1,821,029
2,622,187	RASC Series 2005-EMX3 Trust(a)	US0001M + 0.720%	1.5370	09/25/35	2,164,296
2,695,461	RASC Series 2005-KS1 Trust(a)	US0001M + 1.250%	2.3320	02/25/35	2,701,964
6,239,875	RASC Series 2005-KS12 Trust(a)	US0001M + 0.670%	1.4620	01/25/36	6,988,153
1,374,226	RASC Series 2005-KS2 Trust(a)	US0001M + 0.770%	1.6120	03/25/35	1,498,728
1,525,436	RASC Series 2005-KS6 Trust(a)	US0001M + 1.700%	3.0070	07/25/35	1,607,986
2,375,853	RASC Series 2005-KS9 Trust(a)	US0001M + 1.250%	2.3320	10/25/35	1,980,148
2,828,180	RASC Series 2006-EMX1 Trust(a)	US0001M + 0.470%	1.1620	01/25/36	2,157,787

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
7,924,319	RASC Series 2006-EMX2 Trust(a)	US0001M + 0.420%	1.0870	02/25/36	$6,390,387
8,884,398	RASC Series 2006-EMX3 Trust(a)	US0001M + 0.330%	0.9520	04/25/36	7,975,286
9,116,890	RASC Series 2006-EMX4 Trust(a)	US0001M + 0.280%	0.8770	06/25/36	7,853,606
7,571,428	RASC Series 2006-KS1 Trust(a)	US0001M + 0.530%	1.2520	02/25/36	7,236,320
7,413,487	RASC Series 2006-KS8 Trust(a)	US0001M + 0.290%	0.7470	10/25/36	7,596,793
32,034,473	RASC Series 2007-KS2 Trust(a)	US0001M + 0.260%	0.7170	02/25/37	31,151,420
23,018,000	RASC Series 2007-KS3 Trust(a)	US0001M + 0.380%	0.8370	04/25/37	19,626,056
2,041,506	Renaissance Home Equity Loan Trust 2002-1(a)	US0001M + 2.925%	3.3820	06/25/32	1,759,608
1,304,172	Renaissance Home Equity Loan Trust 2002-2(a)	US0001M + 2.250%	2.7070	08/25/32	1,242,293
454,954	Renaissance Home Equity Loan Trust 2003-2(c)		4.4370	08/25/33	422,492
11,521,427	Renaissance Home Equity Loan Trust 2005-1(c)		5.4050	05/25/35	2,105,232
7,521,597	Renaissance Home Equity Loan Trust 2005-2(c)		5.1010	08/25/35	1,978,448
178,558	SASCO Mortgage Loan Trust 2003-GEL1(a)	US0001M + 4.500%	4.9570	10/25/33	157,007
2,309,753	Saxon Asset Securities Trust 2004-2(c)		6.0000	08/25/35	1,864,667
2,149,653	Saxon Asset Securities Trust 2005-2(a)	US0001M + 0.705%	1.1620	10/25/35	1,901,228
9,564,841	Saxon Asset Securities Trust 2005-4(a)	US0001M + 0.930%	1.3870	11/25/37	9,063,480
11,158,402	Saxon Asset Securities Trust 2006-2(a)	US0001M + 0.320%	0.7770	09/25/36	10,895,451
36,690,000	Saxon Asset Securities Trust 2007-3(a)	US0001M + 0.800%	1.2570	09/25/47	33,033,717
21,892,000	Saxon Asset Securities Trust 2007-3(a)	US0001M + 0.800%	1.2570	09/25/47	19,535,939
4,392,014	Saxon Asset Securities Trust 2007-3(a)	US0001M + 0.900%	1.3570	09/25/47	4,695,506
10,935,000	Saxon Asset Securities Trust 2007-4(a),(b)	US0001M + 3.000%	3.4570	12/25/37	8,203,763
1,253,499	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 0.975%	1.4320	12/25/34	1,170,955
6,301,000	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 0.960%	1.4170	10/25/35	5,535,286
9,444,523	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 1.005%	1.4620	10/25/35	6,894,511
1,500,000	Security National Mortgage Loan Trust 2005-2(b),(d)		8.1550	02/25/35	1,252,610
11,889,821	Sequoia Mortgage Trust 2004-10(d)		0.7000	11/20/34	33,053
1,260,210	Sequoia Mortgage Trust 2004-10(a)	US0001M + 0.750%	1.1990	11/20/34	966,602
5,879,000	SG Mortgage Securities Trust 2005-OPT1(a)	US0001M + 0.885%	1.3420	10/25/35	5,381,223
3,542,666	Soundview Home Loan Trust 2005-1(a)	US0001M + 1.950%	2.4070	04/25/35	3,831,207
2,269,334	Soundview Home Loan Trust 2005-3(a)	US0001M + 0.990%	1.4470	06/25/35	2,289,942
1,237,285	Soundview Home Loan Trust 2005-A(a)	US0001M + 1.350%	1.8070	04/25/35	1,238,626
7,698,000	Soundview Home Loan Trust 2005-DO1(a)	US0001M + 1.725%	2.1820	05/25/35	7,483,038
4,542,879	Soundview Home Loan Trust 2005-OPT1(a)	US0001M + 0.825%	1.2820	06/25/35	4,173,407
5,321,456	Soundview Home Loan Trust 2005-OPT1(a)	US0001M + 1.050%	1.5070	06/25/35	3,472,681
8,802,000	Soundview Home Loan Trust 2005-OPT2(a)	US0001M + 0.975%	1.4320	08/25/35	7,780,412

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
5,710,062	Soundview Home Loan Trust 2005-OPT2(a)	US0001M + 1.125%	1.5820	08/25/35	$3,414,798
3,977,500	Soundview Home Loan Trust 2005-OPT3(a)	US0001M + 1.020%	1.4770	11/25/35	3,690,596
6,619,233	Soundview Home Loan Trust 2005-OPT4(a)	US0001M + 0.825%	1.2820	12/25/35	6,524,910
10,968,170	Soundview Home Loan Trust 2006-1(a)	US0001M + 0.615%	1.0720	02/25/36	12,481,109
32,426,636	Soundview Home Loan Trust 2006-EQ1(a)	US0001M + 0.250%	0.8320	10/25/36	35,620,345
57,390,261	Soundview Home Loan Trust 2006-OPT2(a)	US0001M + 0.450%	0.9070	05/25/36	55,962,094
10,009,611	Soundview Home Loan Trust 2006-OPT3(a)	US0001M + 0.465%	0.9220	06/25/36	9,898,879
21,272,096	Soundview Home Loan Trust 2006-OPT4(a)	US0001M + 0.420%	0.8770	06/25/36	21,602,920
52,031,082	Soundview Home Loan Trust 2006-OPT5(a)	US0001M + 0.250%	0.7070	07/25/36	53,138,133
4,210,678	Specialty Underwriting & Residential Finance Trust(a)	US0001M + 0.975%	1.4320	06/25/36	3,654,059
5,259,676	Specialty Underwriting & Residential Finance Trust(a)	US0001M + 0.585%	1.0420	12/25/36	5,721,723
4,000,000	STACR Trust 2018-HRP2(a)	US0001M + 4.200%	4.6570	02/25/47	3,896,716
2,497,910	Structured Asset Investment Loan Trust 2004-10(a)	US0001M + 3.750%	4.2070	11/25/34	3,469,750
5,080,398	Structured Asset Investment Loan Trust 2004-BNC2(a)	US0001M + 1.725%	2.1820	12/25/34	4,947,698
12,937,612	Structured Asset Investment Loan Trust 2005-5(a)	US0001M + 0.975%	1.4320	06/25/35	12,979,988
21,382,966	Structured Asset Investment Loan Trust 2005-6(a)	US0001M + 0.975%	1.4320	07/25/35	20,523,410
9,368,446	Structured Asset Investment Loan Trust 2005-8(a)	US0001M + 0.750%	1.2070	10/25/35	9,368,242
3,044,280	Structured Asset Investment Loan Trust 2005-HE2(a)	US0001M + 0.780%	1.2370	07/25/35	2,939,283
2,051,331	Structured Asset Investment Loan Trust 2005-HE3(a)	US0001M + 0.795%	1.2520	09/25/35	2,701,046
132,417	Structured Asset Mortgage Investments II Trust(d)		2.0190	10/19/34	125,141
1,949,668	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.750%	1.1990	07/19/35	1,824,641
1,209,257	Structured Asset Mortgage Investments Trust(a)	US0001M + 0.825%	1.2740	02/19/33	984,026
2,471,253	Structured Asset Securities Corp 2005-NC1(a)	US0001M + 1.950%	2.4070	02/25/35	2,510,602
1,982,950	Structured Asset Securities Corp 2005-RMS1(a)	US0001M + 0.750%	1.2070	02/25/35	1,806,576
478,047	Structured Asset Securities Corp 2005-WF1(a)	US0001M + 1.905%	2.3620	02/25/35	470,161
8,212,991	Structured Asset Securities Corp Mortgage Loan(a),(b)	US0001M + 3.375%	3.8320	11/25/35	8,139,386
5,227,212	Structured Asset Securities Corp Mortgage Loan(a),(b)	US0001M + 0.645%	1.1020	10/25/36	5,856,522
6,147,317	Structured Asset Securities Corp Mortgage Loan(a)	US0001M + 0.230%	0.6870	02/25/37	6,655,507
9,415,856	Structured Asset Securities Corp Mortgage Loan(a),(b)	US0001M + 0.300%	0.7570	08/25/46	10,459,525
9,369,618	Structured Asset Securities Corp Trust 2005-AR1(a)	US0001M + 0.750%	1.2070	09/25/35	9,604,983
7,793,034	Terwin Mortgage Trust 2006-1(a),(b)	US0001M + 0.735%	1.1920	01/25/37	6,849,107
10,897,621	Terwin Mortgage Trust 2006-5(a),(b)	US0001M + 0.540%	0.9970	07/25/37	10,414,541
5,740,000	Terwin Mortgage Trust 2007-QHL1(a),(b)	US0001M + 1.500%	1.9570	10/25/38	5,620,191
3,002,389	Terwin Mortgage Trust Series TMTS 2005-6HE(a)	US0001M + 1.200%	1.6570	04/25/36	2,968,321
289,556	Thornburg Mortgage Securities Trust 2004-2(a)	US0001M + 1.000%	1.4570	06/25/44	227,034

See accompanying notes to consolidated financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 101.1% (Continued)
757,000	Truman Capital Mortgage Loan Trust(a),(b)	US0001M + 5.250%	5.7070	03/25/37	$821,367
698,102	WaMu Mortgage Pass-Through Certificates Series(d)		2.4940	10/25/33	611,222
127,389	WaMu Mortgage Pass-Through Certificates Series(a)	COF 11 + 1.250%	1.4730	11/25/42	128,198
2,331,185	Washington Mutural Asset-Backed Certificates WMABS(a)	US0001M + 0.540%	0.9970	04/25/36	2,262,060
7,349,662	Wells Fargo Home Equity Asset-Backed Securities(a)	US0001M + 0.675%	1.1320	05/25/36	6,450,245
12,460,038	Wells Fargo Home Equity Asset-Backed Securities(a)	US0001M + 0.405%	0.8620	01/25/37	14,194,649
					2,464,334,450
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $1,802,477,894)				2,464,334,450

	TOTAL INVESTMENTS - 101.1% (Cost $1,802,477,894)				$2,464,334,450
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%				(28,060,055)
	NET ASSETS - 100.0%				$2,436,274,395

LLC	- Limited Liability Company

REMIC	- Real Estate Mortgage Investment Conduit

COF 11	- Cost of Funds for the 11th District of San Francisco

US0001M	- ICE LIBOR USD 1 Month

US0006M	- ICE LIBOR USD 6 Month

US0012M	- ICE LIBOR USD 12 Month

(a)	Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022 the total market value of 144A securities is $206,816,167 or 8.5% of net assets.

(c)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at March 31, 2022.

(d)	Variable rate security, the rate shown represents the rate on March 31, 2022.

See accompanying notes to consolidated financial statements.

ALPHACENTRIC PREMIUM OPPORTUNITY FUND (HMXAX, HMXCX, HMXIX)
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 83.8%
	MONEY MARKET FUNDS - 83.8%
3,885,268	Fidelity Government Portfolio, CLASS I, 0.11%(a)(g)	$3,885,268
144,941,924	First American Government Obligations Fund, Class U, 0.20%(a)	144,941,924
	TOTAL MONEY MARKET FUNDS (Cost $148,827,192)	148,827,192

Contracts(b)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 0.4%
	CALL OPTIONS PURCHASED - 0.3%
15	Emini SP M Week Option	SXM	04/04/2022	$4,500	$3,375,000	$36,375
15	Emini SP M Week Option	SXM	04/04/2022	4,550	3,412,500	15,188
15	S&P Emini 1st Week	SXM	04/01/2022	4,500	3,375,000	29,812
25	S&P Emini 3rd Week	SXM	04/14/2022	4,680	5,850,000	10,938
70	S&P Emini 3rd Week	SXM	04/14/2022	4,770	16,695,000	5,425
50	S&P Emini 3rd Week	SXM	05/20/2022	4,675	11,687,500	127,500
50	S&P500 EMINI Option	SXM	06/17/2022	4,650	11,625,000	233,124
50	S&P500 EMINI Option	SXM	05/31/2022	4,670	11,675,000	158,750
	TOTAL CALL OPTIONS PURCHASED (Cost - $480,018)					617,112

	PUT OPTIONS PURCHASED - 0.1%
50	S&P Emini 3rd Week	SXM	05/20/2022	$4,000	$10,000,000	$63,125
75	S&P Emini 3rd Week	SXM	05/20/2022	4,020	15,075,000	100,313
	TOTAL PUT OPTIONS PURCHASED (Cost - $235,499)					163,438

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $715,517)					780,550

	TOTAL INVESTMENTS - 84.2% (Cost $149,542,709)					$149,607,742

	CALL OPTIONS WRITTEN - (0.3)% (Proceeds - $543,275)					(546,400)
	PUT OPTIONS WRITTEN – (0.0)% (d) (Proceeds - $205,000)					(103,125)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 16.1%					28,566,284
	NET ASSETS - 100.0%					$177,524,501

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS – (0.0)% (d)
	CALL OPTIONS WRITTEN - (0.0)%(d)
1,000	Chicago Board Options Exchange VIX(f)	IB	04/20/2022	$50	$2,500,000	$25,000
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $25,000)

	TOTAL_WRITTEN INDEX OPTIONS 5 (Proceeds - $25,000)					$25,000

See accompanying notes to consolidated financial statements.

ALPHACENTRIC PREMIUM OPPORTUNITY FUND (HMXAX, HMXCX, HMXIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (0.3)%
	CALL OPTIONS WRITTEN- (0.3)%
30	Emini SP M Week Option	SXM	04/04/2022	$4,560	$6,840,000	$24,375
30	Emini SP M Week Option	SXM	04/04/2022	4,605	6,907,500	7,425
30	S&P Emini 1st Week	SXM	04/01/2022	4,560	6,840,000	13,125
50	S&P Emini 3rd Week	SXM	04/14/2022	4,760	11,900,000	4,875
80	S&P Emini 3rd Week	SXM	04/14/2022	4,870	19,480,000	1,000
120	S&P Emini 3rd Week	SXM	04/14/2022	4,950	29,700,000	600
100	S&P Emini 3rd Week	SXM	05/20/2022	4,800	24,000,000	86,250
100	S&P500 EMINI Option	SXM	06/17/2022	4,760	23,800,000	245,000
100	S&P500 EMINI Option	SXM	05/31/2022	4,780	23,900,000	138,750
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $518,275)					521,400

	PUT OPTIONS WRITTEN – (0.0)%(d)
50	S&P Emini 3rd Week	SXM	04/14/2022	$4,200	$10,500,000	$16,875
75	S&P Emini 4th Week	SXM	04/22/2022	4,300	16,125,000	86,250
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $205,000)					103,125

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $723,275)					$624,525

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(e)	Appreciation (Depreciation)
123	CBOE Volatility Index Future	04/20/2022	$2,886,687	$(297,713)
12	CME E-Mini NASDAQ 100 Index Future	06/17/2022	3,568,500	202,790
30	CME E-mini Russell 2000 Index Futures	06/17/2022	3,099,600	26,100
352	CME E-Mini Standard & Poor’s 500 Index Future	06/17/2022	79,741,200	2,844,880
	TOTAL FUTURES CONTRACTS			$2,776,057

IB	Interactive Brokers

SXM	Stone Financial Inc.

(a)	Rate disclosed is the seven day effective yield as of March 31, 2022.

(b)	Each contract is equivalent to one futures contract.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	Percentage rounds to greater than (0.1)%.

(e)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(f)	Illiquid security. Total illiquid securities represents (0.0)% of net assets as of March 31, 2022.

(g)	All or a portion of this investment is segregated as collateral for option contracts and future contracts.

See accompanying notes to consolidated financial statements.

ALPHACENTRIC ROBOTICS AND AUTOMATION FUND (GNXAX, GNXCX, GNXIX)
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 97.4%
	AEROSPACE & DEFENSE - 5.7%
15,000	AeroVironment, Inc.(a),(b)	$1,412,100
150,000	AEye, Inc.(a),(b)	820,500
		2,232,600
	AUTOMOTIVE - 2.1%
150,000	Aurora Innovation, Inc.(a)	838,500

	BIOTECH & PHARMA - 2.7%
50,000	Bioxcel Therapeutics, Inc.(a)	1,045,500

	DIVERSIFIED INDUSTRIALS - 2.1%
12,500	Omron Corporation	843,500

	ELECTRICAL EQUIPMENT - 13.6%
42,500	ABB Ltd.	1,387,614
37,500	Allied Motion Technologies, Inc.	1,119,000
10,000	AMETEK, Inc.(b)	1,331,800
25,000	CyberOptics Corporation(a)	1,014,500
10,000	Renishaw plc	508,368
		5,361,282
	MACHINERY - 32.1%
35,000	ATS Automation Tooling Systems, Inc.(a)	1,262,587
10,000	FANUC Corporation	1,778,188
22,500,000	FBR Ltd.(a)	488,289
30,000	GEA Group A.G.	1,238,301
5,000	Kardex Holding A.G.	1,149,830
2,500	Keyence Corporation	1,175,806
75,000	Knightscope, Inc.(a),(b)	378,000
500,000	Kraken Robotics, Inc.(a)	179,970
15,000	Krones A.G.	1,252,074
10,000	KUKA A.G.	913,818
55,000	Sandvik A.B.	1,175,491
125,000	Scott Technology Ltd.	277,239
35,000	Yaskawa Electric Corporation	1,384,472
		12,654,065

See accompanying notes to consolidated financial statements.

ALPHACENTRIC ROBOTICS AND AUTOMATION FUND (GNXAX, GNXCX, GNXIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 97.4% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 22.8%
300,000	Accuray, Inc.(a),(b)	$993,000
25,000	ClearPoint Neuro, Inc.(a),(b)	260,250
5,000	Intuitive Surgical, Inc.(a)	1,508,400
100,000	Microbot Medical, Inc.(a)	627,000
50,000	PROCEPT BioRobotics Corporation(a),(b)	1,749,501
20,000	Siemens Healthineers A.G.	1,244,385
400,000	Stereotaxis, Inc.(a)	1,492,000
2,500	Tecan Group A.G.	995,617
25,000	Vicarious Surgical, Inc.(a)	126,500
		8,996,653

	SEMICONDUCTORS - 3.5%
40,000	Infineon Technologies A.G.	1,371,169

	SOFTWARE - 3.3%
10,000	Omnicell, Inc.(a),(b)	1,294,900

	TECHNOLOGY HARDWARE - 6.8%
200,000	Draganfly, Inc.(a),(b)	476,000
15,000	Nidec Corporation	1,201,233
150,000	Vuzix Corporation(a),(b)	990,000
		2,667,233

	TRANSPORTATION & LOGISTICS - 2.7%
15,000	GXO Logistics, Inc.(a)	1,070,100

	TOTAL COMMON STOCKS (Cost $35,602,710)	38,375,502

See accompanying notes to consolidated financial statements.

ALPHACENTRIC ROBOTICS AND AUTOMATION FUND (GNXAX, GNXCX, GNXIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 18.0%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL – 18.0%
7,094,581	Mount Vernon Liquid Assets Portfolio, 0.30% (Cost $7,094,581)(c),(d)	$7,094,581

	TOTAL INVESTMENTS - 115.4% (Cost $42,697,291)	$45,470,083
	LIABILITIES IN EXCESS OF OTHER ASSETS - (15.4)%	(6,070,356)
	NET ASSETS - 100.0%	$39,399,727

LTD	- Limited Company

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2022 was $6,798,491.

(c)	Security was purchased with cash received as collateral for securities on loan at March 31, 2022. Total collateral had a value of $7,094,581 at March 31, 2022.

(d)	Rate disclosed is the seven day effective yield as of March 31, 2022.

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 24.8%
	ASSET MANAGEMENT - 0.7%
3,571	Invesco Ltd.	$82,347
1,561	Raymond James Financial, Inc.	171,570
		253,917
	AUTOMOTIVE - 0.7%
2,592	BorgWarner, Inc.	100,829
2,263	General Motors Company(a)	98,984
32	Tesla, Inc.(a)	34,483
		234,296
	BIOTECH & PHARMA - 0.3%
327	Horizon Therapeutics PLC(a)	34,404
319	Moderna, Inc.(a)	54,951
		89,355
	CABLE & SATELLITE - 0.3%
3,065	DISH Network Corporation, Class A(a)	97,007

	CHEMICALS - 1.6%
838	Celanese Corporation	119,725
6,228	Mosaic Company (The)	414,162
		533,887
	DIVERSIFIED INDUSTRIALS - 0.5%
1,204	General Electric Company	110,166
1,027	Pentair PLC	55,674
		165,840
	ELECTRICAL EQUIPMENT - 0.2%
1,054	Johnson Controls International plc	69,111

	FOOD - 0.3%
1,061	Tyson Foods, Inc., Class A	95,097

	HEALTH CARE FACILITIES & SERVICES - 1.0%
524	Cigna Corporation	125,556
924	CVS Health Corporation	93,518
646	HCA Healthcare, Inc.	161,900
		380,974

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 24.8% (Continued)
	HOME & OFFICE PRODUCTS - 0.5%
936	Whirlpool Corporation	$161,722

	HOME CONSTRUCTION - 0.9%
1,337	DR Horton, Inc.	99,620
1,290	Lennar Corporation, Class A	104,709
2,434	PulteGroup, Inc.	101,985
		306,314
	HOUSEHOLD PRODUCTS - 0.2%
210	Estee Lauder Companies, Inc. (The), Class A	57,187

	INDUSTRIAL REIT - 1.0%
3,030	Duke Realty Corporation	175,922
1,181	Prologis, Inc.	190,708
		366,630
	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
390	Goldman Sachs Group, Inc. (The)	128,739
1,649	Morgan Stanley	144,123
853	Nasdaq, Inc.	152,004
		424,866
	INSURANCE - 2.8%
2,498	Aflac, Inc.	160,846
1,068	Allstate Corporation (The)	147,929
1,566	American International Group, Inc.	98,298
479	Arthur J Gallagher & Company	83,633
1,243	Hartford Financial Services Group, Inc. (The)	89,260
1,048	Marsh & McLennan Companies, Inc.	178,599
1,409	MetLife, Inc.	99,025
1,219	Principal Financial Group, Inc.	89,487
		947,077
	MACHINERY - 0.2%
175	Deere & Company	72,706

	METALS & MINING - 0.6%
3,249	Cleveland-Cliffs, Inc.(a)	104,650

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 24.8% (Continued)
	METALS & MINING - 0.6% (Continued)
2,243	Freeport-McMoRan, Inc.	$111,567
		216,217
	OIL & GAS PRODUCERS - 2.2%
1,640	Canadian Natural Resources Ltd.	101,647
8,309	Cenovus Energy, Inc.	138,593
810	Devon Energy Corporation	47,895
619	Diamondback Energy, Inc.	84,853
1,961	Imperial Oil Ltd.	94,756
2,248	Occidental Petroleum Corporation	127,552
376	Pioneer Natural Resources Company	94,011
14,306	Southwestern Energy Company(a)	102,574
		791,881
	RENEWABLE ENERGY - 0.1%
151	Enphase Energy, Inc.(a)	30,469

	RESIDENTIAL REIT - 0.5%
883	Mid-America Apartment Communities, Inc.	184,944

	RETAIL - CONSUMER STAPLES - 0.3%
1,839	Albertsons Companies, Inc.	61,147
322	Target Corporation	68,336
		129,483
	RETAIL - DISCRETIONARY - 1.8%
527	AutoNation, Inc.(a)	52,479
250	Avis Budget Group, Inc.(a)	65,825
3,075	Bath & Body Works, Inc.	146,984
1,127	Best Buy Company, Inc.	102,443
920	Builders FirstSource, Inc.(a)	59,377
205	Home Depot, Inc. (The)	61,363
329	Lowe’s Companies, Inc.	66,521
2,470	Macy’s, Inc.	60,169
646	Victoria’s Secret & Company(a)	33,179
		648,340

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 24.8% (Continued)
	SELF-STORAGE REIT - 1.2%
881	Extra Space Storage, Inc.	$181,134
536	Public Storage	209,190
		390,324
	SEMICONDUCTORS - 0.1%
227	Advanced Micro Devices, Inc.(a)	24,820

	SOFTWARE - 0.7%
138	Bill.com Holdings, Inc.(a)	31,297
199	Datadog, Inc.(a)	30,143
516	Microsoft Corporation	159,088
104	Zscaler, Inc.(a)	25,093
		245,621
	SPECIALTY FINANCE - 0.8%
568	Capital One Financial Corporation	74,573
754	Discover Financial Services	83,083
1,343	Fidelity National Financial, Inc.	65,592
1,796	Synchrony Financial	62,519
		285,767
	STEEL - 1.1%
1,356	Nucor Corporation	201,570
1,105	Steel Dynamics, Inc.	92,190
2,903	United States Steel Corporation	109,559
		403,319
	TECHNOLOGY HARDWARE - 1.5%
1,452	Corning, Inc.	53,593
5,995	Hewlett Packard Enterprise Company	100,176
6,599	HP, Inc.	239,545
701	Motorola Solutions, Inc.	169,782
		563,096
	TECHNOLOGY SERVICES - 0.5%
480	Accenture PLC, Class A	161,870

	TRANSPORTATION & LOGISTICS - 0.5%
472	FedEx Corporation	109,215

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 24.8% (Continued)
	TRANSPORTATION & LOGISTICS - 0.5% (Continued)
255	Old Dominion Freight Line, Inc.	$76,163
		185,378
	WHOLESALE - CONSUMER STAPLES - 0.3%
1,317	Archer-Daniels-Midland Company	118,872

	WHOLESALE - DISCRETIONARY - 0.2%
1,470	LKQ Corporation	66,753

	TOTAL COMMON STOCKS (Cost $8,422,485)	8,703,140

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 42.8%
	EQUITY - 20.7%
2,023	Consumer Staples Select Sector SPDR Fund	153,525
2,147	Energy Select Sector SPDR Fund	164,117
562	Financial Select Sector SPDR Fund	21,536
1,055	Health Care Select Sector SPDR Fund	144,524
13,068	Invesco S&P 500 BuyWrite ETF	303,962
10,044	Invesco S&P 500 Pure Value ETF	860,269
2,866	iShares MSCI Brazil ETF	108,363
26,613	iShares MSCI EAFE Value ETF	1,337,569
4,282	iShares MSCI Indonesia ETF	105,980
3,252	iShares MSCI Malaysia ETF	83,284
1,872	iShares MSCI Mexico ETF	102,904
2,990	iShares MSCI Peru ETF	111,228
151	iShares MSCI Philippines ETF	4,696
1,978	iShares MSCI South Africa ETF	109,838
558	iShares MSCI Thailand ETF	43,518
329	iShares MSCI United Kingdom ETF	11,068
5,145	iShares Russell 1000 Value ETF	853,967
14,982	JPMorgan BetaBuilders Europe ETF	822,212
22,769	JPMorgan BetaBuilders Japan ETF	1,155,299
3,362	Real Estate Select Sector SPDR Fund	162,452

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 42.8% (Continued)
	EQUITY - 20.7% (Continued)
2,231	Utilities Select Sector SPDR Fund	$166,120
2,655	Vanguard High Dividend Yield ETF	298,024
1,219	Vanguard Real Estate ETF	132,103
		7,256,558
	FIXED INCOME - 22.1%
92,424	iShares 1-3 Year Treasury Bond ETF	7,703,541
1,064	Schwab US TIPS ETF	64,595
		7,768,136

	TOTAL EXCHANGE-TRADED FUNDS (Cost $14,924,472)	15,024,694

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 7.1%
	U.S. TREASURY BILLS — 7.1%
1,000,000	United States Cash Management Bill(b)	0.000	05/24/22	999,577
1,500,000	United States Treasury Bill(b)	0.000	04/07/22	1,499,965
				2,499,542
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,499,550)			2,499,542

	TOTAL INVESTMENTS - 74.7% (Cost $25,846,507)			$26,227,376
	OTHER ASSETS IN EXCESS OF LIABILITIES - 25.3%			8,890,211
	NET ASSETS - 100.0%			$35,117,587

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
33	CBOT Corn Future(d)	05/13/2022	$1,235,438	$111,376
13	CBOT Corn Future(d)	07/14/2022	476,450	25,512
14	CBOT Soybean Future(d)	05/13/2022	1,132,775	(36,925)
24	CBOT Wheat Future(d)	05/13/2022	1,207,200	145,500
11	CME Live Cattle Future(d)	06/30/2022	603,350	(18,010)
10	COMEX Copper Future(d)	07/27/2022	1,188,875	63,225
6	COMEX Gold 100 Troy Ounces Future(d)	06/28/2022	1,172,400	51,530
57	NYBOT CSC Number 11 World Sugar Future(d)	04/29/2022	1,244,242	18,816
25	NYMEX Henry Hub Natural Gas Futures(d)	05/26/2022	1,425,250	308,890
12	NYMEX Light Sweet Crude Oil Future(d)	05/20/2022	1,182,240	146,040
5	NYMEX Light Sweet Crude Oil Future(d)	08/22/2022	466,600	45,460
10	NYMEX NY Harbor ULSD Futures(d)	05/31/2022	1,344,378	206,304

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

OPEN FUTURES CONTRACTS (Continued)
				Value and Unrealized
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
4	NYMEX NY Harbor ULSD Futures(d)	08/31/2022	$502,337	$13,881
9	NYMEX Reformulated Gasoline Blendstock for Oxygen(d)	05/31/2022	1,170,968	107,805
4	NYMEX Reformulated Gasoline Blendstock for Oxygen(d)	08/31/2022	482,580	(3,654)
	TOTAL OPEN LONG FUTURES CONTRACTS			$1,185,750

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
33	CBOT 10 Year US Treasury Note	06/21/2022	$4,054,875	$110,516
9	CME Australian Dollar Currency Future	06/13/2022	674,685	(15,164)
32	CME British Pound Currency Future	06/13/2022	2,626,200	8,525
21	CME Canadian Dollar Currency Future	06/14/2022	1,681,890	(35,676)
19	CME Euro Foreign Exchange Currency Future	06/13/2022	2,636,013	3,975
25	CME Japanese Yen Currency Future	06/13/2022	2,574,219	129,096
8	CME Live Cattle Future(d)	08/31/2022	441,840	(4,400)
20	CME Swiss Franc Currency Future	06/13/2022	2,717,749	(8,787)
4	COMEX Copper Future(d)	09/28/2022	475,300	(9,650)
2	COMEX Gold 100 Troy Ounces Future(d)	08/29/2022	391,900	(28,680)
23	Eurex 10 Year Euro BUND Future	06/08/2022	4,037,150	233,802
26	Long Gilt Future	06/28/2022	4,140,478	44,112
39	Montreal Exchange 10 Year Canadian Bond Future	06/21/2022	4,072,788	173,974
8	NYMEX Henry Hub Natural Gas Futures(d)	08/29/2022	458,480	(69,760)
3	TSE Japanese 10 Year Bond Futures	06/13/2022	3,689,464	17,702
	TOTAL OPEN SHORT FUTURES CONTRACTS			$549,585

	TOTAL FUTURES CONTRACTS			$1,735,335

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Zero coupon bond.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	All or a portion of this investment is a holding of the ACSSF Fund Limited.

See accompanying notes to consolidated financial statements.

ALPHACENTRIC LIFESCI HEALTHCARE FUND (LYFAX, LYFCX, LYFIX)
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.9%
	BIOTECH & PHARMA - 84.3%
69,500	2seventy bio, Inc.(a)	$1,185,670
45,000	ACADIA Pharmaceuticals, Inc.(a)	1,089,900
65,000	Aclaris Therapeutics, Inc.(a)	1,120,600
174,700	Aerie Pharmaceuticals, Inc.(a)	1,589,769
15,500	Agios Pharmaceuticals, Inc.(a)	451,205
245,000	Amarin Corp plc - ADR(a)	806,050
56,000	Arcutis Biotherapeutics, Inc.(a)	1,078,560
25,500	BELLUS Health, Inc.(a)	175,440
14,000	BioCryst Pharmaceuticals, Inc.(a)	227,640
5,500	BioMarin Pharmaceutical, Inc.(a)	424,050
8,000	Bristol-Myers Squibb Company	584,240
17,000	Celldex Therapeutics, Inc.(a)	579,020
70,000	Cogent Biosciences, Inc.(a)	524,300
58,000	Collegium Pharmaceutical, Inc.(a)	1,180,880
37,000	Compass Pathways plc - ADR(a)	476,930
105,000	CytomX Therapeutics, Inc.(a)	280,350
17,500	Dynavax Technologies Corporation(a)	189,700
25,000	Exelixis, Inc.(a)	566,750
30,000	Galapagos N.V. - ADR(a)	1,860,600
8,000	Gilead Sciences, Inc.	475,600
1,000	Horizon Therapeutics PLC(a)	105,210
11,500	Ideaya Biosciences, Inc.(a)	128,685
29,000	Insmed, Inc.(a)	681,500
28,500	Iovance Biotherapeutics, Inc.(a)	474,525
14,500	iTeos Therapeutics, Inc.(a)	466,610
5,500	Jazz Pharmaceuticals plc(a)	856,185
83,500	Kodiak Sciences, Inc.(a)	644,620
7,000	Merck & Company, Inc.	574,350
8,100	Molecular Partners A.G. - ADR(a)	164,187
5,000	Morphic Holding, Inc.(a)	200,750
182,500	MorphoSys A.G. - ADR(a)	1,237,350
19,500	PTC Therapeutics, Inc.(a)	727,545
415,000	Puma Biotechnology, Inc.(a)	1,195,200
50,000	Revance Therapeutics, Inc.(a)	975,000

See accompanying notes to consolidated financial statements.

ALPHACENTRIC LIFESCI HEALTHCARE FUND (LYFAX, LYFCX, LYFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 95.9% (Continued)
	BIOTECH & PHARMA - 84.3% (Continued)
3,000	Sanofi - ADR	$154,020
11,000	Sierra Oncology, Inc.(a)	352,550
28,000	Takeda Pharmaceutical Company Ltd. - ADR	400,960
151,000	TCR2 Therapeutics, Inc.(a)	416,760
21,500	Turning Point Therapeutics, Inc.(a)	577,275
2,250	United Therapeutics Corporation(a)	403,673
125,000	Viracta Therapeutics, Inc.(a)	595,000
18,000	Xencor, Inc.(a)	480,240
		26,679,449
	CONSUMER SERVICES - 0.9%
20,500	AirSculpt Technologies, Inc.(a)	280,440

	HEALTH CARE FACILITIES & SERVICES - 4.2%
49,000	AdaptHealth Corporation(a)	785,470
100,000	Aveanna Healthcare Holdings, Inc.(a)	341,000
3,000	Fulgent Genetics, Inc.(a)	187,230
		1,313,700
	MEDICAL EQUIPMENT & DEVICES - 4.2%
185,000	Lucira Health, Inc.(a)	660,450
16,000	SomaLogic, Inc.(a)	128,320
85,000	Zynex, Inc.	529,550
		1,318,320
	TOBACCO & CANNABIS - 2.3%
245,000	Columbia Care, Inc.(a)	727,675

	TOTAL COMMON STOCKS (Cost $33,791,388)	30,319,584

See accompanying notes to consolidated financial statements.

ALPHACENTRIC LIFESCI HEALTHCARE FUND (LYFAX, LYFCX, LYFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.0%(b)
	MONEY MARKET FUND - 0.0% (b)
1	Fidelity Government Portfolio, CLASS I, 0.11% (Cost $1)(c)	$1

	TOTAL INVESTMENTS - 95.9% (Cost $33,791,389)	$30,319,585
	OTHER ASSETS IN EXCESS OF LIABILITIES- 4.1%	1,280,473
	NET ASSETS - 100.0%	$31,600,058

ADR	- American Depositary Receipt

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2022.

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SWBC MUNICIPAL OPPORTUNITIES FUND (MUNAX, MUNCX, MUNIX)
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	CLOSED END FUNDS — 4.0%
	FIXED INCOME - 4.0%
2,500	BlackRock MuniHoldings California Quality Fund	$32,700
5,000	BlackRock MuniYield New Jersey Fund, Inc.	66,900
5,000	Nuveen AMT-Free Quality Municipal Income Fund	65,700
5,770	Nuveen Quality Municipal Income Fund	77,087
5,000	Putnam Managed Municipal Income Trust	35,350
7,000	Putnam Municipal Opportunities Trust	81,550
		359,287

	TOTAL CLOSED END FUNDS (Cost $383,301)	359,287

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 16.9%
	FIXED INCOME - 16.9%
2,250	iShares National Muni Bond ETF	246,690
6,400	SPDR Nuveen Bloomberg Barclays High Yield	352,960
8,750	VanEck High Yield Muni ETF	502,250
17,350	VanEck Short High Yield Muni ETF	403,561
		1,505,461

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,501,640)	1,505,461

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 70.7%
	APPROPRIATION — 9.8%
500,000	Center for Arts & Health Sciences Public	4.0000	10/01/41	550,758
300,000	Pontotoc County Educational Facilities Authority	4.0000	09/01/40	319,439
				870,197

	CHARTER SCHOOLS — 2.7%
230,000	Colorado Educational & Cultural Facilities	4.0000	07/01/56	240,067

	CITY — 1.8%
100,000	City of Oil City PA	4.0000	12/01/42	107,133
50,000	City of Waukegan IL	4.0000	12/30/37	54,940
				162,073

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SWBC MUNICIPAL OPPORTUNITIES FUND (MUNAX, MUNCX, MUNIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 70.7% (Continued)
	CONTINUING CARE RETIREMENT CENTER — 20.5%
200,000	Florida Development Finance Corporation	4.0000	06/01/55	$195,673
525,000	Health & Educational Facilities Authority of the	5.0000	02/01/46	551,210
10,000	Illinois Finance Authority	4.0000	05/15/35	10,020
50,000	Illinois Finance Authority	5.0000	05/15/56	51,623
250,000	Indiana Finance Authority	4.0000	11/15/51	252,781
200,000	Iowa Finance Authority	4.0000	05/15/53	177,522
100,000	Massachusetts Development Finance Agency	5.0000	07/01/56	97,120
100,000	New Hampshire Business Finance Authority	5.0000	07/01/31	104,047
100,000	New Hampshire Business Finance Authority	5.0000	07/01/56	96,499
25,000	Palm Beach County Health Facilities Authority	5.0000	05/15/47	25,624
25,000	South Carolina Jobs-Economic Development Authority	5.0000	11/15/54	25,561
100,000	Tarrant County Cultural Education Facilities	5.0000	11/15/37	110,468
50,000	Tempe Industrial Development Authority	6.1250	10/01/47	51,463
80,000	Wisconsin Health & Educational Facilities	4.0000	07/01/48	77,963
				1,827,574
	ECON & INDUST DEVELOPMENT — 5.9%
430,000	New York Liberty Development Corporation	5.2500	10/01/35	528,120

	EDUCATION LEASE — 1.2%
100,000	Hammond Multi-School Building Corporation	4.0000	01/15/29	108,870

	ELECTRICITY AND PUBLIC POWER — 1.5%
25,000	Puerto Rico Electric Power Authority	5.2500	07/01/30	25,591
100,000	Puerto Rico Electric Power Authority	5.2500	07/01/32	103,370
				128,961
	GOVERNMENT LEASE — 0.9%
50,000	Community College District of Central Southwest	4.0000	03/01/38	53,896
25,000	Lodi Public Financing Authority	4.0000	06/01/39	27,354
				81,250
	HIGHER EDUCATION — 7.0%
200,000	Colorado Mountain College	4.0000	12/01/51	214,063
100,000	Kentucky Bond Development Corporation	4.0000	06/01/51	105,737
200,000	Michigan Finance Authority	4.0000	02/01/42	201,416

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SWBC MUNICIPAL OPPORTUNITIES FUND (MUNAX, MUNCX, MUNIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 70.7% (Continued)
	HIGHER EDUCATION — 7.0% (Continued)
100,000	Michigan Finance Authority	5.0000	05/01/46	$100,286
				621,502

	HOSPITALS — 5.1%
300,000	Health Care Authority of the City of Huntsville	4.0000	06/01/45	318,958
125,000	Michigan Finance Authority	4.0000	12/01/47	132,821
				451,779

	PORTS & MARINAS — 0.3%
25,000	Port Authority of New York & New Jersey	4.0000	07/15/50	25,525

	PRIVATE SCHOOLS — 1.2%
100,000	Rhode Island Health and Educational Building	4.0000	10/01/51	105,418

	SCHOOL DISTRICT — 8.0%
500,000	Fowlerville Community Schools	4.0000	05/01/44	543,246
150,000	Jefferson County High School District No 1 Clancy	4.0000	07/01/42	163,087
				706,333

	STATE — 0.2%
1,090	Commonwealth of Puerto Rico	5.2500	07/01/23	1,114
502	Commonwealth of Puerto Rico(a)	0.0000	07/01/24	459
1,086	Commonwealth of Puerto Rico	5.3750	07/01/25	1,145
1,077	Commonwealth of Puerto Rico	5.6250	07/01/27	1,172
1,059	Commonwealth of Puerto Rico	5.6250	07/01/29	1,170
1,029	Commonwealth of Puerto Rico	5.7500	07/01/31	1,165
1,255	Commonwealth of Puerto Rico(a)	0.0000	07/01/33	726
975	Commonwealth of Puerto Rico	4.0000	07/01/33	953
877	Commonwealth of Puerto Rico	4.0000	07/01/35	851
752	Commonwealth of Puerto Rico	4.0000	07/01/37	725
1,023	Commonwealth of Puerto Rico	4.0000	07/01/41	970
4,848	Commonwealth of Puerto Rico	0.0001	11/01/43	2,601
1,064	Commonwealth of Puerto Rico	4.0000	07/01/46	1,007
				14,058
	STUDENT HOUSING — 1.2%
100,000	Hastings Campus Housing Finance Authority	5.0000	07/01/45	109,305

See accompanying notes to consolidated financial statements.

ALPHACENTRIC SWBC MUNICIPAL OPPORTUNITIES FUND (MUNAX, MUNCX, MUNIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 70.7% (Continued)
	TOBACCO — 0.3%
25,000	New York Counties Tobacco Trust VI	3.7500	06/01/45	$22,352

	TOLL ROADS, BRIDGES & TUNNELS — 2.8%
50,000	Pennsylvania Turnpike Commission	4.0000	12/01/51	51,578
45,000	Puerto Rico Highway & Transportation Authority	5.2500	07/01/32	46,517
55,000	Puerto Rico Highway & Transportation Authority	5.2500	07/01/33	56,795
50,000	Puerto Rico Highway & Transportation Authority	5.2500	07/01/36	52,568
40,000	Puerto Rico Highway & Transportation Authority	5.2500	07/01/36	42,052
				249,510

	WATER AND SEWER — 0.3%
25,000	Clark Regional Wastewater District	5.0000	12/01/40	29,204

	TOTAL MUNICIPAL BONDS (Cost $6,783,198)			6,282,098

	TOTAL INVESTMENTS - 91.6% (Cost $8,668,139)			$8,146,846
	OTHER ASSETS IN EXCESS OF LIABILITIES - 8.4%			747,823
	NET ASSETS - 100.0%			$8,894,668

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation
22	CBOT 10 Year US Treasury Note	06/21/2022	$2,703,250	$73,688

	TOTAL FUTURES CONTRACTS			$73,688

CREDIT DEFAULT SWAPS
			Fixed	Implied	Frequency				Premiums
		Buy/Sell	Rate	Credit	of	Expiration	Notional		Paid/	Unrealized
Counterparty	Index	Protection	Received	Spread	Payments	Date	Amount	Value	(Received)	Depreciation
Credit Suisse	Markit CDX North America Investment Grade Index	Buy	1.00%	61.39%	Quarterly	1/12/2027	$1,373,500	$(23,721)	$(18,815)	$(4,906)
Credit Suisse	Markit CDX North America High Yield Index	Buy	5.00%	375.40%	Quarterly	1/12/2027	1,242,500	(78,876)	(63,296)	(15,580)
			Net Unrealized Depreciation on Swap Contracts						$(82,111)	$(20,486)

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

CSI	Credit Suisse

(a)	Zero coupon bond.

(b)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to consolidated financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 48.4%
	HEALTH CARE REIT - 2.3%
11,059	Welltower, Inc. (g)	$1,063,212

	HOME CONSTRUCTION - 1.3%
3,000	DR Horton, Inc.	223,530
4,867	Lennar Corporation, Class A	395,054
		618,584
	MORTGAGE FINANCE - 2.1%
40,000	Starwood Property Trust, Inc.	966,800

	MULTI ASSET CLASS REITS - 2.5%
50,617	iStar, Inc. (g)	1,184,944

	SPECIALTY FINANCE - 40.2%
15,762	Chimera Investment Corporation(g)	189,774
116,379	Ellington Financial, Inc. (g)	2,065,727
80,366	Enact Holdings, Inc.	1,788,144
432,920	MFA Financial, Inc. (g)	1,744,668
53,900	MGIC Investment Corporation	730,345
52,740	Mr. Cooper Group, Inc.(a)	2,408,636
437,019	New Residential Investment Corporation(g)	4,798,468
362,339	New York Mortgage Trust, Inc. (g)	1,322,537
33,118	Ocwen Financial Corporation(a)	786,884
28,699	PennyMac Financial Services, Inc.	1,526,787
120,148	Redwood Trust, Inc. (g)	1,265,158
		18,627,128

	TOTAL COMMON STOCKS (Cost $21,058,930)	22,460,668

	PREFERRED STOCKS — 16.5%
	SPECIALTY FINANCE - 16.5%
44,964	AGNC Investment Corporation – Series F (b) (g)	1,049,010
20,000	Arbor Realty Trust, Inc. – Series D(g)	450,000
10,000	Arbor Realty Trust, Inc. – Series E(g)	228,300
43,126	Arbor Realty Trust, Inc. – Series F (b) (g)	1,064,780

See accompanying notes to consolidated financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Shares		Fair Value
	PREFERRED STOCKS — 16.5% (Continued)
	SPECIALTY FINANCE - 16.5% (Continued)
28,308	Chimera Investment Corporation - Series B(b) (g)	$703,454
7,881	Chimera Investment Corporation – Series C(b) (g)	191,824
2,252	Chimera Investment Corporation – Series D (b) (g)	56,142
36,754	Granite Point Mortgage Trust, Inc.(b) (g)	887,977
30,000	KKR Real Estate Finance Trust, Inc. (g)	732,000
6,272	MFA Financial, Inc. – Series C (b) (g)	142,939
37,930	New Residential Investment Corporation– Series D(b) (g)	917,527
22,500	New York Mortgage Trust, Inc. - Series F(b) (g)	517,725
9,000	Two Harbors Investment Corporation - Series A(b) (g)	228,510
20,472	Two Harbors Investment Corporation - Series C(b) (g)	484,368
	TOTAL PREFERRED STOCKS (Cost $7,870,701)	7,654,556

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 10.7%
	COLLATERALIZED MORTGAGE OBLIGATIONS — 4.1%
72,001	Adjustable Rate Mortgage Trust 2007-1 1A1 (b)		2.8060	03/25/37	69,511
21,072	Alternative Loan Trust 2003-J2 B2		6.0000	10/25/33	—	(h)
624,799	Alternative Loan Trust 2005-11CB 3A2 (c)	US0001M + 0.500%	0.9570	06/25/35	504,733
284,925	Alternative Loan Trust 2005-J6 1A5 (c)	US0001M + 0.500%	0.9570	07/25/35	249,433
336,289	HarborView Mortgage Loan Trust 2005-7 2A2B (c)	US0001M + 0.960%	1.4090	06/19/45	207,307
646,469	Impac CMB Trust Series 2005-2 1M2 (c)	US0001M + 0.735%	1.1920	04/25/35	623,402
260,391	Washington Mutual Mortgage Pass-Through 2007-HY1 A2A (c)	US0001M + 0.160%	0.7770	02/25/37	235,731
					1,890,117

	NON AGENCY CMBS — 2.9%
251,563	Citigroup Commercial Mortgage Trust 2014-GC19 D		5.0910	03/10/47	251,314
100,000	COMM 2013-CCRE6 Mortgage Trust F(b),(d)		4.0870	03/10/46	74,267
81,000	COMM 2015-LC19 Mortgage Trust F (d)		2.8670	02/10/48	73,671
33,371	CSAIL 2016-C5 Commercial Mortgage Trust C(b)		4.6460	11/15/48	32,828
10,000	JPMBB Commercial Mortgage Securities Trust Series 2015-C28 C(b)		4.1470	10/15/48	9,632
7,577,353	JPMBB Commercial Mortgage Securities Trust Series 2015-C32 XA (b),(e)		1.2010	11/15/48	177,837
15,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12 C(b)		4.7630	10/15/46	14,417
17,233	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24 C (b)		4.3430	05/15/48	16,815
25,000	Wells Fargo Commercial Mortgage Trust 2015-C27 B (b)		4.1390	02/15/48	24,429
75,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 D(b)		4.1520	05/15/48	71,472

See accompanying notes to consolidated financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 10.7% (Continued)
	NON AGENCY CMBS — 2.9% (Continued)
85,000	Wells Fargo Commercial Mortgage Trust 2016-LC25 C(b)		4.3410	12/15/59	$82,871
100,000	Wells Fargo Commercial Mortgage Trust 2016-NXS6 B(b)		3.8110	11/15/49	97,655
270,000	WFRBS Commercial Mortgage Trust 2013-C15 B(b)		4.5060	08/15/46	261,643
150,000	WFRBS Commercial Mortgage Trust 2013-C15 C(b)		4.5060	08/15/46	138,771
15,000	WFRBS Commercial Mortgage Trust 2014-C24 B(b)		4.2040	11/15/47	14,305
					1,341,927

	RESIDENTIAL MORTGAGE — 3.7%
585,231	Chase Funding Trust Series 2003-2 2A2 (c)	US0001M + 0.560%	1.0170	02/25/33	564,464
170,250	Credit-Based Asset Servicing and Securitization 2003-CB2 M2 (f)		5.5450	08/25/32	137,049
475,138	Ellington Loan Acquisition Trust 2007-2 M2B (c),(d)	US0001M + 1.700%	2.1570	05/25/37	388,146
374,059	Morgan Stanley A.B.S Capital I Inc Trust 2005-HE3 M6(c)	US0001M + 1.110%	1.5670	07/25/35	340,096
278,089	Park Place Securities Inc Asset-Backed 2004-WWF1 M4 (c)	US0001M + 1.650%	2.1070	12/25/34	282,010
					1,711,765

	TOTAL ASSET BACKED SECURITIES (Cost $4,8 )				4,943,809

	COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
	CMBS — 2.1%
2,543,665	Fannie Mae-Aces 2014-M8 X2 (b),(e)		0.3010	06/25/24	18,187
1,000,000	Freddie Mac Multifamily Structured Pass Through K126 X3 (b),(e)		2.6280	01/25/49	183,381
14,826,385	Government National Mortgage Association 2013-141 IJ (b),(e)		0.1780	02/16/52	57,380
457,763	Government National Mortgage Association 2015-108 IO (b),(e)		0.4120	10/16/56	15,439
240,278	Government National Mortgage Association 2017-106 IO (b),(e)		0.6860	12/16/56	10,161
1,008,250	Government National Mortgage Association 2018-17 MI (b),(e)		0.4430	11/01/57	37,406
5,841,795	Government National Mortgage Association 2017-171 IO (b),(e)		0.6620	09/16/59	266,911
2,190,094	Government National Mortgage Association 2020-155 IO (b),(e)		1.2690	09/16/60	207,280
1,832,360	Government National Mortgage Association 2019-81 IO ( (b),(e)		0.9390	02/16/61	125,936
457,238	Government National Mortgage Association 2019-105 IO (b),(e)		0.7380	08/16/61	31,168
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,213,492)				953,249

	CONVERTIBLE BONDS — 3.4%
	ASSET MANAGEMENT — 1.3%
624,000	RWT Holdings, Inc.		5.7500	10/01/25	613,470

See accompanying notes to consolidated financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 3.4% (Continued)
	SPECIALTY FINANCE — 2.1%
584,000	PennyMac Corporation B	5.5000	11/01/24	$580,715
390,000	Two Harbors Investment Corporation	6.2500	01/15/26	387,563
				968,278

	TOTAL CONVERTIBLE BONDS (Cost $1,645,410)			1,581,748

	CORPORATE BONDS — 7.0%
	SPECIALTY FINANCE — 7.0%
250,000	Nationstar Mortgage Holdings, Inc.(d)	5.5000	08/15/28	241,000
1,719,000	New Residential Investment Corporation(d)	6.2500	10/15/25	1,652,827
1,164,000	PHH Mortgage Corporation(d)	7.8750	03/15/26	1,089,673
280,000	United Wholesale Mortgage, LLC(d)	5.5000	11/15/25	272,072
	TOTAL CORPORATE BONDS (Cost $3,367,921)			3,255,572

Shares				Fair Value
	SHORT-TERM INVESTMENT — 7.5%
	MONEY MARKET FUND – 7.5%
3,483,560	First American Government Obligations Fund, Class U, 0.02% (Cost $3,483,560)(i)			3,483,560

	TOTAL INVESTMENTS – 95.6% (Cost $43,490,772)			$44,333,162
	OTHER ASSETS IN EXCESS OF LIABILITIES – 4.4%			2,014,327
	NET ASSETS - 100.0%			$46,347,489

LLC	- Limited Liability Company

REIT	- Real Estate Investment Trust

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Variable rate security; the rate shown represents the rate on March 31, 2022.

(c)	Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022 the total market value of 144A securities is $4,042,970 or 8.7% of net assets.

(e)	Interest only securities.

(f)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at March 31, 2022.

(g)	REIT – Real Estate Investment Trust.

(h)	Less than $1.

(i)	Rate disclosed is the seven day effective yield as of March 31, 2022.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2022

							AlphaCentric
			AlphaCentric		AlphaCentric		Symmetry Strategy
	AlphaCentric Income		Premium		Robotics and		Fund
	Opportunities Fund		Opportunity Fund		Automation Fund		(Consolidated)
ASSETS
Investment securities:
Investments, at cost	$1,802,477,894		$149,542,709		$42,697,291		$25,846,507
Investments, at value (including collateral for loaned securities)	$2,464,334,450		$149,607,742		$45,470,083		$26,227,376
Cash & Cash Equivalents	—		16,246,000		952,552		6,516,587
Deposit with brokers for futures and swaps	—		10,201,123		—		843,577
Receivable for securities sold	11,025,087		—		—		—
Receivable for Fund shares sold	2,472,294		103,073		7,704		33,000
Dividends and interest receivable	952,118		9,301		96,954		25,095
Unrealized appreciation on open futures contracts	—		3,073,770		—		1,966,041
Prepaid expenses and other assets	157,222		61,526		25,016		1,032
TOTAL ASSETS	2,478,941,171		179,302,535		46,552,309		35,612,708

LIABILITIES
Options Written (Proceeds $748,275)	—		649,525		—		—
Foreign Currency held at brokers for futures and swaps (Cost $183,132)	—		—		—		204,920
Payable upon return of line of credit	30,564,000		—		—		—
Payable upon return of securities loaned	—		—		7,094,581		—
Due to Custodian	20,054		—		—		—
Unrealized depreciation on open futures contracts	—		297,713		—		230,706
Payable for Fund shares repurchased	8,431,798		547,677		16,740		—
Management fees payable	2,813,554		244,686		19,439		22,943
Distribution (12b-1) fees payable	107,359		1,237		3,229		17
Fees payable to other related parties	37,517		16,030		4,897		1,023
Administration fees payable	50,014		6,164		2,298		5,727
Accrued expenses and other liabilities	642,480		15,002		11,398		29,785
TOTAL LIABILITIES	42,666,776		1,778,034		7,152,582		495,121
NET ASSETS	$2,436,274,395		$177,524,501		$39,399,727		$35,117,587

Composition of Net Assets:
Paid in capital	$2,329,237,965		$181,636,632		$35,229,776		$32,121,902
Accumulated income (loss)	107,036,430		(4,112,131)		4,169,951		2,995,685
NET ASSETS	$2,436,274,395		$177,524,501		$39,399,727		$35,117,587

Net Asset Value Per Share:
Class A Shares (IOFAX, HMXAX, GNXAX, SYMAX):
Net Assets	$146,191,721		$6,186,686		$5,852,762		$210,954
Shares of beneficial interest outstanding (a)	12,735,056		246,052		418,489		16,536
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.48		$25.14		$13.99	(d)	$12.76

Maximum offering price per share	$12.05	(c)	$26.67	(b)	$14.84	(b)(d)	$13.54	(b)

Class C Shares (IOFCX, HMXCX, GNXCX, SYMCX):
Net Assets	$100,793,827		$3,651,576		$1,258,078		$9,120
Shares of beneficial interest outstanding (a)	8,817,277		150,668		93,433		722
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$11.43		$24.24	(d)	$13.47	(d)	$12.63

Class I Shares (IOFIX, HMXIX, GNXIX, SYMIX):
Net Assets	$2,189,288,847		$167,686,239		$32,288,887		$34,897,513
Shares of beneficial interest outstanding (a)	190,482,163		6,531,743		2,278,155		2,737,051
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$11.49		$25.67		$14.17		$12.75

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on March 31, 2022 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2022

	AlphaCentric		AlphaCentric		AlphaCentric
	LifeSci Healthcare		SWBC Municipal		Strategic Income
	Fund		Opportunities Fund		Fund
ASSETS
Investment securities:
Investments, at cost	$33,791,389		$8,668,139		$43,490,772
Investments, at value	$30,319,585		$8,146,846		$44,333,162
Cash & Cash Equivalents	1,562,623		966,323		2,119,803
Foreign currency (Cost $35,207)	34,843		—		—
Deposit with brokers for futures and swaps	—		544,009		—
Receivable for securities sold	36,657		187,125		—
Receivable for Fund shares sold	19,511		—		627,377
Dividends and interest receivable	17,096		77,632		294,578
Amount due from Manager	—		10,071		—
Unrealized appreciation on open futures contracts	—		73,688		—
Prepaid expenses and other assets	35,768		14,986		54,669
TOTAL ASSETS	32,026,083		10,020,680		47,429,589

LIABILITIES
Upfront payable due on swap	—		82,111		—
Payable for investments purchased	355,119		1,007,391		1,031,425
Unrealized depreciation on swap contracts	—		20,486		—
Payable for Fund shares repurchased	40,180		—		—
Management fees payable	13,411		—		35,106
Fees payable to other related parties	1,075		932		2,856
Administration fees payable	2,884		2,497		3,668
Accrued expenses and other liabilities	13,356		12,595		9,045
TOTAL LIABILITIES	426,025		1,126,012		1,082,100
NET ASSETS	$31,600,058		$8,894,668		$46,347,489

Composition of Net Assets:
Paid in capital	$35,374,997		$10,187,134		$45,505,099
Accumulated loss	(3,774,939)		(1,292,466)		842,390
NET ASSETS	$31,600,058		$8,894,668		$46,347,489

Net Asset Value Per Share:
Class A Shares (LYFAX,MUNAX,SIIAX):
Net Assets	$1,815,309		$2,169,782		$246,061
Shares of beneficial interest outstanding (a)	135,648		232,073		13,929
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$13.38		$9.35	(d)	$17.67

Maximum offering price per share	$14.20	(b)	$9.82	(c)(d)	$18.55	(c)

Class C Shares (LYFCX,MUNCX,SIICX):
Net Assets	$301,547		$472,756		$562,765
Shares of beneficial interest outstanding (a)	22,647		50,538		31,902
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$13.31		$9.35		$17.64

Class I Shares (LYFIX,MUNIX, SIIIX):
Net Assets	$29,483,202		$6,252,130		$45,538,663
Shares of beneficial interest outstanding (a)	2,197,356		668,264		2,574,507
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$13.42		$9.36		$17.69

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) shown above differs from the traded NAV on March 31, 2022 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2022

		AlphaCentric		AlphaCentric
		Premium	AlphaCentric	Symmetry Strategy
	AlphaCentric Income	Opportunity	Robotics and	Fund
	Opportunities Fund	Fund	Automation Fund	(Consolidated)
INVESTMENT INCOME
Dividends (ARAF and ASSF: Net of tax witholding of $31,490 and $29,194, respectively)	$2,236,667	$—	$250,709	$521,137
Interest	109,636,393	45,860	121	5,679
Securities lending income	—	—	115,156	—
TOTAL INVESTMENT INCOME	111,873,060	45,860	365,986	526,816

EXPENSES
Management fees	58,920,012	2,951,468	570,590	552,415
Distribution (12b-1) fees:
Class A	571,285	19,027	18,167	189
Class C	1,154,565	38,417	14,074	11
Shareholder servicing fees	3,142,401	157,543	50,464	5,528
Administrative fees	1,456,020	85,979	32,339	56,241
MFund service fees	926,386	55,583	18,680	13,121
Legal fees	659,750	12,623	18,732	20,243
Printing and postage expenses	478,384	14,449	2,465	926
Line of credit fees	347,888	—	—	—
Custodian fees	210,348	9,571	17,325	75,291
Registration fees	200,454	49,964	50,001	7,001
Insurance expense	120,000	2,993	1,499	1,003
Compliance officer fees	114,561	11,107	13,203	10,193
Audit fees	51,129	15,647	17,008	15,990
Trustees fees and expenses	15,967	16,236	16,136	14,989
Interest expense	—	7,637	—	10,727
Other expenses	133,112	7,593	2,900	3,552
TOTAL EXPENSES	68,502,262	3,455,837	843,583	787,420

Less: Fees waived by the Manager	(7,341,886)	(30,209)	(170,674)	(132,579)
NET EXPENSES	61,160,376	3,425,628	672,909	654,841

NET INVESTMENT INCOME (LOSS)	50,712,684	(3,379,768)	(306,923)	(128,025)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	160,502,870	1,594,033	4,700,463	5,222,724
Investments, affiliated companies	—	63,909	—	—
Foreign Currencies Translation	—	—	(10,054)	(37,588)
Futures Contracts	—	(2,649,587)	—	2,306,809
Swap Contracts	—	—	—	23,924
Options Written	—	3,355,516	—	—
	160,502,870	2,363,871	4,690,409	7,515,869
Net change in unrealized appreciation (depreciation) on:
Investments	(15,874,100)	378,549	(11,178,089)	(4,595,263)
Investments, affiliated companies	—	(45,801)	—	—
Foreign Currencies Translation	—	—	(1,067)	24,666
Futures Contracts	—	2,274,986	—	1,357,580
Options Written	—	(354,492)	—	—
Swap Contracts	—	—	—	3,804
	(15,874,100)	2,253,242	(11,179,156)	(3,209,213)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	144,628,770	4,617,113	(6,488,747)	4,306,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,341,454	$1,237,345	$(6,795,670)	$4,178,631

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year or Period Ended March 31, 2022

		AlphaCentric
	AlphaCentric	SWBC Municipal	AlphaCentric
	LifeSci Healthcare	Opportunities	Strategic Income
	Fund	Fund	Fund *
INVESTMENT INCOME
Dividends (ALHF and ASIF: Net of tax witholding of $871 and $185, respectively)	$64,334	$176,339	$537,586
Interest	100	90,102	256,942
TOTAL INVESTMENT INCOME	64,434	266,441	794,528

EXPENSES
Management fees	409,661	62,406	315,985
Distribution (12b-1) fees:
Class A	3,947	3,384	85
Class C	3,118	3,729	1,436
Registration fees	49,894	18,225	8,376
Administrative fees	30,440	27,363	23,489
Shareholder servicing fees	29,635	5,719	3,725
Trustees fees and expenses	14,976	16,844	10,329
Legal fees	16,535	14,981	32,653
Custodian fees	13,929	5,034	3,169
Audit fees	13,505	16,016	13,357
MFund service fees	12,818	6,858	10,936
Compliance officer fees	12,475	8,710	9,955
Line of Credit fees	140	2,071	—
Printing and postage expenses	997	757	11,267
Insurance expense	499	7	988
Broker expense	—	—	—
Other expenses	4,902	1,828	5,166
TOTAL EXPENSES	617,471	193,932	450,916
Less: Fees waived/reimbursed by the Manager	(148,768)	(106,430)	(132,356)
NET EXPENSES	468,703	87,502	318,560

NET INVESTMENT INCOME (LOSS)	(404,269)	178,939	475,968

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	2,448,141	(786,245)	649,744
Futures Contracts	—	72,845	—
Swap Contracts	—	(13,466)	—
	2,448,141	(726,866)	649,744
Net change in unrealized appreciation (depreciation) on:
Investments	(3,581,302)	(532,609)	(1,527,950)
Futures Contracts	—	73,563	—
Foreign Currency Translations	(263)	—	—
Swap Contracts	—	(21,000)	—
	(3,581,565)	(480,046)	(1,527,950)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(1,133,424)	(1,206,912)	(878,206)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,537,693)	$(1,027,973)	$(402,238)

*	AlphaCentric Strategic Income Fund commenced operations as a series of Mutual Fund Series Trust on May 28, 2021.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
FROM OPERATIONS
Net investment income	$50,712,684	$62,165,778
Net realized gain (loss) from investments	160,502,870	(16,665,371)
Net change in unrealized appreciation (depreciation) on investments	(15,874,100)	1,036,541,592
Net increase in net assets resulting from operations	195,341,454	1,082,041,999

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A (IOFAX)	(3,782,235)	(4,811,480)
Class C (IOFCX)	(1,474,662)	(2,260,136)
Class I (IOFIX)	(63,332,083)	(75,109,590)
From net investment income:
Class A (IOFAX)	(4,804,498)	(4,383,549)
Class C (IOFCX)	(2,033,592)	(1,980,045)
Class I (IOFIX)	(79,840,006)	(56,426,733)
Total distributions to shareholders	(155,267,076)	(144,971,533)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (IOFAX)	64,473,656	135,809,630
Class C (IOFCX)	12,236,618	26,463,163
Class I (IOFIX)	1,376,077,978	2,158,726,704
Net asset value of shares issued in reinvestment of distributions:
Class A (IOFAX)	7,379,266	7,874,400
Class C (IOFCX)	3,177,323	3,769,045
Class I (IOFIX)	109,862,661	107,312,834
Payments for shares repurchased:
Class A (IOFAX)	(149,913,206)	(140,324,496)
Class C (IOFCX)	(33,584,028)	(35,721,597)
Class I (IOFIX)	(2,649,315,832)	(1,301,107,192)
Net increase (decrease) in net assets from shares of beneficial interest	(1,259,605,564)	962,802,491

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,219,531,186)	1,899,872,957

NET ASSETS
Beginning of Year	3,655,805,581	1,755,932,624
End of Year	$2,436,274,395	$3,655,805,581

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
SHARE ACTIVITY
Class A (IOFAX):
Shares Sold	5,423,079	13,500,003
Shares Reinvested	621,141	763,453
Shares Repurchased	(12,610,894)	(13,681,964)
Net increase (decrease) in shares of beneficial interest outstanding	(6,566,674)	581,492

Class C (IOFCX):
Shares Sold	1,029,781	2,662,613
Shares Reinvested	268,738	367,500
Shares Repurchased	(2,835,895)	(3,474,388)
Net decrease in shares of beneficial interest outstanding	(1,537,376)	(444,275)

Class I (IOFIX):
Shares Sold	115,474,277	218,355,088
Shares Reinvested	9,231,089	10,307,340
Shares Repurchased	(222,183,374)	(126,360,184)
Net increase (decrease) in shares of beneficial interest outstanding	(97,478,008)	102,302,244

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
FROM OPERATIONS
Net investment loss	$(3,379,768)	$(1,339,632)
Net realized gain from investments, options contracts, foreign currency
translations, shorts and futures	2,363,871	8,663,015
Net change in unrealized appreciation on investments, options contracts, foreign currency translations, shorts and futures	2,253,242	367,851
Net increase in net assets resulting from operations	1,237,345	7,691,234

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (HMXAX)	(420,303)	(97,871)
Class C (HMXCX)	(219,715)	(43,692)
Class I (HMXIX)	(9,230,648)	(1,669,508)
Total distributions to shareholders	(9,870,666)	(1,811,071)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (HMXAX)	7,524,097	6,023,382
Class C (HMXCX)	2,727,243	1,989,422
Class I (HMXIX)	167,873,434	103,273,895
Net asset value of shares issued in reinvestment of distributions:
Class A (HMXAX)	376,537	91,049
Class C (HMXCX)	188,104	36,788
Class I (HMXIX)	7,988,900	1,212,465
Payments for shares repurchased:
Class A (HMXAX)	(7,801,947)	(1,699,014)
Class C (HMXCX)	(1,153,336)	(189,256)
Class I (HMXIX)	(93,589,369)	(43,273,227)
Net increase in net assets from shares of beneficial interest	84,133,663	67,465,504

TOTAL INCREASE IN NET ASSETS	75,500,342	73,345,667

NET ASSETS
Beginning of Year	102,024,159	28,678,492
End of Year	$177,524,501	$102,024,159

SHARE ACTIVITY
Class A (HMXAX):
Shares Sold	287,417	240,502
Shares Reinvested	14,640	3,616
Shares Repurchased	(306,216)	(68,373)
Net increase (decrease) in shares of beneficial interest outstanding	(4,159)	175,745

Class C (HMXCX):
Shares Sold	107,345	81,682
Shares Reinvested	7,573	1,499
Shares Repurchased	(47,085)	(7,598)
Net increase in shares of beneficial interest outstanding	67,833	75,583

Class I (HMXIX):
Shares Sold	6,270,536	4,061,013
Shares Reinvested	304,455	47,343
Shares Repurchased	(3,604,643)	(1,688,841)
Net increase in shares of beneficial interest outstanding	2,970,348	2,419,515

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
FROM OPERATIONS
Net investment loss	$(306,923)	$(283,493)
Net realized gain from investments and foreign currency translations	4,690,409	3,356,233
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(11,179,156)	15,877,332
Net increase (decrease) in net assets resulting from operations	(6,795,670)	18,950,072

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (GNXAX)	(309,155)	—
Class C (GNXCX)	(65,619)	—
Class I (GNXIX)	(1,624,050)	—
Total distributions to shareholders	(1,998,824)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (GNXAX)	1,312,845	2,289,818
Class C (GNXCX)	330,877	287,982
Class I (GNXIX)	11,826,632	8,520,120
Net asset value of shares issued in reinvestment of distributions:
Class A (GNXAX)	284,881	—
Class C (GNXCX)	63,879	—
Class I (GNXIX)	1,381,459	—
Payments for shares repurchased:
Class A (GNXAX)	(2,202,005)	(2,570,351)
Class C (GNXCX)	(103,439)	(473,274)
Class I (GNXIX)	(8,508,309)	(9,127,131)
Net increase (decrease) in net assets from shares of beneficial interest	4,386,820	(1,072,836)

TOTAL INCREASE IN NET ASSETS	(4,407,674)	17,877,236

NET ASSETS
Beginning of Year	43,807,401	25,930,165
End of Year	$39,399,727	$43,807,401

SHARE ACTIVITY
Class A (GNXAX):
Shares Sold	77,762	152,217
Shares Reinvested	17,049	—
Shares Repurchased	(133,382)	(184,221)
Net decrease in shares of beneficial interest outstanding	(38,571)	(32,004)

Class C (GNXCX):
Shares Sold	19,948	18,035
Shares Reinvested	3,960	—
Shares Repurchased	(6,410)	(29,917)
Net increase (decrease) in shares of beneficial interest outstanding	17,498	(11,882)

Class I (GNXIX):
Shares Sold	684,024	540,704
Shares Reinvested	81,598	—
Shares Repurchased	(504,240)	(624,551)
Net increase (decrease) in shares of beneficial interest outstanding	261,382	(83,847)

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
FROM OPERATIONS
Net investment loss	$(128,025)	$(64,286)
Net realized gain (loss) from investments, futures, swaps and foreign
currencies translation	7,515,869	(289,256)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and swap contracts	(3,209,213)	6,282,865
Net increase in net assets resulting from operations	4,178,631	5,929,323

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (SYMAX)	(360)	(12)
Class C (SYMCX)	—	(8)
Class I (SYMIX)	(82,940)	(562,874)
Total distributions to shareholders	(83,300)	(562,894)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SYMAX)	199,062	—
Class C (SYMCX)	8,000	—
Class I (SYMIX)	1,991,981	250,689
Net asset value of shares issued in reinvestment of distributions:
Class A (SYMAX)	358	—
Class I (SYMIX)	78,431	558,926
Payments for shares repurchased:
Class I (SYMIX)	(7,876,787)	(401,921)
Net increase (decrease) in net assets from shares of beneficial interest	(5,598,955)	407,694

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,503,624)	5,774,123

NET ASSETS
Beginning of Year	36,621,211	30,847,088
End of Year	$35,117,587	$36,621,211

SHARE ACTIVITY
Class A (SYMAX):
Shares Sold	16,417	—
Shares Reinvested	30	—
Net increase in shares of beneficial interest outstanding	16,447	—

Class C (SYMCX):
Shares Sold	633	—
Net increase in shares of beneficial interest outstanding	633	—

Class I (SYMIX):
Shares Sold	167,122	22,897
Shares Reinvested	6,608	54,107
Shares Repurchased	(638,514)	(39,476)
Net increase (decrease) in shares of beneficial interest outstanding	(464,784)	37,528

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
FROM OPERATIONS
Net investment loss	$(404,269)	$(87,428)
Net realized gain from investments	2,448,141	2,166,243
Net change in unrealized appreciation (depreciation) on investments	(3,581,565)	85,897
Net increase (decrease) in net assets resulting from operations	(1,537,693)	2,164,712

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (LYFAX)	(196,257)	(14,140)
Class C (LYFCX)	(28,628)	(1,123)
Class I (LYFIX)	(3,806,307)	(289,145)
Total distributions to shareholders	(4,031,192)	(304,408)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (LYFAX)	1,192,922	1,186,599
Class C (LYFCX)	239,841	213,067
Class I (LYFIX)	23,341,758	24,365,607
Net asset value of shares issued in reinvestment of distributions:
Class A (LYFAX)	148,921	14,140
Class C (LYFCX)	28,628	1,123
Class I (LYFIX)	3,316,270	239,450
Payments for shares repurchased:
Class A (LYFAX)	(604,108)	(312)
Class C (LYFCX)	(140,652)	—
Class I (LYFIX)	(18,274,074)	(1,561,343)
Net increase in net assets from shares of beneficial interest	9,249,506	24,458,331

TOTAL INCREASE IN NET ASSETS	3,680,621	26,318,635

NET ASSETS
Beginning of Year	27,919,437	1,600,802
End of Year	$31,600,058	$27,919,437

SHARE ACTIVITY
Class A (LYFAX):
Shares Sold	82,652	82,623
Shares Reinvested	11,810	930
Shares Repurchased	(42,348)	(20)
Net increase in shares of beneficial interest outstanding	52,114	83,533

Class C (LYFCX):
Shares Sold	16,524	13,803
Shares Reinvested	2,276	74
Shares Repurchased	(10,031)	—
Net increase in shares of beneficial interest outstanding	8,769	13,877

Class I (LYFIX):
Shares Sold	1,567,650	1,610,573
Shares Reinvested	262,363	15,733
Shares Repurchased	(1,325,795)	(100,830)
Net increase in shares of beneficial interest outstanding	504,218	1,525,476

See accompanying notes to consolidated financial statements.

AlphaCentric SWBC Municipal Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
FROM OPERATIONS
Net investment income	$178,939	$15,992
Net realized gain (loss) from investments, futures and swaps	(726,866)	1,866
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(480,046)	31,560
Net increase (decrease) in net assets resulting from operations	(1,027,973)	49,418

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (MUNAX)	(45,088)	(1,041)
Class C (MUNCX)	(10,080)	(351)
Class I (MUNIX)	(165,815)	(14,859)
Total distributions to shareholders	(220,983)	(16,251)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (MUNAX)	2,147,116	317,500
Class C (MUNCX)	306,350	220,000
Class I (MUNIX)	9,631,830	882,307
Net asset value of shares issued in reinvestment of distributions:
Class A (MUNAX)	42,041	1,041
Class C (MUNCX)	8,359	351
Class I (MUNIX)	118,184	7,792
Payments for shares repurchased:
Class A (MUNAX)	(51,061)	(32,271)
Class I (MUNIX)	(3,677,873)	(206,677)
Net increase in net assets from shares of beneficial interest	8,524,946	1,190,043

TOTAL INCREASE IN NET ASSETS	7,275,990	1,223,210

NET ASSETS
Beginning of Year	1,618,678	395,468
End of Year	$8,894,668	$1,618,678

SHARE ACTIVITY
Class A (MUNAX):
Shares Sold	204,648	29,956
Shares Reinvested	4,093	98
Shares Repurchased	(4,808)	(3,119)
Net increase in shares of beneficial interest outstanding	203,933	26,935

Class C (MUNCX):
Shares Sold	28,966	20,735
Shares Reinvested	803	33
Net increase in shares of beneficial interest outstanding	29,769	20,768

Class I (MUNIX):
Shares Sold	920,927	84,039
Shares Reinvested	11,488	751
Shares Repurchased	(367,285)	(19,898)
Net increase in shares of beneficial interest outstanding	565,130	64,892

See accompanying notes to consolidated financial statements.

AlphaCentric Strategic Income Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2022 *
FROM OPERATIONS
Net investment income	$475,968
Net realized gain from investments	649,744
Net change in unrealized appreciation on investments	(1,527,950)
Net increase in net assets resulting from operations	(402,238)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A (SIIAX)	(867)
Class C (SIICX)	(1,510)
Class I (SIIIX)	(164, 401)
Total distributions paid:
Class A (SIIAX)	(2,139)
Class C (SIICX)	(7,083)
Class I (SIIIX)	(1,149,038)
Total distributions to shareholders	(1,325,038)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SIIAX)	299,840
Class C (SIICX)	572,300
Class I (SIIIX)	50,299,941
Net asset value of shares issued in reinvestment of distributions:
Class A (SIIAX)	3,006
Class C (SIICX)	7,997
Class I (SIIIX)	1,067,474
Payments for shares repurchased:
Class A (SIIAX)	(49,111)
Class C (SIICX)	(176)
Class I (SIIIX)	(4,126,506)
Net increase in net assets from shares of beneficial interest	48,074,765

TOTAL INCREASE IN NET ASSETS	46,347,489

NET ASSETS
Beginning of Period	—
End of Period	$46,347,489

SHARE ACTIVITY
Class A (SIIAX):
Shares Sold	16,470
Shares Reinvested	167
Shares Repurchased	(2,708)
Net increase in shares of beneficial interest outstanding	13,929

Class C (SIICX):
Shares Sold	31,471
Shares Reinvested	441
Shares Repurchased	(10)
Net increase in shares of beneficial interest outstanding	31,902

Class I (SIIIX):
Shares Sold	2,741,560
Shares Reinvested	58,365
Shares Repurchased	(225,418)
Net increase in shares of beneficial interest outstanding	2,574,507

*	AlphaCentric Strategic Income Fund Class A, Class C and Class I commenced operations on May 28, 2021.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class A (IOFAX)	2022		2021		2020		2019		2018
Net asset value, beginning of year	$11.50		$8.15		$12.28		$12.23		$11.46
Activity from investment operations:
Net investment income (1)	0.13		0.19		0.46		0.56		0.58
Net realized and unrealized gain (loss) on investments	0.30		3.62		(4.02)		0.08		0.76
Total from investment operations	0.43		3.81		(3.56)		0.64		1.34

Less distributions from:
Net investment income	(0.26)		(0.21)		(0.48)		(0.57)		(0.57)
Return of capital	(0.19)		(0.25)		(0.09)		(0.02)		—
Total distributions	(0.45)		(0.46)		(0.57)		(0.59)		(0.57)

Net asset value, end of year	$11.48		$11.50		$8.15		$12.28		$12.23

Total return (2)(5)	3.68%		47.64%		(30.45)%		5.31%		11.91%

Net assets, at end of year (000s)	$146,192		$221,961		$152,646		$334,481		$293,712
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.95	% (11)	1.97	% (10)	1.93	% (9)	1.92	% (8)	1.97	% (7)
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.76	% (11)	1.75	% (10)	1.75	% (9)	1.75	% (8)	1.77	% (7)
Ratio of net investment income to average net assets (4)(6)	1.09%		1.83%		3.67%		4.56%		4.79%
Portfolio Turnover Rate (5)	14%		3%		54%		33%		31%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(8)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(9)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(10)	Includes 0.01% for the year ended March 31, 2021 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

(11)	Includes 0.02% for the year ended March 31, 2022 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class C (IOFCX)	2022		2021		2020		2019		2018
Net asset value, beginning of year	$11.45		$8.12		$12.24		$12.20		$11.43
Activity from investment operations:
Net investment income (1)	0.04		0.11		0.37		0.47		0.49
Net realized and unrealized gain (loss) on investments	0.30		3.61		(4.01)		0.07		0.77
Total from investment operations	0.34		3.72		(3.64)		0.54		1.26

Less distributions from:
Net investment income	(0.21)		(0.14)		(0.41)		(0.48)		(0.49)
Return of capital	(0.15)		(0.25)		(0.07)		(0.02)		—
Total distributions	(0.36)		(0.39)		(0.48)		(0.50)		(0.49)
Net asset value, end of year	$11.43		$11.45		$8.12		$12.24		$12.20

Total return (2)(5)	2.92%		46.47%		(30.98)%		4.50%		11.17	% (7)

Net assets, at end of year (000s)	$100,794		$118,599		$87,724		$98,682		$56,959

Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	2.71	% (12)	2.72	% (11)	2.68	%(10)	2.68	% (9)	2.72	% (8)
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	2.51	% (12)	2.50	% (11)	2.50	%(10)	2.50	% (9)	2.52	% (8)
Ratio of net investment income to average net assets (4)(6)	0.34%		1.08%		2.95%		3.80%		4.05%
Portfolio Turnover Rate (5)	14%		3%		54%		33%		31%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(9)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(10)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2021 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

(12)	Includes 0.02% for the year ended March 31, 2022 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class I (IOFIX)	2022		2021		2020		2019		2018
Net asset value, beginning of year	$11.51		$8.16		$12.30		$12.25		$11.47
Activity from investment operations:
Net investment income (1)	0.16		0.22		0.50		0.59		0.62
Net realized and unrealized gain (loss) on investments	0.30		3.63		(4.03)		0.08		0.76
Total from investment operations	0.46		3.85		(3.53)		0.67		1.38

Less distributions from:
Net investment income	(0.28)		(0.23)		(0.52)		(0.60)		(0.60)
Return of capital	(0.20)		(0.27)		(0.09)		(0.02)		—
Total distributions	(0.48)		(0.50)		(0.61)		(0.62)		(0.60)

Net asset value, end of year	$11.49		$11.51		$8.16		$12.30		$12.25

Total return (2)(5)	3.93%		47.94%		(30.29)%		5.56%		12.25	% (7)

Net assets, at end of year (000s)	$2,189,289		$3,315,245		$1,515,562		$2,169,166		$1,352,105

Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.70	% (12)	1.72	% (11)	1.68	%(10)	1.68	% (9)	1.72	% (8)
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.51	% (12)	1.50	% (11)	1.50	% (10)	1.50	% (9)	1.52	% (8)
Ratio of net investment income to average net assets (4)(6)	1.34%		2.07%		3.91%		4.80%		5.06%
Portfolio Turnover Rate (5)	14%		3%		54%		33%		31%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(9)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(10) Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2021 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

(12)	Includes 0.02% for the year ended March 31, 2022 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class A (HMXAX)	2022	2021		2020		2019		2018
Net asset value, beginning of year	$25.80	$23.12		$18.70		$16.26		$18.54
Activity from investment operations:
Net investment loss (1)	(0.58)	(0.53)		(0.06)		(0.10)		(0.28)
Net realized and unrealized gain (loss) on investments	1.19	3.79		4.48		2.54		(1.44)
Total from investment operations	0.61	3.26		4.42		2.44		(1.72)

Less distributions from:
Net realized gains	(1.27)	(0.58)		—		—		(0.56)
Total distributions	(1.27)	(0.58)		—		—		(0.56)
Net asset value, end of year	$25.14	$25.80		$23.12		$18.70		$16.26

Total return (2)(5)	2.24%	14.17%		23.64%		15.01%		(9.68	)% (7)(8)

Net assets, at end of year (000s)	$6,187	$6,455		$1,722		$1,604		$3,073
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	2.25%	2.31	% (12)	3.19	% (11)	3.47	% (10)	3.07	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	2.24%	2.25	% (12)	2.33	% (11)	2.32	% (10)	2.60	% (9)
Ratio of net investment loss to average net assets (4)	(2.22)%	(2.11	)% (12)	(0.31	)% (11)	(0.61	)% (10)	(1.54	)% (9)
Portfolio Turnover Rate (5)(6)	0%	9%		0%		54%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(7)	Includes increase from payments made by affiliated parties of 0.22% for the A shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.90)% for the A shares for March 31, 2018.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Includes 0.36% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.08% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes 0.09% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class C (HMXCX)	2022	2021		2020		2019		2018
Net asset value, beginning of year	$25.10	$22.68		$18.38		$16.10		$18.49
Activity from investment operations:
Net investment loss (1)	(0.75)	(0.71)		(0.25)		(0.23)		(0.42)
Net realized and unrealized gain (loss) on investments	1.16	3.71		4.55		2.51		(1.41)
Total from investment operations	0.41	3.00		4.30		2.28		(1.83)

Less distributions from:
Net realized gains	(1.27)	(0.58)		—		—		(0.56)
Total distributions	(1.27)	(0.58)		—		—		(0.56)
Net asset value, end of year	$24.24	$25.10		$22.68		$18.38		$16.10

Total return (2)(5)	1.50%	13.29%		23.40%		14.16%		(10.30	)% (7)(8)

Net assets, at end of year (000s)	$3,652	$2,079		$164		$62		$191
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	3.00%	3.06	% (12)	3.94	% (11)	4.23	% (10)	3.80	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	2.99%	3.00	% (12)	3.04	% (11)	3.06	% (10)	3.34	% (9)
Ratio of net investment loss to average net assets (4)	(2.97)%	(2.88	)% (12)	(1.23	)% (11)	(1.37	)% (10)	(2.29	)% (9)
Portfolio Turnover Rate (5)(6)	0%	9%		0%		54%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(7)	Includes increase from payments made by affiliated parties of 0.22% for the C shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (10.52)% for the C shares for March 31, 2018.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Includes 0.35% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.07% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes 0.05% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class I (HMXIX)	2022	2021		2020		2019		2018
Net asset value, beginning of year	$26.25	$23.46		$18.93		$16.42		$18.57
Activity from investment operations:
Net investment loss (1)	(0.52)	(0.48)		(0.03)		(0.05)		(0.28)
Net realized and unrealized gain (loss) on investments	1.21	3.85		4.56		2.56		(1.31)
Total from investment operations	0.69	3.37		4.53		2.51		(1.59)

Less distributions from:
Net realized gains	(1.27)	(0.58)		—		—		(0.56)
Total distributions	(1.27)	(0.58)		—		—		(0.56)
Net asset value, end of year	$25.67	$26.25		$23.46		$18.93		$16.42

Total return (2)(5)	2.51%	14.43%		23.93%		15.29%		(8.94	)% (7)(8)

Net assets, at end of year (000s)	$167,686	$93,490		$26,792		$6,867		$9,433
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	2.01%	2.06	% (12)	2.94	% (11)	3.20	% (10)	2.90	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.99%	2.00	% (12)	2.05	% (11)	2.09	% (10)	2.46	% (9)
Ratio of net investment loss to average net assets (4)	(1.97)%	(1.87	)% (12)	(0.13	)% (11)	(0.32	)% (10)	(1.48	)% (9)
Portfolio Turnover Rate (5)(6)	0%	9%		0%		54%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	Annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(7)	Includes increase from payments made by affiliated parties of 0.28% for the I shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.22)% for the I shares for March 31, 2018.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Includes 0.47% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.10% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes 0.06% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	March 31,	March 31,	March 31,	March 31,		March 31,
Class A (GNXAX)	2022	2021	2020	2019		2018 (1)
Net asset value, beginning of period	$17.06	$9.63	$11.46	$12.50		$10.00
Activity from investment operations:
Net investment loss (2)	(0.14)	(0.14)	(0.08)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	(2.20)	7.57	(1.75)	(0.62)		2.81
Total from investment operations	(2.34)	7.43	(1.83)	(0.72)		2.72

Less distributions from:
Net realized gains	(0.73)	—	—	(0.32)		(0.22)
Total distributions	(0.73)	—	—	(0.32)		(0.22)

Net asset value, end of period	$13.99	$17.06	$9.63	$11.46		$12.50

Total return (3)(6)	(14.41)%	77.15%	(15.97)%	(5.29)%		27.33%
Net assets, at end of period (000s)	$5,853	$7,796	$4,711	$4,450		$13,178

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.02%	2.10%	2.18%	2.41	% (7)	2.30%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%	1.65%	1.65%	1.67	% (7)	1.65%
Ratio of net investment loss to average net assets (5)	(0.85)%	(0.96)%	(0.69)%	(0.84)%		(0.85)%
Portfolio Turnover Rate (6)	73%	125%	315%	297%		178%

(1)	AlphaCentric Robotics and Automation Fund Class A commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	March 31,	March 31,	March 31,	March 31,		March 31,
Class C (GNXCX)	2022	2021	2020	2019		2018 (1)
Net asset value, beginning of period	$16.57	$9.43	$11.30	$12.43		$10.00
Activity from investment operations:
Net investment loss (2)	(0.26)	(0.24)	(0.16)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments	(2.11)	7.38	(1.71)	(0.64)		2.81
Total from investment operations	(2.37)	7.14	(1.87)	(0.81)		2.65

Less distributions from:
Net realized gains	(0.73)	—	—	(0.32)		(0.22)
Total distributions	(0.73)	—	—	(0.32)		(0.22)

Net asset value, end of period	$13.47	$16.57	$9.43	$11.30		$12.43

Total return (3)(6)	(15.03)%	75.72%	(16.55)%	(6.05)%		26.63%
Net assets, at end of period (000s)	$1,258	$1,258	$828	$767		$212

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.78%	2.85%	2.93%	3.17	% (7)	3.25%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.40%	2.40%	2.40%	2.41	% (7)	2.40%
Ratio of net investment loss to average net assets (5)	(1.61)%	(1.71)%	(1.47)%	(1.50)%		(1.57)%
Portfolio Turnover Rate (6)	73%	125%	315%	297%		178%

(1)	AlphaCentric Robotics and Automation Fund Class C commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Includes 0.01% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	March 31,	March 31,	March 31,	March 31,		March 31,
Class I (GNXIX)	2022	2021	2020	2019		2018 (1)
Net asset value, beginning of period	$17.23	$9.71	$11.52	$12.54		$10.00
Activity from investment operations:
Net investment loss (2)	(0.10)	(0.10)	(0.05)	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	(2.23)	7.62	(1.76)	(0.64)		2.80
Total from investment operations	(2.33)	7.52	(1.81)	(0.70)		2.76

Less distributions from:
Net realized gains	(0.73)	—	—	(0.32)		(0.22)
Total distributions	(0.73)	—	—	(0.32)		(0.22)

Net asset value, end of period	$14.17	$17.23	$9.71	$11.52		$12.54

Total return (3)(6)	(14.21)%	77.45%	(15.71)%	(5.11)%		27.73%
Net assets, at end of period (000s)	$32,289	$34,754	$20,392	$17,968		$14,556

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.78%	1.85%	1.93%	2.16	% (7)	2.76%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.40%	1.40%	1.40%	1.42	% (7)	1.40%
Ratio of net investment loss to average net assets (5)	(0.60)%	(0.70)%	(0.46)%	(0.53)%		(0.42)%
Portfolio Turnover Rate (6)	73%	125%	315%	297%		178%

(1)	AlphaCentric Robotics and Automation Fund Class I commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class A (SYMAX)	2022		2021		2020 (1)
Net asset value, beginning of period	$11.46		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	(0.08)		(0.04)		0.05
Net realized and unrealized gain (loss) on investments	1.40		1.89		(1.33	) (8)
Total from investment operations	1.32		1.85		(1.28)

Less distributions from:
Net investment income	(0.02)		(0.14)		(0.25)
Total distributions	(0.02)		(0.14)		(0.25)
Net asset value, end of period	$12.76		$11.46		$9.75

Total return (3)(6)	11.57%		19.11%		(11.64)%
Net assets, at end of period (000s)	$211		$1,016	(7)	$865	(7)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.38	% (11)	2.63	% (10)	2.51	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.01	% (11)	2.26	% (10)	2.25	% (9)
Ratio of net investment income (loss) to average net assets (5)	(0.54)%		(0.45)%		0.38%
Portfolio Turnover Rate (6)	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class A commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(9)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(10)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the manager.

(11)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class C (SYMCX)	2022		2021		2020 (1)
Net asset value, beginning of period	$11.42		$9.75		$11.28
Activity from investment operations:
Net investment loss (2)	(0.15)		(0.12)		(0.00	) (7)
Net realized and unrealized gain (loss) on investments	1.36		1.88		(1.33	) (9)
Total from investment operations	1.21		1.76		(1.33)

Less distributions from:
Net investment income	—		(0.09)		(0.20)
Total distributions	—		(0.09)		(0.20)
Net asset value, end of period	$12.63		$11.42		$9.75

Total return (3)(6)	10.60%		18.10%		(11.97)%
Net assets, at end of period (000s)	$9		$1,013	(8)	$864	(8)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.12	% (12)	3.37	% (11)	3.26	% (10)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.76	% (12)	3.01	% (11)	3.00	% (10)
Ratio of net investment loss to average net assets (5)	(1.29)%		(1.20)%		(0.16)%
Portfolio Turnover Rate (6)	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class C commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(10)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(11)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the manager.

(12)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class I (SYMIX)	2022		2021		2020 (1)
Net asset value, beginning of period	$11.44		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	(0.04)		(0.02)		0.07
Net realized and unrealized gain (loss) on investments	1.38		1.89		(1.33	) (7)
Total from investment operations	1.34		1.87		(1.26)

Less distributions from:
Net investment income	(0.03)		(0.18)		(0.27)
Total distributions	(0.03)		(0.18)		(0.27)
Net asset value, end of period	$12.75		$11.44		$9.75

Total return (3)(6)	11.74%		19.37%		(11.47)%
Net assets, at end of period (000s)	$34,898		$36,619		$30,845

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.12	% (10)	2.38	% (9)	2.26	% (8)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.76	% (10)	2.01	% (9)	2.00	% (8)
Ratio of net investment income (loss) to average net assets (5)	(0.29)%		(0.21)%		0.96%
Portfolio Turnover Rate (6)	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class I commenced operations on September 1, 2014 and does not include performance prior to August 8, 2019 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(8)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(9)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the manager.

(10)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class A (LYFAX)	2022		2021		2020 (1)
Net asset value, beginning of period	$15.56		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.21)		(0.19)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.32)		6.55		(0.41)
Total from investment operations	(0.53)		6.36		(0.45)

Less distributions from:
Net investment income	(0.07)		—		—
Net realized gains	(1.58)		(0.35)		—
Total distributions	(1.65)		(0.35)		—

Net asset value, end of period	$13.38		$15.56		$9.55

Total return (3)(6)	(2.74)%		66.70%		(4.50)%
Net assets, at end of period (000s)	$1,815		$1,300		$10 (7)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.11	% (9)	2.78	%(8)	24.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.66	% (9)	1.66	%(8)	1.65%
Ratio of net investment loss to average net assets (5)	(1.46)%		(1.21)%		(0.48)%
Portfolio Turnover Rate (6)	167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class A commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the manager.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class C (LYFCX)	2022		2021		2020 (1)
Net asset value, beginning of period	$15.53		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.32)		(0.32)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.32)		6.65		(0.39)
Total from investment operations	(0.64)		6.33		(0.45)

Less distributions from:
Net realized gains	(1.58)		(0.35)		—
Total distributions	(1.58)		(0.35)		—

Net asset value, end of period	$13.31		$15.53		$9.55

Total return (3)(6)	(3.54)%		66.38%		(4.50)%
Net assets, at end of period (000s)	$302		$215		$10 (7)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.86	% (9)	3.53	% (8)	25.14%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.41	% (9)	2.41	% (8)	2.40%
Ratio of net investment loss to average net assets (5)	(2.21)%		(1.96)%		(1.23)%
Portfolio Turnover Rate (6)	167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class C commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the manager.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class I (LYFIX)	2022		2021		2020 (1)
Net asset value, beginning of period	$15.59		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.18)		(0.14)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.31)		6.53		(0.44)
Total from investment operations	(0.49)		6.39		(0.45)

Less distributions from:
Net investment income	(0.10)		(0.00) (7)		—
Net realized gains	(1.58)		(0.35)		—
Total distributions	(1.68)		(0.35)		—

Net asset value, end of period	$13.42		$15.59		$9.55

Total return (3)(6)	(2.47)%		67.02%		(4.50)%

Net assets, at end of period (000s)	$29,483		$26,404		$1,601

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.86	% (9)	2.53	% (8)	24.14%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.41	% (9)	1.41	% (8)	1.40%
Ratio of net investment loss to average net assets (5)	(1.21)%		(0.96)%		(0.23)%
Portfolio Turnover Rate (6)	167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class I commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the manager.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric SWBC Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class A (MUNAX)	2022		2021	2020 (1)
Net asset value, beginning of period	$10.64		$10.00	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.29		0.21	(0.02)
Net realized and unrealized gain (loss) on investments	(1.21)		0.65	0.02 (8)
Total from investment operations	(0.92)		0.86	(0.00)

Less distributions from:
Net investment income	(0.37)		(0.22)	—
Total distributions	(0.37)		(0.22)	—

Net asset value, end of period	$9.35		$10.64	$10.00

Total return (3)(7)	(8.94)%		8.70%	0.00%
Net assets, at end of period (000s)	$2,170		$300	$12

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	3.23	% (9)	18.50%	6.29%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	1.53	% (9)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	2.70%		2.30%	(0.98)%
Portfolio Turnover Rate (7)	639%		143%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class A commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(9)	Includes 0.03% for the year ended March 31, 2022 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric SWBC Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class C (MUNCX)	2022		2021	2020 (1)
Net asset value, beginning of period	$10.65		$10.03	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.23		0.22	(0.02)
Net realized and unrealized gain (loss) on investments	(1.23)		0.62	0.05 (9)
Total from investment operations	(1.00)		0.84	0.03

Less distributions from:
Net investment income	(0.30)		(0.22)	—
Total distributions	(0.30)		(0.22)	—

Net asset value, end of period	$9.35		$10.65	$10.03

Total return (3)(7)	(9.69)%		8.47%	0.30%
Net assets, at end of period	$473		$221	$10 (8)

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	3.98	% (10)	19.25%	7.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	2.28	% (10)	2.25%	2.25%
Ratio of net investment income (loss) to average net assets (5)(6)	1.99%		1.55%	(0.81)%
Portfolio Turnover Rate (7)	639%		143%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class C commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(10)	Includes 0.03% for the year ended March 31, 2022 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric SWBC Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class I (MUNIX)	2022		2021	2020 (1)
Net asset value, beginning of period	$10.65		$10.03	$10.00
Activity from investment operations:
Net investment income (2)	0.31		0.27	0.04
Net realized and unrealized gain (loss) on investments	(1.20)		0.60	(0.01	) (8)
Total from investment operations	(0.89)		0.87	0.03

Less distributions from:
Net investment income	(0.40)		(0.25)	—
Total distributions	(0.40)		(0.25)	—

Net asset value, end of period	$9.36		$10.65	$10.03

Total return (3)(7)	(8.71)%		8.77%	0.30%
Net assets, at end of period (000s)	$6,252		$1,098	$383

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	2.98	% (9)	18.25%	6.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	1.28	% (9)	1.25%	1.25%
Ratio of net investment income to average net assets (5)(6)	2.93%		2.55%	1.64%
Portfolio Turnover Rate (7)	639%		143%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class I commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregrate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(9)	Includes 0.03% for the year ended March 31, 2022 attributed to line of credit fees and deemed extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Period Ended March 31, 2022 (1)	Class A (SIIAX)	Class C (SIICX)	Class I (SIIIX)
Net asset value, beginning of period	$18.48	$18.48	$18.48
Activity from investment operations:
Net investment income (2)	0.40	0.21	0.35
Net realized and unrealized loss on investments (9)	(0.38)	(0.31)	(0.29)
Total from investment operations	0.02	(0.10)	0.06

Less distributions from:
Net investment income	(0.55)	(0.47)	(0.56)
Net realized gains	(0.18)	(0.18)	(0.18)
Return of capital	(0.10)	(0.09)	(0.11)
Total distributions	(0.83)	(0.74)	(0.85)

Net asset value, end of period	$17.67	$17.64	$17.69

Total return (3)(7)	0.02%	(0.61)%	0.23%
Net assets, at end of period (000s)	$246	$563	$45,539

Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)(8)	2.37%	3.12%	2.12%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)(8)	1.75%	2.50%	1.50%
Ratio of net investment income to average net assets (5)(6)	2.64%	1.41%	2.25%
Portfolio Turnover Rate (7)	20%	20%	20%

(1)	The AlphaCentric Strategic Income Fund Class A and Class C commenced operations on May 28, 2021. AlphaCentric Strategic Income Fund Class I commenced operations on August 1, 2011 and does not include performance prior to May 28, 2021 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	Includes 0.01% for the period ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the manager.

(9)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

March 31, 2022

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of thirty-eight series. These financial statements include the following series: AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, AlphaCentric SWBC Municipal Opportunities Fund and AlphaCentric Strategic Income Fund. Each series is individually referred to as a “Fund” or collectively as the “Funds” throughout these financial statements. The AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, AlphaCentric SWBC Municipal Opportunities Fund and AlphaCentric Strategic Income Fund are registered as non-diversified series of the Trust. The AlphaCentric Income Opportunities Fund and AlphaCentric Premium Opportunities Fund are diversified series of the Trust. The Funds’ investment manager is AlphaCentric Advisors, LLC (the “Manager” or “AlphaCentric”).

AlphaCentric Income Opportunities Fund (“AIOF”), commenced operations on May 28, 2015. AIOF’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric Premium Opportunity Fund (“APOF"), commenced operations as a series of the Trust on September 30, 2016. The predecessor fund of APOF Class I commenced operations on August 31, 2011, as a private investment fund. APOF’s investment objective is to achieve long-term capital appreciation.

AlphaCentric Robotics and Automation Fund (“ARAF”), commenced operations on May 31, 2017. ARAF’s investment objective is long-term capital appreciation. Effective December 1, 2018, the Fund’s sub-advisor is Contego Capital Group, Inc.

AlphaCentric Symmetry Strategy Fund (“ASSF”), class A and C commenced operations on August 8, 2019, and class I commenced operations on September 1, 2014. ASSF’s investment objective is capital appreciation. The Fund’s sub-advisor is Mount Lucas Management LP.

AlphaCentric LifeSci Healthcare Fund (“ALHF”), commenced operations on November 29, 2019. ALHF’s investment objective is long-term capital appreciation. The Fund’s sub-advisor is LifeSci Fund Management LLC.

AlphaCentric SWBC Municipal Opportunities Fund (“AMOF”), formerly known as AlphaCentric Municipal Opportunities Fund, commenced operations on December 31, 2019. AMOF’s investment objective is to provide income exempt from federal income tax with capital appreciation as a secondary objective. The Fund’s sub-advisors are SWBC Investment Company (“SWBC”) LLC and Mount Lucas Management LP. Effective December 1, 2020, SWBC replaced R&C Investment Advisors, LLC as the sub-advisor to the Fund. Effective December 1, 2021, the Fund’s name changed from AlphaCentric Municipal Opportunities Fund to “AlphaCentric SWBC Municipal Opportunities Fund”.

AlphaCentric Strategic Income Fund (“ASIF”), commenced operations on May 28, 2021. ASIF’s investment objective is total return through current income and capital appreciation. The Fund’s sub-advisor is Goshen Rock Capital, LLC (“GRC”). GRC is under common control with Strategos Capital Management, LLC (“SCM”) an SEC registered investment advisor founded in 2004.

ASIF acquired all of the assets and liabilities of Strategos Deep Value Fund LP (the “Predecessor Fund”) in a tax-free reorganization on May 28, 2021. In connection with this acquisition, net assets of the Predecessor Fund were exchange for Class I shares of ASIF, so the Predecessor Fund became the Class I shares of ASIF. The net asset value of ASIF’s shares resulting from these tax-free transactions on the close of business May 28, 2021, after the reorganization, was $18.48 for Class I shares and ASIF received in-kind capital contributions of securities valued at $ 9,944,195, Cash valued at $2,160,007 and Other Net Assets/Liabilities valued at $17,036 in exchange for 655,911 Class I shares. Class A and Class C shares commenced operations on May 28, 2021. The Fund’s investment objectives, policies, restrictions and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investment received was carried forward to align ongoing reporting of ASIF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the respective Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Financial Services – Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board“) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the Manager does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value. Investments in total return swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap.

Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

In certain circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2022 for the Funds’ assets and liabilities measured at fair value:

AIOF
Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Non-Agency Residential Mortgage Backed Securities	$—	$2,464,334,450	$—	$2,464,334,450
Total	$—	$2,464,334,450	$—	$2,464,334,450

APOF
Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Short-Term Investments	$148,827,192	$—	$—	$148,827,192
Call Options Purchased	617,112	—	—	617,112
Put Options Purchased	163,438	—	—	163,438
Unrealized Appreciation on Open Long Futures Contracts	3,073,770	—	—	3,073,770
Total	$152,681,512	$—	$—	$152,681,512

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Open Long Futures Contracts	$297,713	$—	$—	$297,713
Call Options Written	546,400	—	—	546,400
Put Options Written	103,125	—	—	103,125
Total	$947,238	$—	$—	$947,238

ARAF
Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$38,375,502	$—	$—	$38,375,502
Investment Purchased as Securities Lending Collateral (b)	—	—	—	7,094,581
Total	$38,375,502	$—	$—	$45,470,083

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

ASSF
Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$8,703,140	$—	$—	$8,703,140
Exchange-Traded Funds	15,024,694	—	—	15,024,694
Unrealized Appreciation on Open Futures Contracts	1,966,041	—	—	1,966,041
U.S. Government & Agencies	—	2,499,542	—	2,499,542
Total	$25,693,875	$2,499,542	$—	$28,193,417

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Open Futures Contracts	$230,706	$—	$—	$230,706
Total	$230,706	$—	$—	$230,706

ALHF
Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$30,319,584	$—	$—	$30,319,584
Short-Term Investment	1	—	—	1
Total	$30,319,585	$—	$—	$30,319,585

AMOF
Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Closed End Funds	$359,287	$—	$—	$359,287
Exchange-Traded Funds	1,505,461	—	—	1,505,461
Municipal Bonds	—	6,282,098	—	6,282,098
Unrealized Appreciation on Open Short Futures Contracts	73,688	—	—	73,688
Total	$1,938,436	$6,282,098	$—	$8,220,534

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Swap Contract	$—	$20,486	$—	$20,486
Total	$—	$20,486	$—	$20,486

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

ASIF
Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$22,460,668	$—	$—	$22,460,668
Preferred Stocks	7,654,556	—	—	7,654,556
Asset Backed Securities	—	4,943,809	—	4,943,809
Collateralized Mortgage Obligations	—	953,249	—	953,249
Convertible Bonds	—	1,581,748	—	1,581,748
Corporate Bonds	—	3,255,572	—	3,255,572
Short-Term Investment	3,483,560	—	—	3,483,560
Total	$33,598,784	$10,734,378	$—	$44,333,162

(a)	All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by major index classification, please refer to the Schedules of Investments.

(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

+	See Schedules of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized gain or loss on futures contracts open as of March 31, 2022.

The following table summarizes a summary of changes in the AIOF’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended March 31, 2022. The AIOF did not hold any Level 3 securities at the end of the year.

Asset Backed Securities
Beginning Balance	$2,503,872
Total realized gain (loss)	(63,615)
Appreciation (Depreciation)	2,147,182
Cost of Purchases	—
Proceeds from Sales	(4,535,683)
Proceeds from Principal Paydowns	(51,756)
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$—

Forward Foreign Currency Contracts - As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Statements of Operations.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended March 31, 2022, APOF, ASSF and AMOF invested in futures contracts.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. During the year ended March 31, 2022, ASSF was invested in a credit default swap contract and realized a gain of $23,924. During the year ended March 31, 2022, AMOF was invested in a credit default swap contract with a realized loss of $13,466. For the year ended March 31, 2022, there were no other Funds invested in swap contracts.

Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked- to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended March 31, 2022, APOF invested in options.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Asset and Liabilities at March 31, 2022, was as follows:

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
APOF
	Future Contracts	Equity	Unrealized appreciation on open futures contracts	$3,073,770
	Future Contracts	Equity	Unrealized depreciation on open futures contracts	(297,713)
	Options Purchased	Equity	Investments, At Value	780,550
	Options Written	Equity	Options Written	(649,525)
			Total	$2,907,082

			Location of derivatives on Statement of Assets and Liabilities	Fair value of asset/liability
Fund	Derivative	Risk Type	(Consolidated)	derivatives
ASSF	Future Contracts	Commodity	Unrealized appreciation on open futures contracts	$1,244,339

		Currency	Unrealized appreciation on open futures contracts	$141,596
	Future Contracts	Interest	Unrealized appreciation on open futures contracts	$580,106
		Commodity	Unrealized depreciation on open futures contracts	$(171,079)
		Currency	Unrealized depreciation on open futures contracts	$(59,627)
			Total	$1,735,335

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
AMOF
	Credit Default Swap Contracts	Equity	Unrealized depreciation on swap contracts	(20,486)
				$(20,486)
	Future Contracts	Interest	Unrealized appreciation on open futures contracts	73,688
			Total	$73,688

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2022, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
APOF
	Future Contracts	Equity	Net realized gain (loss) from Futures Contracts	$(2,649,587)
	Future Contracts	Equity	Net change in unrealized appreciation (depreciation) on
			Futures Contracts	2,274,986
			Total	$(374,601)

	Options Purchased	Equity	Net realized gain (loss) from Investments	$1,594,033
	Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on
			Investments	380,038
			Total	$1,974,071

	Options Written	Equity	Net realized gain (loss) from Options Written	$3,355,516
	Options Written	Equity	Net change in unrealized appreciation (depreciation) on
			Options Written	(354,492)
			Total	$3,001,024

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives (consolidated)	gain (loss) on derivatives
ASSF
	Credit Default Swap Contracts	Equity	Net realized gain (loss) from Swap Contracts	$23,924
	Credit Default Swap Contracts	Equity	Net change in unrealized appreciation (depreciation) on
			Swap Contracts	3,804
			Total	$27,728
	Future Contracts	Commodity	Net realized gain (loss) from Futures Contracts	2,534,675
		Currency	Net realized gain (loss) from Futures Contracts	298,208
		Interest	Net realized gain (loss) from Futures Contracts	(526,074)
			Total	$2,306,809
	Future Contracts	Commodity	Net change in unrealized appreciation (depreciation) on
			Futures Contracts	$1,007,182
		Currency	Net change in unrealized appreciation (depreciation) on
			Futures Contracts	36,664
		Interest	Net change in unrealized appreciation (depreciation) on
			Futures Contracts	313,733
			Total	$1,357,579

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AMOF
	Credit Default Swap Contracts	Equity	Net realized gain (loss) from Swap Contracts	$(13,466)
	Credit Default Swap Contracts	Equity	Net change in unrealized appreciation (depreciation) on
			Swap Contracts	(21,000)
			Total	$(34,466)

	Future Contracts	Interest	Net realized gain (loss) from Futures Contracts	$72,845
	Future Contracts	Interest	Net change in unrealized appreciation (depreciation) on
			Futures Contracts	73,563
			Total	$146,408

During the year ended March 31, 2022, APOF was subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2022.

				Gross Amounts of Assets and
				liabilities Presented in the Statement
				of Assets and Liabilities
	Gross
	Amounts	Gross Amounts
	Recognized in	Offset in the	Net Amounts
	the Statements	Statements of	Presented in the
	of Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received	(1)	Net Amount
Futures Contracts	$3,073,770	$—	$3,073,770	$(297,713)	$—		$2,776,057
Total	$3,073,770	$—	$3,073,770	$(297,713)	$—		$2,776,057

(1) Any over-collateralization of total financial instruments is not shown.

Liabilities:

Future Contracts	$297,713	$—	$297,713	$(297,713)	$—		$—
Total	$297,713	$—	$297,713	$(297,713)	$—		$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

During the year ended March 31, 2022, ASSF was subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2022.

				Gross Amounts of Assets and
				liabilities in the Consolidated
				Statement of Assets and Liabilities
	Amounts
	Recognized in	Gross Amounts
	the	Offset in the	Net Amounts
	Consolidated	Consolidated	Presented in the
	Statements of	Statements of	Consolidated
	Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received	(1)	Net Amount
Future Contracts	$1,966,041	$—	$1,966,041	$(230,706)	$—		$1,735,335
Total	$1,966,041	$—	$1,966,041	$(230,706)	$—		$1,735,335

Liabilities:
Future Contracts	$230,706	$—	$230,706	$(230,706)	$—		$—
Total	$230,706	$—	$230,706	$(230,706)	$—		$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

During the year ended March 31, 2022, AMOF was subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2022.

				Gross Amounts of Assets and
				liabilities Presented in the Statement
				of Assets and Liabilities
	Amounts	Gross Amounts
	Recognized in	Offset in the	Net Amounts
	the Statements	Statements of	Presented in the
	of Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received	(1)	Net Amount
Future Contracts	$73,688	$—	$73,688	$—	$—		$73,688
Total	$73,688	$—	$73,688	$—	$—		$73,688

(1) Any over-collateralization of total financial instruments is not shown.

Liabilities:
Swap Contracts	$20,486	$—	$20,486	$—	$—		$20,486
Total	$20,486	$—	$20,486	$—	$—		$20,486

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

The value of derivative instruments outstanding as of March 31, 2022 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year ended March 31, 2022, as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the APOF, ASSF and AMOF.

b) Federal Income Tax - The Funds qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

During the year and period ended March 31, 2022, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations as incurred. As of March 31, 2022, the Funds did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2019 to March 31, 2021, or expected to be taken in the Funds’ March 31, 2022 year-end tax returns.

c)       Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for APOF, ARAF, ASSF and ALHF. AIOF, AMOF and ASIF make monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)       Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)       Other - Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities utilizing the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)       Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)       Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the APOF, ARAF, ASSF, and ALHF. A maximum sales charge of 4.75% is imposed on Class A shares of AIOF, AMOF ASIF.

i)        Short Sales - The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

j)        Cash and Cash Equivalents – The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Consolidation of Subsidiaries – ACSSF Fund Limited (“ASSF-CFC”) - The Consolidated Financial Statements of ASSF include the accounts of ASSF-CFC, which is a wholly-owned and controlled foreign subsidiary. ASSF consolidates the results of subsidiaries in which ASSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, ASSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as ASSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

ASSF may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with ASSF’s investment objectives and policies.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

A summary of ASSF’s investments in ASSF-CFC is as follows:

	Inception Date	ASSF-CFC’s Net Assets	% of Net Assets at
	of ASSF-CFC	at March 31, 2022	March 31, 2022
ASSF-CFC	8/8/2019	$5,365,781	15.28%

The CFC utilizes commodity-based derivative products to facilitate ASSF’s pursuit of its investment objectives. In accordance with its investment objectives and through their exposure to the aforementioned commodity-based derivative products, ASSF may have increased or decreased exposure to one or more of the following risk factors defined below:

Taxation Risk - By investing in commodities indirectly through a CFC, ASSF obtains exposure to the commodities markets within the federal tax requirements that apply to ASSF.

For tax purposes, the CFC is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, ASSF- CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ASSF’s investment company taxable income.

(2)	INVESTMENT TRANSACTIONS

For the year and period ended March 31, 2022, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
AIOF	$521,412,430	$1,847,917,418
APOF	$8,027	$2,335,868
ARAF	$35,540,600	$31,840,939
ASSF	$47,113,801	$48,813,729
ALHF	$58,087,802	$53,024,863
AMOF	$45,204,940	$37,236,578
ASIF	$43,618,947	$4,417,794

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment manager to the Funds pursuant to the terms of the Management Agreement with the Trust. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee detailed in the table below. Such fees are computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year and period ended March 31, 2022, the table below represents management fees incurred, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Funds, have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on each Fund’s average daily net assets.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Expense Limitation

						Management Fees
	Management					Waived/ Expenses	Management Fees
Fund	Agreement	Class A	Class C	Class I	Total Advisory fee	Reimbursed	Recaptured
AIOF	1.50%	1.74%	2.49%	1.49%	$58,920,012	$7,341,886	$—
APOF	1.75%	2.24%	2.99%	1.99%	$2,951,468	$30,209	$—
ARAF	1.25%	1.65%	2.40%	1.40%	$570,590	$170,674	$—
ASSF *	1.35%	1.85%	2.60%	1.60%	$552,415	$132,579	$—
ALHF	1.25%	1.65%	2.40%	1.40%	$409,661	$148,768	$—
AMOF	1.00%	1.50%	2.25%	1.25%	$62,406	$106,430	$—
ASIF	1.50%	1.74%	2.49%	1.49%	$315,985	$132,356	$—

*	Effective August 1, 2021, the expense limitation for ASSF was reduced from 2.24%, 2.99%, and 1.99% to 1.85%, 2.60% and 1.60% for Class A, Class C and Class I shares, respectively. Effective August 1, 2021, the management agreement was reduced from 1.75% to1.35% for ASSF.

For the year and period ended March 31, 2022, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver and the limitation in effect at the time of recoupment, no later than the dates as stated below:

Fund	2023	2024	2025
AIOF	$6,274,855	$6,772,123	$7,341,886
APOF	$97,612	$40,402	$30,209
ARAF	$151,923	$165,273	$170,674
ASSF	$101,437	$119,849	$132,579
ALHF	$65,191	$97,907	$148,768
AMOF	$47,126	$105,262	$106,430
ASIF	$—	$—	$132,356

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and legal administration. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $ 50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. The base fee of $5,000 annually was eliminated effective April 1, 2022. For the year and period ended March 31, 2022, the Funds incurred such fees pursuant to the Management Services Agreement as stated below:

Management Services
Fund	Agreement Fees
AIOF	$926,386
APOF	$55,583
ARAF	$18,680
ASSF	$13,121
ALHF	$12,818
AMOF	$6,858
ASIF	$10,936

A trustee of the Trust is also the controlling member of MFund, the Manager and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust) and is not paid any fees directly by the Trust for serving in such capacities.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Trustees who are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”), are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairmen of the Trust’s Audit Committee and risk and compliance committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each trustee and officer for his or her travel and other expenses related to attendance at such meetings.

Ultimus Fund Solutions, LLC (“UFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of UFS and MFund, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The compliance fees for the year and period ended March 31, 2022 for the funds are stated below:

Fund	Compliance fees
AIOF	$114,561
APOF	$11,107
ARAF	$13,203
ASSF	$10,193
ALHF	$12,475
AMOF	$8,710
ASIF	$9,955

The Trust has adopted a Master Distribution Plan pursuant to rule 12b- 1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (“NLD”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from NLD for the sale of Class C shares.

For the year and period ended March 31, 2022, the Distributor received the following in underwriter commissions from the sale of shares of the Funds:

Underwriter
Fund	Commissions
AIOF	$118,907
APOF	$66,823
ARAF	$55,089
ASSF	$11,738
ALHF	$36,566
AMOF	$45,358
ASIF	$5,410

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

(4)	CREDIT FACILITY

AIOF has previously entered into a revolving, uncommitted $250,000,000 line of credit with U.S. Bank National Association (the “Revolving Credit Agreement”) that is set to expire on July 27, 2021. Effective July 27, 2021, AIOF amended the Revolving Credit Agreement to increase the line of credit to $300,000,000 and to extend the maturity date to January 26, 2022. Borrowings under the Revolving Credit Agreement bear an interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period April 1, 2021 through July 26, 2021, amounts outstanding to AIOF under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $250,000,000; (b) 15% of the gross market value of AIOF or (c) 33.33% of AIOF’s daily market value. For the period July 27, 2021 through January 26, 2022, amounts outstanding to AIOF under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $300,000,000; (b) 15% of the gross market value of AIOF or (c) 33.33% of AIOF’s daily market value

Effective January 26, 2022, the trust amended the Revolving Credit Agreement and entered into a new revolving, uncommitted $300,000,000 line of credit with U.S. Bank National Association (the “2022 Revolving Credit Agreement”) that applies to all of the Funds, that is set to expire on January 25, 2023. Borrowings under the 2022 Revolving Credit Agreement bear an interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period January 26, 2022 through March 31, 2022, amounts outstanding to Funds under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $300,000,000; (b) 10% of the gross market value of AMOF and or 15% gross market value of AIOF, APOF, ARAF, ASSF, ALHF and ASIF; or (c) 33.33% of Fund’s daily market value. APOF, ARAF, ASSF, and ASIF did not borrow during the year ended March 31, 2022. For the period April 1, 2021 through March 31, 2022, amounts outstanding to AIOF, ALHF and AMOF were as follows:

	Periods the line of credit	Interest	Outstanding	Average	Average	Maximum	Maximum
Fund	was drawn on:	Expense	Borrowings	Borrowings	Borrowings Rate	Borrowings	Borrowings Rate
AIOF	1/26/22-3/31/22	$ 347,888	$ 30,564,000	$ 130,437,024	2.34%	$ 300,000,000	2.50%
ALHF	2/9/22-2/14/22	140	—	451,000	2.25%	752,000	2.25%
AMOF	2/7/22-2/17/22	307	—	492,300	2.25%	1,089,000	2.25%

(5)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2022, National Financial Services LLC owned 29.4% of APOF. UBS Financial Services, Inc. owned 37.5% of the voting securities of ARAF. Hartz Capital Investments LLC owned 74.8% of ASSF. Charles Schwab & Co. Inc. owned 40.4% of ALHF. National Financial Services LLC owned 66.0% of AMOF. Wells Fargo owned 26.4% of ASIF The Trust has no knowledge as to whether all or any portion of the shares owned of record by UBS Financial Services, Inc, Hartz Capital Investments LLC, Charles Schwab & Co. Inc., National Financial Services LLC, and Wells Fargo are also owned beneficially.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the period ended March 31, 2022 (for the tax period-ended November 30, 2021 for the AlphaCentric Income Opportunities Fund and for the tax period-ended April 30, 2021 for the AlphaCentric SWBC Municipal Opportunities Fund) and March 31, 2021 was as follows:

	For the period ended March 31, 2022:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$38,064,419	$—	$68,588,979	$—	$106,653,398
AlphaCentric Premium Opportunity Fund	2,469,198	7,401,468	—	—	9,870,666
AlphaCentric Robotics and Automation Fund	—	1,998,824	—	—	1,998,824
AlphaCentric Symmetry Strategy Fund	83,300	—	—	—	83,300
AlphaCentric LifeSci Healthcare Fund	3,884,543	146,649	—	—	4,031,192
AlphaCentric SWBC Municipal Opportunities Fund	9,630	—	—	—	9,630
AlphaCentric Strategic Income Fund	848,671	309,589	166,778		1,325,038

	For the period ended March 31, 2021:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$62,790,327	$—	$82,181,206	$—	$144,971,533
AlphaCentric Premium Opportunity Fund	768,936	2,645,581	—	—	3,414,517
AlphaCentric Robotics and Automation Fund	—	—	—	—	—
AlphaCentric Symmetry Strategy Fund	562,894	—	—	—	562,894
AlphaCentric LifeSci Healthcare Fund	304,408	—	—	—	304,408
AlphaCentric SWBC Municipal Opportunities Fund	16,251	—	—	—	16,251

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The AlphaCentric Premium Opportunity Fund utilized equalization in the amount of $1,603,446 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the year ended March 31, 2021. Net investment income and net realized gains, as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of each Fund’s tax year-ended of March 31, 2022 (for the tax period-ended November 30, 2021 for the AlphaCentric Income Opportunities Fund and for the tax period-ended April 30, 2021 for the AlphaCentric SWBC Municipal Opportunities Fund), the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
AlphaCentric Income Opportunities Fund	$—	$—	$—	$—	$(678,315,051)	$—	$950,728,183	$272,413,132
AlphaCentric Premium Opportunity Fund		—	—	(4,112,131)	—	—	—	(4,112,131)
AlphaCentric Robotics and Automation Fund		—	1,538,849	(18,536)	—	—	2,649,638	4,169,951
AlphaCentric Symmetry Strategy Fund		2,819,207	—	—	(1,668,560)	1,073,260	771,778	2,995,685
AlphaCentric LifeSci Healthcare Fund		—	—	(188,995)	—	—	(3,585,944)	(3,774,939)
AlphaCentric SWBC Municipal Opportunities Fund		3,566	—	—	(56,443)	—	20,926	(31,951)
AlphaCentric Strategic Income Fund		—	—	—	—	—	842,390	842,390

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures, swap contracts and passive foreign investment companies, and the ASSF Fund’s wholly owned subsidiary.

The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains(losses) of $(144), $26,770 and $(364) for AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund and AlphaCentric LifeSci Healthcare Fund, respectively.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	997,192
AlphaCentric Robotics and Automation Fund	18,536
AlphaCentric Symmetry Strategy Fund	—
AlphaCentric LifeSci Healthcare Fund	42,740
AlphaCentric SWBC Municipal Opportunities Fund	—
AlphaCentric Strategic Income Fund	—

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	3,114,939
AlphaCentric Robotics and Automation Fund	—
AlphaCentric Symmetry Strategy Fund	—
AlphaCentric LifeSci Healthcare Fund	146,255
AlphaCentric SWBC Municipal Opportunities Fund	—
AlphaCentric Strategic Income Fund	—

At March 31, 2022, the Funds (for the tax period-ended November 30, 2021 and April 30, 2021, for the AlphaCentric Income Opportunities Fund and AlphaCentric SWBC Municipal Opportunities Fund, respectively) had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carry forwards utilized as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
AlphaCentric Income Opportunities Fund	$366,950,304	$311,364,747	$678,315,051	$—
AlphaCentric Premium Opportunity Fund	—	—	—	—
AlphaCentric Robotics and Automation Fund	—	—	—	996,852
AlphaCentric Symmetry Strategy Fund	1,668,560	—	1,668,560	5,569,355
AlphaCentric LifeSci Healthcare Fund	—	—	—	—
AlphaCentric SWBC Municipal Opportunities Fund	51,582	4,861	56,443	—
AlphaCentric Strategic Income Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses, return of capital distributions, the reclassification of Fund distributions and the ASSF’s wholly owned subsidiary, resulted in reclassifications for the Funds for the period ended March 31, 2022 (except for the AlphaCentric Income Opportunities Fund which is as of tax period-ended November 30, 2021, and for the AlphaCentric SWBC Municipal Opportunities Fund which is as of tax period-ended April 30, 2021) as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
AlphaCentric Income Opportunities Fund	$—	$—
AlphaCentric Premium Opportunity Fund	(24,186)	24,186
AlphaCentric Robotics and Automation Fund	(345,449)	345,449
AlphaCentric Symmetry Strategy Fund	(1,027,203)	1,027,203
AlphaCentric LifeSci Healthcare Fund	(4,133)	4,133
AlphaCentric SWBC Municipal Opportunities Fund	—	—
AlphaCentric Strategic Income Fund	(32,548)	32,548

(7)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Portfolio	purposes	Appreciation	Depreciation	App/Dep
AlphaCentric Income Opportunities Fund	$3,360,931,951	$1,009,814,013	$(59,085,830)	$950,728,183
AlphaCentric Premium Opportunity Fund	151,734,274	—	—	—
AlphaCentric Robotics and Automation Fund	42,820,301	6,702,415	(4,052,633)	2,649,782
AlphaCentric Symmetry Strategy Fund	27,217,703	1,736,918	(991,910)	745,008
AlphaCentric LifeSci Healthcare Fund	33,905,165	2,021,007	(5,606,587)	(3,585,580)
AlphaCentric SWBC Municipal Opportunities Fund	2,020,468	46,574	(25,648)	20,926
AlphaCentric Strategic Income Fund	43,490,772	2,644,574	(1,802,184)	842,390

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

(8)	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

APOF currently invests a significant portion of its assets in the First American Government Obligations Fund, Class U (“FGUXX”). The Fund may redeem its investment in FGUXX at any time if the Manager determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of FGUXX. The financial statements of FGUXX, including the portfolio of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2022, the Fund owns 81.44% of FGUXX.

(9)	UNDERLYING FUND RISK

The Funds in the normal course of business make investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market or failure or inability of the counterparty to a transaction to perform. See below for a detailed description of select principal risks.

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Wholly-Owned Subsidiary Risk: Each CFC is not registered under the 1940 Act and is not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and CFC, respectively, are organized, could result in the inability of each Fund and/or CFC to operate as described in the Prospectus and could negatively affect each Fund and their shareholders. Your cost of investing in a Fund will be higher because you indirectly bear the expenses of its CFC.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in high yield fixed-income securities (also known as “junk bonds”), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Swap Counterparty Credit Risk: The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges, clearinghouse, as counter party, guarantees against default.

Commodity Risk: Investing in the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Funds may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Fixed Income Risk: When the Funds invest in fixed income securities, the value of your investment in each will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to each Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures and Forwards Contract Risk: For APOF, ASSF and AMOF the successful use of futures contracts draws upon the Manager’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Derivatives Risk: APOF, ASSF and AMOF may use derivatives (including options, futures, forwards, swaps and options on futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, APOF assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls exposes it to potentially unlimited losses.

Market Risk: Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change or climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

LIBOR Risk: Changes in the level of LIBOR will affect the amount of interest payable on the LIBOR-based floating rate debt instruments, and it is impossible to predict whether LIBOR will rise or fall. A decline in the level of LIBOR would likely result in a reduction of interest collections on such debt instruments, which would have an adverse effect on the return of the Fund. Some floating rate debt instruments held by the Fund may have LIBOR floors (or minimum interest rate to which the spread or margin is added, to calculate the debt instrument’s overall interest rate), but there is no guarantee that any such LIBOR floor will fully mitigate the risk of falling LIBOR.

The UK Financial Conduct Authority (the “FCA”) and LIBOR’s administrator, ICE Benchmark Administration (the “IBA”), cased the publication of the mid-week and two month U.S. dollar LIBOR settings on December 31, 2021 and have announced that the three-, six- and twelve-month U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Not all LIBOR-based instruments have an alternative to LIBOR and there is significant uncertainty regarding the effectiveness of alternative methodologies and the potential for market instability. These matters

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past, and/or fewer debt instruments utilizing given benchmark rates as a component of interest payments. Additionally, in connection with the adoption of another benchmark as a replacement for LIBOR in a debt instrument’s documentation, the interest rate (or method for calculating the interest rate) applicable to that debt instrument may be modified to account for differences between LIBOR and the applicable replacement benchmark used to calculate the rate of interest payable in respect of that instrument, which modification may be based on industry-accepted spread adjustments or recommendations from various governmental and non-governmental bodies. The Funds cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of debt instruments with floating or fixed-to-floating rate coupons and, in turn, a material adverse impact on the value of the Funds.

Please refer to each Fund’s prospectus for a full listing of risks associated with the investments.

(10)	SECURITIES LENDING

ARAF has entered into a Securities Lending Agreement with the US Bank NA (“US Bank”). ARAF can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. The cash collateral is invested in short-term investments as noted in the ARAF’s Schedule of Investments. ARAF also continues to receive interest or dividends on the securities loaned. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the ARAF. A portion of the income generated by the investment in the ARAF’s collateral, net of any rebates paid by US Bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to ARAF.

Although risk is mitigated by the collateral, the ARAF could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Should the borrower of the securities fail financially, ARAF has the right to repurchase the securities using the collateral in the open market.

ARAF receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. ARAF held $7,094,581 as of March 31, 2022. The remaining contractual maturity of all securities lending transactions is overnight and continuous. ARAF is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by ARAF on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the ARAF’s Statement of Operations.

(11)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by the Manager. Companies which are affiliates of the Fund at September 30, 2021, are noted in the APOF’s Portfolio of Investments. Transactions during the year ended March 31, 2022, with companies which are affiliates are as follows:

	Value - Beginning			Sales	Realized	Unrealized	Dividend	Interest	LTCG	Value - End
Affiliated Holding	of Period	Shares	Purchases	Proceeds	Gain/(Loss)	Gain/(Loss)	Income	Income	Distributions	of Period
AlphaCentric Income Opportunities Fund - Class I	$2,317,760	201,369	—	$2,317,760	$63,909	$(45,801)	$—	$—	$—	$(45,801)
	$2,317,760	201,369	$—	$2,317,760	$63,909	$(45,801)	$—	$—	$—	$(45,801)

(12) LEGAL PROCEEDINGS

On July 30, 2020, an investor in the AIOF filed a putative class action in Florida state court, naming the Manager, the Trust, and others as defendants. Plaintiff alleges that AIOF misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violations of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933. The Florida action was dismissed with prejudice on September 22, 2021. On October 14, 2020, the same Plaintiff filed a nearly identical putative class action in New York state court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub- advisor Garrison Point Capital LLC. On May 20, 2021, defendants moved to dismiss the New York action for failure to allege any material misrepresentations or omissions, among other things. The defendants believe this lawsuit is meritless and intend to contest it vigorously.

(13) RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates. ASU 2020-04 is

AlphaCentric Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022.

Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f- 4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

(14) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, AlphaCentric SWBC Municipal Opportunities Fund, and AlphaCentric Strategic Income Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Mutual Fund Series Trust, as of March 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
AlphaCentric Income Opportunities Fund and AlphaCentric Premium Opportunity Fund	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, 2020, 2019, and 2018
AlphaCentric Robotics and Automation Fund	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, 2020, 2019, and for the period from May 31, 2017 (commencement of operations) through March 31, 2018
AlphaCentric Symmetry Strategy Fund*	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, and for the period from August 8, 2019 (commencement of operations) through March 31, 2020

AlphaCentric LifeSci Healthcare Fund	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, and for the period from November 29, 2019 (commencement of operations) through March 31, 2020
AlphaCentric SWBC Municipal Opportunities Fund (formerly AlphaCentric Municipal Opportunities Fund)	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, and for the period from December 31, 2019 (commencement of operations) through March 31, 2020
AlphaCentric Strategic Income Fund	For the period from May 28, 2021 (commencement of operations) through March 31, 2022

*The financial statements referred to above are Consolidated Financial Statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 3, 2022

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2022

As a shareholder of one or more of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2021	3/31/2022	Period *	3/31/2022	Period **

AlphaCentric Income Opportunities Fund – Class A	1.76%	$1,000.00	$971.50	$8.65	$1,016.16	$8.85
AlphaCentric Income Opportunities Fund – Class C	2.51%	$1,000.00	$967.70	$12.30	$1,012.43	$12.58
AlphaCentric Income Opportunities Fund – Class I	1.51%	$1,000.00	$972.70	$7.45	$1,017.38	$7.62

AlphaCentric Premium Opportunity Fund – Class A	2.24%	$1,000.00	$998.80	$11.19	$1,013.74	$11.27
AlphaCentric Premium Opportunity Fund – Class C	2.99%	$1,000.00	$995.10	$14.89	$1,010.00	$15.00
AlphaCentric Premium Opportunity Fund – Class I	1.99%	$1,000.00	$1,000.30	$9.95	$1,014.99	$10.02

AlphaCentric Robotics and Automation Fund – Class A	1.65%	$1,000.00	$856.30	$7.65	$1,016.69	$8.31
AlphaCentric Robotics and Automation Fund – Class C	2.40%	$1,000.00	$853.20	$11.11	$1,012.94	$12.06
AlphaCentric Robotics and Automation Fund – Class I	1.40%	$1,000.00	$857.40	$6.50	$1,017.93	$7.06

AlphaCentric Symmetry Strategy Fund – Class A	2.01%	$1,000.00	$1,062.80	$10.32	$1,014.93	$10.08
AlphaCentric Symmetry Strategy Fund – Class C	2.76%	$1,000.00	$1,058.70	$14.17	$1,011.17	$13.84
AlphaCentric Symmetry Strategy Fund – Class I	1.76%	$1,000.00	$1,064.30	$9.08	$1,016.14	$8.87

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
March 31, 2022

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2021	3/31/2022	Period *	3/31/2022	Period **

AlphaCentric LifeSci Healthcare Fund – Class A	1.66%	$1,000.00	$976.30	$8.18	$1,016.65	$8.35
AlphaCentric LifeSci Healthcare Fund – Class C	2.41%	$1,000.00	$972.70	$11.85	$1,012.92	$12.09
AlphaCentric LifeSci Healthcare Fund – Class I	1.41%	$1,000.00	$977.90	$6.94	$1,017.91	$7.08

AlphaCentric SWBC Municipal Opportunities Fund – Class A	1.53%	$1,000.00	$916.40	$7.30	$1,017.32	$7.68
AlphaCentric SWBC Municipal Opportunities Fund – Class C	2.28%	$1,000.00	$913.10	$10.88	$1,013.56	$11.45
AlphaCentric SWBC Municipal Opportunities Fund – Class I	1.28%	$1,000.00	$917.60	$6.13	$1,018.53	$6.46

AlphaCentric Strategic Income Fund – Class A	1.53%	$1,000.00	$981.70	$7.55	$1,017.32	$7.68
AlphaCentric Strategic Income Fund – Class C	2.28%	$1,000.00	$977.70	$11.24	$1,013.56	$11.45
AlphaCentric Strategic Income Fund – Class I	1.28%	$1,000.00	$982.70	$6.34	$1,018.53	$6.46

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 182/365 (to reflect the full half-year period).

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Consideration and Renewal of Management Agreement between the Trust and AlphaCentric Advisors, LLC with respect to the AlphaCentric Income Opportunities Fund, AlphaCentric LifeSci-Healthcare Fund, AlphaCentric SWBC Municipal Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, and AlphaCentric Symmetry Strategy Fund

In connection with a meeting held on November 15-16, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and AlphaCentric Advisors LLC (“AlphaCentric”) with respect to the AlphaCentric Income Opportunities Fund (“AlphaCentric IO”), AlphaCentric LifeSci-Healthcare Fund, (“AlphaCentric LH”), AlphaCentric SWBC Municipal Opportunities Fund (“AlphaCentric MO”), AlphaCentric Premium Opportunity Fund,(“AlphaCentric PO”), AlphaCentric Robotics and Automation Fund, (“AlphaCentric RA”), and AlphaCentric Symmetry Strategy Fund (“AlphaCentric SS”) (collectively, the “AlphaCentric Renewal Funds”)

The Board examined AlphaCentric’s responses to a series of questions regarding, among other things, its management services provided to the AlphaCentric Renewal Funds, comparative fee and expense information, and profitability from managing the AlphaCentric Renewal Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Management Agreement.

Nature, Extent and Quality of Services. The Board considered that AlphaCentric provided a continuous investment program to each AlphaCentric Renewal Fund consistent with the respective Fund’s investment objectives and policies. The Board further considered that AlphaCentric provided oversight of the sub-advisors for AlphaCentric IO, AlphaCentric LH, AlphaCentric MO, AlphaCentric RA, and AlphaCentric SS. The Board noted that with respect to AlphaCentric PO, AlphaCentric was responsible for managing the Fund on a day-to- day basis, including selection of securities. The Board discussed the fundamental and technical analysis performed by AlphaCentric and discussed its ongoing research and quantitative modeling to improve the performance of the Funds’ strategies. The Board considered the tenure and experience of the personnel managing the AlphaCentric Renewal Funds. The Board reviewed the key risks associated with managing the AlphaCentric Renewal Funds and discussed AlphaCentric’s policies to monitor such risks, including periodic reviews and post- trade reviews. The Board noted that AlphaCentric had a risk management function and employed a Chief Risk Officer in addition to a Chief Compliance Officer. The Board reviewed AlphaCentric’s best execution policies, noting that for sub-advised funds, broker selection was delegated to the respective sub- advisor. After further discussion, the Board concluded that AlphaCentric had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by AlphaCentric to each AlphaCentric Renewal Fund were satisfactory. The Board determined that

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

AlphaCentric had the resources to continue providing high quality service to each AlphaCentric Renewal Fund and its shareholders.

Performance. The Board reviewed the performance of each AlphaCentric Renewal Fund relative to its peer group, Morningstar category and benchmark index. After discussion, the Board concluded that the performance of each AlphaCentric Renewal Fund was acceptable.

AlphaCentric IO—The Board noted that for the 1-year, 5-year, and since-inception periods, AlphaCentric IO outperformed its peer group, Morningstar categories and benchmark index. The Board commented that the outperformance for the 1-year period was significant. The Board reviewed the 3-year performance, noting that AlphaCentric IO underperformed the Multisector Bond Morningstar category and benchmark index, but outperformed its peer group and the Nontraditional Bond Morningstar category. The Board noted that the performance of AlphaCentric IO during the 3-year period was impacted by the COVID -19 related drawdown in March 2020.

AlphaCentric LH—The Board commented that AlphaCentric LH had outperformed its peer group and Morningstar category over the 1-year and since inception periods, and had either outperformed or was on par with the S&P 500 TR Index and S&P 500 Biotechnology TR Index over both periods.

AlphaCentric MO—The Board observed that AlphaCentric MO outperformed its peer group, Morningstar Category, and its benchmark over the since inception period, and had had outperformed the Morningstar category and benchmark over the 1-year period. The Board discussed AlphaCentric’s explanation that AlphaCentric MO trailed the peer group over the 1-year period because the returns of an outlier fund in the peer group were more than triple the peer group median.

AlphaCentric PO—The Board noted that AlphaCentric PO outperformed its peer group for the 3-year and 5- year periods, the Options Trading Morningstar category for the 3-year, 5-year and 10-year periods, and the IQ Hedge Long/Short Beta TR Index over the 3-year and 10- year periods. The Board noted that, relative to the S&P 500 Index, AlphaCentric PO outperformed over the 3-year period, but underperformed for all other periods. The Board acknowledged that AlphaCentric PO was not designed to track the S&P 500 in an extreme bull market.

AlphaCentric RA—The Board remarked that AlphaCentric RA outperformed its peer group over the 3-year and since inception periods, and the Morningstar category and MSCI ACWI Gross Index over the since inception period but underperformed the S&P 500 TR Index across all periods. The Board discussed that AlphaCentric RA generated strong absolute returns during the past year but underperformed the index as the market sold off innovative growth companies on mounting concerns over inflation. The Board acknowledged AlphaCentric RA’s strong recovery from the March 2020 drawdown.

AlphaCentric SS—The Board considered that AlphaCentric began managing AlphaCentric SS in August 2019 and that AlphaCentric SS outperformed its peer group, Morningstar category, the BofA Merrill Lynch 3 -Month U.S. Treasury Bill Index and the MSCI World/Bloomberg U.S. Aggregate Bond Blended Index over the 1-year period. The Board noted that AlphaCentric SS underperformed all benchmarks for the 3-year period and outperformed only the BofA Merrill Lynch 3-Month U.S.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Treasury Bill Index over the 5-year period. The Board discussed that since inception, AlphaCentric SS had outperformed all benchmarks except for the MSCI World/Bloomberg U.S. Aggregate Bond Blended Index.

Fees and Expenses. The Board reviewed the management fee paid for each AlphaCentric Renewal Fund, and the average fees charged by each AlphaCentric Renewal Fund’s peer group and Morningstar category. The Board considered the allocation by AlphaCentric of its management fees and the sub- advisory fees paid by AlphaCentric to each sub-advisor compared to the allocation of duties between AlphaCentric and each sub-advisor of the AlphaCentric Renewal Funds with a sub-advisor. The Board acknowledged that the allocation between AlphaCentric and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. The Board discussed the impact of the expense caps on total net expenses. After further discussion, the Board concluded that the management fee for each AlphaCentric Renewal Fund was not unreasonable.

AlphaCentric IO—The Board noted that AlphaCentric IO’s management fee was higher than the high of its peer group and the Multisector Bond Morningstar Category, but lower than the high of the Nontraditional Bond Morningstar Category. The Board discussed that AlphaCentric IO’s expense ratio was higher than the averages of the peer group and Morningstar categories, but below the highs of each. The Board considered the complexity of the AlphaCentric IO’s strategy and the expertise required to manage AlphaCentric IO, including oversight of the sub- advisor. The Board recognized that AlphaCentric IO’s expense limitation was lower than the management fee and that AlphaCentric was therefore not receiving the full management fee.

AlphaCentric LH—The Board recognized that AlphaCentric LH’s management fee was tied with the high of its peer group and Morningstar category, but that its net expense ratio was well below the high of each. The Board discussed that the highly specialized strategy of AlphaCentric LH required particular expertise which commanded a premium.

AlphaCentric MO—The Board observed that the management fee and net expense ratio of AlphaCentric MO were above the peer group and Morningstar category averages and medians, but below the high of each. The Board noted AlphaCentric’s view that it was difficult to find an apt comparison for AlphaCentric MO because of its dual-investment strategy.

AlphaCentric PO—The Board discussed that AlphaCentric PO’s management fee was the high of its peer group and Morningstar category. The Board noted that AlphaCentric PO’s expense ratio was higher than the peer group average and Morningstar category averages, but well below the high of each. The Board considered that there were certain funds within the peer group that provided a better comparison than others, and that AlphaCentric PO’s management fee and expense ratio were in line with those funds.

AlphaCentric RA—The Board noted that the management fee for AlphaCentric RA was the high of its peer group, but lower than the high of World Small/Mid Stock Morningstar category. The Board observed that AlphaCentric RA’s net expense ratio was on par with the average net expense ratio of the peer group and well below the high of the Morningstar category. The Board considered

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

the complexity of the investment strategy and the expertise required to manage AlphaCentric RA, including oversight of the sub-advisor.

AlphaCentric SS—The Board acknowledged that AlphaCentric recently reduced its management fee for AlphaCentric SS, and that the management fee was the average of its peer group. The Board considered that AlphaCentric SS’s net expense ratio was only slightly higher than the Morningstar category average and below the peer group median.

Profitability. The Board discussed AlphaCentric’s profitability from its relationship with each AlphaCentric Renewal Fund based on the information provided by AlphaCentric related to its revenue and expenses. The Board considered that AlphaCentric had previously waived a portion of its management fees to support each AlphaCentric Renewal Fund’s expense limitations.

The Board noted that AlphaCentric was managing AlphaCentric MO at a loss and managing AlphaCentric SS at the slimmest of margins. The Board therefore concluded that excessive profitability was not an issue at this time with respect to either AlphaCentric MO or AlphaCentric SS. The Board observed that AlphaCentric earned a reasonable profit from managing AlphaCentric IO, AlphaCentric LH, AlphaCentric PO and AlphaCentric RA. The Board considered the expertise of the AlphaCentric personnel, and the quality of service provided to each of the aforementioned AlphaCentric Renewal Funds. The Board considered that the level of profitability for each AlphaCentric Renewal Fund appeared to be in-line with industry expectations. The Board determined AlphaCentric’s profitability for each AlphaCentric Renewal Fund was not excessive.

Economies of Scale. The Board noted that the Management Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of the AlphaCentric Renewal Funds had benefitted from the respective AlphaCentric Renewal Fund’s expense limitation. The Board acknowledged AlphaCentric’s belief that the implementation of new rules and regulatory requirements would increase the expenses and duties of AlphaCentric, and thus AlphaCentric was not in a position to implement breakpoints. The Board further noted that the AlphaCentric Renewal Funds had not reached asset levels that allowed them to operate under their respective expense limitation without waiver. The Board agreed to monitor the assets of the AlphaCentric Renewal Funds and revisit the issue of breakpoints the next time the Management Agreement was considered for approval.

Conclusion. Having requested and received such information from AlphaCentric as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each AlphaCentric Renewal Fund and its respective shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Consideration and Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors, LLC and Garrison Point Capital, LLC. with respect to AlphaCentric Income Opportunities Fund.

In connection with a regular meeting held on November 15-16, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors, LLC (“AlphaCentric”), and Garrison Point Capital, LLC (“Garrison Point”) with respect to the AlphaCentric Income Opportunities Fund (“AlphaCentric IO”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with its deliberations regarding the approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by Garrison Point.

Nature, Extent and Quality of Services. The Board considered that Garrison Point performed portfolio monitoring, research, in-depth analysis, and trade execution on behalf of AlphaCentric IO, and supported AlphaCentric IO’s operations in all areas including compliance, valuation, and research. The Board commented on the depth of Garrison Point’s network to identify trading opportunities, and the longevity of its trading relationships. The Board recognized the experience, credentials, and tenure of Garrison Point’s personnel, including their experience with alternative investments. The Board noted that Garrison Point routinely stress tested AlphaCentric IO’s portfolio in order to monitor and assess performance and risk. The Board commented on Garrison Point’s compliance program, which included documentation and review of daily portfolio transactions and monitoring of investment limitations. The Board expressed satisfaction with Garrison Point’s transparency regarding its plans to pursue non- routine investments. The Board reviewed Garrison Point’s best execution practices and noted that it evaluated its broker-dealers annually to ensure best execution. After further discussion, the Board concluded that Garrison Point had the resources to continue providing high quality service to AlphaCentric IO and its shareholders.

Performance. The Board noted that for the 1-year, 5 -year, and since-inception periods, AlphaCentric IO outperformed its peer group, Morningstar categories and benchmark index. The Board commented that the outperformance for the 1-year period was significant. The Board reviewed the 3-year performance, noting that AlphaCentric IO underperformed the Multisector Bond Morningstar category and benchmark index, but outperformed its peer group and the Nontraditional Bond Morningstar category. The Board noted that the performance of AlphaCentric IO during the 3- year period was impacted by the COVID-19 related drawdown in March 2020. The Board concluded that the performance of AlphaCentric IO was acceptable.

Fees and Expenses. The Board noted that AlphaCentric charged a management fee of 1.50% for AlphaCentric IO and that 50% of the net management fee was paid to Garrison Point by AlphaCentric.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

The Board acknowledged that Garrison Point’s sub -advisory fee for AlphaCentric IO was lower than the fees Garrison Point charged to its other accounts. The Board discussed the allocation of fees between AlphaCentric and Garrison Point relative to their respective duties and other factors and agreed the allocation for AlphaCentric IO was appropriate. The Board concluded that the sub-advisory fee received by Garrison Point for AlphaCentric IO was not unreasonable.

Profitability. The Board acknowledged that Garrison Point earned a profit from sub-advising AlphaCentric IO and attributed its profitability to the efficiency of its operations. The Board considered that the fee charged by Garrison Point were lower than those it charged to its other accounts. Further, the Board noted that while Garrison Point’s profits reflected the annual base salary and benefits paid to its portfolio managers and managing director, it did not reflect the amounts paid to them from these profits as equity owners in the company. The Board considered the complexity of AlphaCentric IO’s strategy and the expertise required to execute the strategy particularly during the market downturns of 2020. The Board concluded that Garrison Point’s profits were not excessive.

Economies of Scale. The Board considered whether Garrison Point had realized economies of scale with respect to the sub-advisory services provided to AlphaCentric IO. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that it would continue to monitor the size of AlphaCentric IO and whether breakpoints were appropriate.

Conclusion. Having requested and received such information from Garrison Point as the Board believed to be reasonably necessary to evaluate the terms of the Sub- Advisory Agreement between AlphaCentric and Garrison Point, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric IO and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Consideration and Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors LLC and Contego Capital Group, Inc. with respect to AlphaCentric Robotics & Automation Fund.

In connection with a regular meeting held on November 15-16, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee”, and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”), and Contego Capital Group, Inc. (“Contego”) with respect to the AlphaCentric Robotics & Automation Fund (“AlphaCentric RA”).

The Board examined Contego’s responses to a series of questions regarding, among other things, its sub-advisory services provided to AlphaCentric RA, comparative fee and expense information, and profitability from managing AlphaCentric RA. The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with its deliberations regarding the renewal of the Sub-Advisory Agreement, the Board reviewed materials prepared by Contego.

Nature, Extent and Quality of Services. The Board reviewed the business experience and academic credentials of the key personnel at Contego. The Board noted that Contego engaged a third-party for administrative and compliance services. The Board remarked that Contego furnished advice and recommendations with respect to the investment of AlphaCentric RA’s assets and purchase and sale of portfolio securities. The Board observed that Contego managed AlphaCentric RA’s investments to ensure compliance with investment restrictions and limitations and maintained records and furnished reports about AlphaCentric RA’s assets as required. The Board discussed that Contego provided fundamental and quantitative equity research, account reconciliations, recordkeeping, compliance, and trading services for AlphaCentric RA. The Board acknowledged that Contego selected broker dealers on the basis of best execution and who could maximize Fund profits through a combination of cost control and efficient use of resources. The Board recognized that Contego had reported no material litigation or compliance issues since the sub-advisory agreement was last renewed. The Board concluded that the services provided by Contego were in line with its expectations.

Performance. The Board remarked that AlphaCentric RA outperformed its peer group over the 3-year and since inception periods, and the Morningstar category and MSCI ACWI Gross Index over the since inception period but underperformed the S&P 500 TR Index across all periods. The Board discussed that AlphaCentric RA generated strong absolute returns during the past year but underperformed the index as the market sold off innovative growth companies on mounting concerns over inflation. The Board acknowledged AlphaCentric RA’s strong recovery from the March 2020 drawdown. The Board concluded that the performance of AlphaCentric RA was acceptable.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Fees and Expenses. The Board acknowledged that Contego’s annual sub-advisory fee of 50% of the advisory fee after fee waiver (with a maximum of 0.625% of AlphaCentric RA’s average daily net assets), was lower than the fee Contego charged to other accounts it managed. After further discussion, the Board concluded that the Contego’s sub-advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Contego, noting that Contego was sub-advising AlphaCentric RA at a reasonable profit. The Board observed that Contego’s profits were used to pay personnel of Contego servicing AlphaCentric RA. The Board concluded, therefore, that excessive profitability was not an issue for Contego at this time.

Economies of Scale. The Board considered whether Contego had realized economies of scale with respect to the sub-advisory services provided to AlphaCentric RA. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub- advisory expense. The Board agreed that Contego did not appear to have benefited from material economies of scale.

Conclusion. Having requested and received such information from Contego as the Board believed to be reasonably necessary to evaluate the terms of the Sub- Advisory Agreement between AlphaCentric and Contego, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric RA and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Consideration and Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors, LLC and Life-Sci-Management, LLC. with respect to AlphaCentric Life-Sci-Healthcare Fund.

In connection with a meeting held on November 15-16, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”)discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors, LLC (“AlphaCentric”), and Life-Sci Management, LLC (“LifeSci”) with respect to the AlphaCentric Life-Sci-Healthcare Fund (“AlphaCentric LH”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with its deliberations regarding the renewal of the Sub-Advisory Agreement, the Board reviewed materials prepared by LifeSci.

Nature, Extent and Quality of Services. The Board observed that the key personnel from LifeSci serving AlphaCentric LH had impressive academic credentials and extensive industry experience. The Board discussed that LifeSci was responsible for implementing AlphaCentric LH’s investment strategy, including making investment decisions and executing transactions for AlphaCentric LH. The Board noted that LifeSci conducted fundamental research to identify life sciences and healthcare technology companies with attractive growth potential. The Board discussed that LifeSci met with senior management teams of target companies to understand their strategic goals and limitations. It noted that LifeSci conducted scientific and technical diligence from company literature and publications and performed financial diligence by reviewing company filings and financial statements. The Board considered that LifeSci cross-referenced each new investment decision with a list of current investment restrictions prior to trade execution and reviewed the portfolio on a periodic basis post-trade to ensure compliance with investment restrictions. The Board further considered that LifeSci chose broker- dealers on the basis of best execution. The Board acknowledged that LifeSci reported no material compliance, litigation, or regulatory issues since the approval of the sub-advisory agreement. The Board agreed that LifeSci could be expected to continue providing quality service to AlphaCentric LH.

Performance. The Board commented that AlphaCentric LH had outperformed its peer group and Morningstar category over the one- year and since inception periods and had either outperformed or was on par with the S&P 500 TR Index and S&P 500 Biotechnology TR Index over both periods. The Board concluded that AlphaCentric LH’s performance was acceptable.

Fees and Expenses. The Board noted that AlphaCentric charged a management fee of 1.25% for AlphaCentric LH and that 50% of the net management fee was paid to LifeSci by AlphaCentric. The Board discussed the allocation of fees between AlphaCentric and LifeSci relative to their respective

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Additional Information (Unaudited)(Continued)
March 31, 2022

duties and other factors and agreed the allocation for AlphaCentric LH was appropriate. The Board concluded that the sub-advisory fee received by LifeSci for AlphaCentric LH was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by LifeSci, noting that LifeSci was sub-advising AlphaCentric LH at a loss. The Board concluded, therefore, that excessive profitability was not an issue for LifeSci at this time.

Economies of Scale. The Board considered whether LifeSci had realized economies of scale with respect to the sub-advisory services provided to AlphaCentric LH. The Board agreed that this was primarily an advisor- level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that it would continue to monitor the size of AlphaCentric LH and whether breakpoints were appropriate. The Board agreed that LifeSci did not appear to have benefited from material economies of scale.

Conclusion. Having requested and received such information from LifeSci as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between AlphaCentric and LifeSci, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric LH and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Consideration and Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors LLC and Mount Lucas Management LP with respect to AlphaCentric SWBC Municipal Opportunities Fund and AlphaCentric Symmetry Strategy Fund

In connection with a regular meeting held on November 15-16, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee”, and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”), and Mount Lucas Management LP (“Mount Lucas”) with respect to each of AlphaCentric SWBC Municipal Opportunities Fund (“AlphaCentric MO”) and AlphaCentric Symmetry Strategy Fund (“AlphaCentric SS”).

The Board examined Mount Lucas’s responses to a series of questions regarding, among other things, its sub-advisory services provided to AlphaCentric MO and AlphaCentric SS, comparative fee and expense information, and profitability from managing AlphaCentric MO and AlphaCentric SS. The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreements. In connection with its deliberations regarding the renewal of the Sub-Advisory Agreements, the Board reviewed materials prepared by Mount Lucas.

Nature, Extent and Quality of Services. The Board noted that Mount Lucas utilized various quantitative investment models which it had developed and continuously refined over 30 years. The Board commented on Mount Lucas’s technical expertise, including designing and building proprietary software systems to aid in trading and compliance monitoring. The Board discussed the experience and credentials of Mount Lucas’s personnel, and commented favorably on each individual’s tenure with the company. The Board reviewed Mount Lucas’s compliance monitoring practices, noting that Mount Lucas reported no material compliance issues. The Board observed that Mount Lucas chose broker - dealers on the basis of best execution, taking into account the full range of a broker’s services, commission rates, financial responsibility and responsiveness. The Board agreed that Mount Lucas had the experience and resources necessary to continue providing quality services to AlphaCentric MO and AlphaCentric SS.

Performance. The Board reviewed the performance of AlphaCentric MO and AlphaCentric SS relative to each’s peer group, Morningstar category and benchmark index. After discussion, the Board concluded that the performance of AlphaCentric MO and AlphaCentric SS were acceptable.

AlphaCentric MO—The Board observed that sleeve of AlphaCentric MO sub-advised by Mount Lucas outperformed its peer group and benchmark over the 1-year and since inception periods.

AlphaCentric SS—The Board considered that Mount Lucas began sub-advising AlphaCentric SS in August 2019 and that AlphaCentric SS outperformed its peer group, Morningstar category, the

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the MSCI World/Bloomberg U.S. Aggregate Bond Blended Index over the 1-year period. The Board noted that AlphaCentric SS underperformed all benchmarks for the 3-year period, and outperformed only the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index over the 5-year period. The Board discussed that since inception, AlphaCentric SS had outperformed all benchmarks except for the MSCI World/Bloomberg U.S. Aggregate Bond Blended Index.

Fees and Expenses. The Board discussed the allocation of fees between AlphaCentric and Mount Lucas relative to their respective duties and other factors and agreed the allocations for each of AlphaCentric MO and AlphaCentric SS were appropriate. The Board noted that the allocation of fees between the advisor and Mount Lucas was the product of an arm’s length negotiation. The Board concluded that the sub-advisory fees received by Mount Lucas from AlphaCentric for each of AlphaCentric MO and AlphaCentric SS were not unreasonable.

AlphaCentric MO—The Board observed that Mount Lucas received 10% of the net advisory fee, which was equal to or lower than the advisory fee charged to the other accounts it managed.

AlphaCentric SS—The Board noted that Mount Lucas received 100% of the net management fee earned on assets merged from the predecessor fund, and 50% of the 1.35% net management fee earned on all other assets of AlphaCentric SS. The Board noted that the fees charged by Mount Lucas to its other accounts appeared in line with the fees charged to AlphaCentric SS, although the differing fee structures made a direct comparison difficult.

Profitability. The Board reviewed the profitability analyses provided by Mount Lucas and concluded that excessive profitability was not an issue for Mount Lucas with respect to either AlphaCentric MO or AlphaCentric SS.

AlphaCentric MO—The Board remarked that the AlphaCentric waived its sub-advisory fee and was sub-advising AlphaCentric MO at a loss.

AlphaCentric SS—The Board reviewed that Mount Lucas earned a profit from the sub-advisory agreement. The Board discussed that although the profitability in terms of percentage appeared high, the profit in terms of actual dollars to be paid was reasonable. The Board considered the fee arrangement between AlphaCentric and Mount Lucas, noting that Mount Lucas received 100% of the management fee from managing the predecessor fund’s assets. The Board noted that the predecessor fund’s assets continued to comprise a large majority of the assets in AlphaCentric SS, and that as assets grew and new investors joined, the allocation of fees between AlphaCentric and Mount Lucas would change.

Economies of Scale. The Board considered whether Mount Lucas had realized economies of scale with respect to the sub-advisory services provided to AlphaCentric MO and AlphaCentric SS. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that it would continue to monitor the size of each of AlphaCentric MO and AlphaCentric SS and whether breakpoints were appropriate.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2022

Conclusion. Having requested and received such information from Mount Lucas as the Board believed to be reasonably necessary to evaluate the terms of the Sub- Advisory Agreements between AlphaCentric and Mount Lucas, and as assisted by the advice and guidance of counsel, the Board concluded that renewals of each Sub-Advisory Agreement were in the best interests of each of AlphaCentric MO and AlphaCentric SS and their shareholders.

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2022

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	54	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016;Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	38	Trustee of Variable Insurance Trust since 2010

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2022

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 2/2022	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2022

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

MANAGER

AlphaCentric Advisors, LLC

53 Palmeras Street, Suite 601

San Juan, PR 00901

ADMINISTRATOR

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

TRANSFER AGENT

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44155

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

U.S. Bank Trust

RiverCenter (Schlitz Park)

15555 N Rivercenter Drive, Suite 302

Milwaukee, WI 53212

ALPHA-A22

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2022	2021
AlphaCentric Income Opportunities Fund	$49,000	$48,000
AlphaCentric Premium Opportunity Fund	$11,500	$11,500
AlphaCentric Robotics and Automation Fund	$13,500	$13,500
AlphaCentric Symmetry Strategy Fund	$13,000	$13,000
AlphaCentric LifeSci Healthcare Fund	$11,000	$11,000
AlphaCentric SWBC Municipal Opportunities Fund	$14,000	$13,000
AlphaCentric Strategic Income Fund	$15,500	N/A

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
AlphaCentric Income Opportunities Fund	$7,600	$3,100
AlphaCentric Premium Opportunity Fund	$2,600	$2,600
AlphaCentric Robotics and Automation Fund	$3,100	$3,100
AlphaCentric Symmetry Strategy Fund	$3,000	$3,000
AlphaCentric LifeSci Healthcare Fund	$2,500	$2,500
Alpha SWBC Municipal Opportunities Fund	$6,000	$3,000
AlphaCentric Strategic Income Fund	$2,600	N/A

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2020.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2022 and is disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 8, 2022